Exhibit 10.2

Execution Version

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

(SLA)

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is dated as of February 14, 2024 (the “Effective Date”), by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company, as seller (in such capacity, the “Seller”) and as pledgor (in such capacity, the “Pledgor”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender”and, collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each, a “Funding Agent”and, collectively, the “Funding Agents”) and ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P. (“Atlas”), as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

RECITALS:

WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Administrative Agent, Wells Fargo Bank, National Association, as the paying agent, and U.S. Bank National Association, not in its individual capacity, but solely as custodian, are party to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested that by execution of this Amendment (i) references to the Atlas Funding Agent and to the Atlas Committed Lenders and their Commitments as well as notice information for such entities are amended and updated to reflect certain assignments occurred in the Atlas Lender Group, and (ii) certain other amendments are made to the Credit Agreement, in each case, as set forth in Exhibit A attached hereto.

WHEREAS, in furtherance of the foregoing and in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof; and

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.01. AMENDMENTS TO THE CREDIT AGREEMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended with text marked in underline indicating additions to the Credit Agreement and with text marked in ~~strikethrough~~ indicating deletions to the Credit Agreement as set forth in Exhibit A attached hereto.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SECTION 2.01. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

(a) The Administrative Agent, the Borrower, the Manager, the Servicer, the Seller, the Pledgor, and the Required Lenders shall have executed and delivered this Amendment; and

(b) (i) The Administrative Agent and each Lender party hereto shall have received an updated Secretary’s Certificate from each of the Borrower, the Manager, the Servicer, the Seller, and the Pledgor that includes (x) authorizing resolutions, (y) updated incumbency certificates and (z) any updated organizational documents for each, (ii) the Administrative Agent and each Lender party hereto shall have received a customary legal opinion from counsel to the Borrower and the Servicer addressing authorization and enforceability of this Amendment, and the amendments hereby and thereby to the Credit Agreement, and (iii) and the Atlas Funding Agent shall have received a risk retention letter regarding Regulation (EU) 2017/2402 executed by the Parent in form and substance acceptable to the Atlas Funding Agent.

SECTION 3.01. REPRESENTATIONS AND WARRANTIES

Each of the Borrower, the Manager, the Servicer, and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), and (b) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.

SECTION 4.01 REFERENCES IN ALL TRANSACTION DOCUMENTS.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

SECTION 5.01. ELECTRONIC SIGNATURES AND COUNTERPARTS.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original

2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 5.02. GOVERNING LAW.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.03. SEVERABILITY OF PROVISIONS.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 5.04. CONTINUING EFFECT.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

SECTION 5.05. SUCCESSORS AND ASSIGNS.

This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

SECTION 5.06. NO BANKRUPTCY PETITION.

Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all outstanding indebtedness for borrowed money of a Conduit Lender, it will not institute against, or join any other Person in instituting against, such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or of any other jurisdiction.

3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of each Loan Note, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 6.06 shall survive the termination of this Amendment.

SECTION 5.07 COSTS AND EXPENSES.

The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.

SECTION 5.08 CONSENT AND DIRECTION.

The Lenders party hereto representing the Required Lenders hereby authorize and direct the Administrative Agent to execute and deliver this Amendment.

SECTION 5.09 NO AMENDMENT FEE.

Notwithstanding anything to the contrary herein or in Section 2.5(H) of the Credit Agreement, each of the Administrative Agent, the Borrower, the Servicer, the Lenders and the Funding Agents acknowledge, agree and consent that the amendment fee under Section 2.5(H) of the Credit Agreement shall not be due and payable to the Administrative Agent in connection with this Amendment.

[SIGNATURE PAGES FOLLOW]

4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

SUNNOVA EZ-OWN PORTFOLIO, LLC, as the Borrower

By:	/s/ Robert Lane
Name: Robert Lane
Title: Executive Vice President, Chief Financial Officer

SUNNOVA SLA MANAGEMENT, LLC, as Manager and Servicer

By:	/s/ Robert Lane
Name: Robert Lane
Title: Executive Vice President, Chief Financial Officer

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller and Pledgor

By:	/s/ Robert Lane
Name: Robert Lane
Title: Executive Vice President, Chief Financial Officer

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as Administrative Agent

By: Atlas Securitized Products Advisors GP, LLC, its general partner

By:	/s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Director

ATLAS SECURITIZED PRODUCTS ADMINISTRATION, L.P., as the Funding Agent for the Atlas Lender Group

By: Atlas Securitized Products Administration BKR GP, LLC, its general partner

By:	/s/ Marcus DiBrito
Name: Marcus DiBrito
Title: Director

AGF WHCO 1-A1 LP, as a Committed Lender

By: AASP Management, LP, its investment manager

By: AASP Management GP, LLC, its general partner

By: Apollo Capital Management, L.P., its sole member

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EAST WEST BANK, as a Committed Lender and as a Funding Agent for the EWB Lender Group

By:	/s/ Keith Kishiyama
Name: Keith Kishiyama
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ZIONS BANCORPORATION, N.A., as a Committed Lender and as a Funding Agent for the Zions Lender Group

By:	/s/ Efrain Soto
Name: Efrain Soto
Title: Director

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ROYAL BANK OF CANADA, as Funding Agent for the RBC Lender Group

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Committed Lender

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

By:	/s/ Ross Shaiman
Name: Ross Shaiman
Title: Authorized Signatory

THUNDER BAY FUNDING LLC, as a Conduit Lender

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SMBC NIKKO SECURITIES AMERICA, INC., as Funding Agent for the SMBC Lender Group

By:	/s/ Takashi Fueno
Name: Takashi Fueno
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Lender

By:	/s/ Brian T Caldwell
Name: Brian T Caldwell
Title: Managing Director

By:
Name:
Title:

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Lender

By:	/s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT A TO

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

(SLA)

CONFORMED CREDIT AGREEMENT

[to be attached]

[Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT A

Execution Version

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of August 2, 2023

as amended by Amendment No. 1 dated as of October 6, 2023

as amended by Amendment No. 2 dated as of February 14, 2024

among

SUNNOVA EZ-OWN PORTFOLIO, LLC,

as Borrower

SUNNOVA SLA MANAGEMENT, LLC,

as Manager

SUNNOVA SLA MANAGEMENT, LLC,

as Servicer

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC,

as Seller

ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P.,

as Administrative Agent for the Lenders

LENDERS

from time to time party hereto

FUNDING AGENTS

from time to time party hereto

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Paying Agent

and

U.S. BANK NATIONAL ASSOCIATION,

as Custodian

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

i

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ARTICLE III CONDITIONS OF LENDING AND CLOSING		30

Section 3.1.	Conditions Precedent to Second Amendment and Restatement Date	30
Section 3.2.	Conditions Precedent to All Advances	32

ARTICLE IV REPRESENTATIONS AND WARRANTIES		34

Section 4.1.	Representations and Warranties of the Borrower	34

ARTICLE V COVENANTS		38

Section 5.1.	Affirmative Covenants	38
Section 5.2.	Negative Covenants	48

ARTICLE VI EVENTS OF DEFAULT		~~51~~52

Section 6.1.	Events of Default	~~51~~52
Section 6.2.	Remedies	~~53~~54

ARTICLE VII THE ADMINISTRATIVE AGENT AND FUNDING AGENTS		~~54~~55

Section 7.1.	Appointment; Nature of Relationship	~~54~~55
Section 7.2.	Powers	~~54~~56
Section 7.3.	General Immunity	~~55~~57
Section 7.4.	No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc	~~55~~57
Section 7.5.	Action on Instructions of Lenders	~~56~~57
Section 7.6.	Employment of Agents and Counsel	~~56~~57
Section 7.7.	Reliance on Documents; Counsel	~~56~~58
Section 7.8.	The Administrative Agent’s Reimbursement and Indemnification	~~56~~58
Section 7.9.	Intercreditor Agreement	~~57~~58
Section 7.10.	Lender Credit Decision	~~57~~59
Section 7.11.	Successor Administrative Agent	~~57~~59
Section 7.12.	Transaction Documents; Further Assurances	~~58~~60
Section 7.13.	Collateral Review	~~59~~61
Section 7.14.	Funding Agent Appointment; Nature of Relationship	~~60~~61
Section 7.15.	Funding Agent Powers	~~60~~62
Section 7.16.	Funding Agent General Immunity	~~61~~62
Section 7.17.	Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc.	~~61~~62
Section 7.18.	Funding Agent Action on Instructions of Lenders	~~61~~63
Section 7.19.	Funding Agent Delegation of Duties	~~61~~63
Section 7.20.	Funding Agent Reliance on Documents; Counsel	~~62~~63
Section 7.21.	Funding Agent’s Reimbursement and Indemnification	~~62~~63
Section 7.22.	[Reserved]	~~62~~64

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 7.23.	Funding Agent Lender Credit Decision	~~62~~64
Section 7.24.	Funding Agent Successor Funding Agent	~~62~~64
Section 7.25.	Funding Agent Transaction Documents; Further Assurances	~~63~~65
Section 7.26.	Certain ERISA Matters	65
Section 7.27.	Erroneous Payments	66

ARTICLE VIII ADMINISTRATION AND SERVICING OF SOLAR LOANS		68

Section 8.1.	Management Agreement and Servicing Agreement	68
Section 8.2.	Accounts	~~68~~69
Section 8.3.	Adjustments	~~77~~79

ARTICLE IX THE PAYING AGENT		79

Section 9.1.	Appointment	79
Section 9.2.	Representations and Warranties	79
Section 9.3.	Limitation of Liability of the Paying Agent	~~78~~80
Section 9.4.	Certain Matters Affecting the Paying Agent	80
Section 9.5.	Indemnification	85
Section 9.6.	Successor Paying Agent	~~84~~86

ARTICLE X MISCELLANEOUS		~~85~~86

Section 10.1.	Survival	~~85~~86
Section 10.2.	Amendments, Etc.	~~85~~86
Section 10.3.	Notices, Etc.	~~87~~88
Section 10.4.	No Waiver; Remedies	92
Section 10.5.	Indemnification	~~91~~92
Section 10.6.	Costs, Expenses and Taxes	93
Section 10.7.	Right of Set-off; Ratable Payments; Relations Among Lenders	~~92~~94
Section 10.8.	Binding Effect; Assignment	~~95~~95
Section 10.9.	GOVERNING LAW	~~99~~101
Section 10.10.	Jurisdiction	~~99~~101
Section 10.11.	Waiver of Jury Trial	101
Section 10.12.	Section Headings	~~100~~101
Section 10.13.	Tax Characterization	~~100~~101
Section 10.14.	Execution	~~100~~101
Section 10.15.	Limitations on Liability	~~100~~102
Section 10.16.	Confidentiality	~~101~~102
Section 10.17.	Limited Recourse	~~102~~103

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 10.18.	Customer Identification—USA Patriot Act Notice	~~102~~104
Section 10.19.	Paying Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations	~~102~~104
Section 10.20.	Non-Petition	~~103~~104
Section 10.21.	No Recourse	~~103~~104
Section 10.22.	Retention of Equity Interest	~~103~~105
Section 10.23.	Additional Back-Up Servicer, Paying Agent and Transition Manager Provisions	~~103~~105
Section 10.24.	Third Party Beneficiaries	~~103~~105
Section 10.25.	Second Amendment and Restatement	105
Section 10.26.	Direction	~~104~~106
Section 10.27.	Acknowledgement Regarding Any Supported QFCs	~~104~~106
Section 10.28.	Cashless Settlement	~~105~~106
Section 10.29.	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~105~~107
Section 10.30.	FINMA Contractual Stay	~~107~~109
Section 10.31.	Green Loan Provisions	109

EXHIBIT A	—	Defined Terms
EXHIBIT B-1	—	Form of Borrowing Base Certificate
EXHIBIT B-2	—	Form of Notice of Borrowing
EXHIBIT C	—	Form of Loan Note
EXHIBIT D	—	Commitments
EXHIBIT E	—	Form of Notice of Delayed Funding
EXHIBIT F	—	Form of Delayed Funding Notice
EXHIBIT G	—	Form of Joinder Agreement
EXHIBIT H	—	Approved Forms
EXHIBIT I	—	Form of Assignment Agreement
EXHIBIT J	—	Form of Allocation Reporting Letter
EXHIBIT K	—	Form of Impact Reporting Letter

SCHEDULE I	—	Eligibility Criteria
SCHEDULE II	—	Lockbox Bank, Lockbox Account, the Collection Account, the Equipment Replacement Reserve Account, the Liquidity Reserve Account, Borrower’s Account, Takeout Transaction Account and Loan Proceeds Account

SCHEDULE III	—	Material Contracts and Other Commitments of the Borrower

SCHEDULE IV	—	Disqualified Lenders

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of August 2, 2023, by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company (“Sunnova Management”), as manager (in such capacity, the “Manager”), Sunnova Management, as servicer (in such capacity, the “Servicer”), SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company (the “Seller”), the financial institutions from time to time parties hereto (each such financial institution (including any Conduit Lender), a “Lender”and collectively, the “Lenders”), each Funding Agent representing a group of Lenders, ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P. (“Atlas”) as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as paying agent (in such capacity, the “Paying Agent”), and U.S. BANK NATIONAL ASSOCIATION, as Custodian (as defined below).

RECITALS

WHEREAS, the Borrower, Manager, Servicer, Seller, Lenders, Administrative Agent, Paying Agent and Custodian entered into that certain Credit Agreement, dated as of April 19, 2017 (as amended, modified, extended and/or restated from time to time prior to March 27, 2019, the “Original Credit Agreement”), wherein the Lenders provided loans to the Borrower in connection with the Borrower’s acquisition of Eligible Solar Loans (as defined therein) and the related Solar Assets (as defined therein);

WHEREAS, on March 27, 2019, certain parties hereto amended and restated the Original Credit Agreement with that certain Amended and Restated Credit Agreement (as amended, modified, extended and/or restated from time to time prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, the parties hereto desire to amend and restate, without novation, the Existing Credit Agreement upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

Article I

CERTAIN DEFINITIONS

Section 1.1. Certain Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in Exhibit A attached hereto.

Section 1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.” Any reference to completing an action on a non-Business Day (including any payments) shall be automatically extended to the next Business Day.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 1.3. Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein), (B) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (C) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing, (F) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced and (G) “or” is not exclusive.

Section 1.4. Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein. If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Second Amendment and Restatement Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

Section 1.5. Rates. Neither the Administrative Agent nor any Funding Agent warrants or accepts any responsibility for, and shall not have any liability with respect to, (A) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

or (B) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent, each Funding Agent, and their respective Affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent and each Funding Agent may select information sources or services in their reasonable discretion to ascertain the Base Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Funding Agent, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.6. Divisions. For all purposes under the Transaction Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

Article II

AMOUNTS AND TERMS OF THE ADVANCES

Section 2.1. Establishment of the Credit Facility. On the Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Transaction Documents, the Administrative Agent and the Lenders agreed to establish the credit facility set forth in this Agreement for the benefit of the Borrower.

Section 2.2. The Advances. During the Availability Period, each Conduit Lender may, in its sole discretion, and each Committed Lender shall, if the Conduit Lender in its related Lender Group elects, in its sole discretion, not to make such loan or if there is no Conduit Lender in its related Lender Group, make a loan (each such loan, an “Advance”) to the Borrower in an amount, for each Lender Group, equal to its Lender Group Percentage of the aggregate Advances requested by the Borrower pursuant to Section 2.4, which Advances will be funded by the applicable Lenders directly to the Borrower’s Loan Proceeds Account in accordance with Section 2.4(C); provided that (i) the Advances made by any Lender Group shall not exceed the Maximum Facility Amount applicable to such Lender Group at such time and (ii) the aggregate Advances made by the Lender Groups shall not exceed the Borrowing Base at such time.

Section 2.3. Use of Proceeds. After its acquisition of a Solar Loan and the related Solar Assets, the Seller shall transfer each acquired Solar Loan and the related Solar Assets to the Borrower pursuant to the Sale and Contribution Agreement. Proceeds of the Advances shall only be used by the Borrower to (A) purchase Solar Loans and the related Solar Assets from the Seller under the Sale and Contribution Agreement, (B) make deposits into the Liquidity Reserve Account

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(up to the Liquidity Reserve Account Required Balance), (C) make deposits into the Equipment Replacement Reserve Account (up to the Equipment Replacement Reserve Required Balance) and (D) pay certain fees and expenses incurred in connection with establishment of the credit facility set forth in this Agreement.

Section 2.4. Making the Advances. (A) Except as otherwise provided herein, the Borrower may request the Lenders to make Advances to the Borrower by the delivery to the Administrative Agent and each Funding Agent, not later than 1:00 P.M. (New York City time) two (2) Business Days prior to the proposed Borrowing Date of a written notice of such request substantially in the form of Exhibit B-2 attached hereto (each such notice, a “Notice of Borrowing”) together with a duly completed Borrowing Base Certificate signed by a Responsible Officer of the Borrower. Any Notice of Borrowing or Borrowing Base Certificate received by the Administrative Agent and each Funding Agent after the time specified in the immediately preceding sentence shall be deemed to have been received by the Administrative Agent and each Funding Agent on the next Business Day, and to the extent that results in the proposed Borrowing Date being earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing, then the date specified in such Notice of Borrowing as the proposed Borrowing Date of an Advance shall be deemed to be the Business Day immediately succeeding the proposed Borrowing Date of such Advance specified in such Notice of Borrowing. The proposed Borrowing Date specified in a Notice of Borrowing shall be no earlier than two Business Days after the date of delivery of such Notice of Borrowing and may be up to a maximum of thirty (30) days after the date of delivery of such Notice of Borrowing. Unless otherwise provided herein, each Notice of Borrowing shall be irrevocable and shall specify (i) the aggregate principal amount of the Advance requested and (ii) the Borrowing Date (which shall be a Business Day). If the Administrative Agent contests the Borrower’s calculations or any statement within a Notice of Borrowing, it shall promptly inform the Borrower in writing (including by electronic mail) and no Lender shall be obligated to make an Advance in accordance with such Notice of Borrowing. The Borrower may then deliver an amended Notice of Borrowing to the Administrative Agent and each Funding Agent or, by written notice, rescind the Notice of Borrowing; provided that if the Borrower elects to deliver an amended Notice of Borrowing, such amended Notice of Borrowing shall reflect a proposed Borrowing Date no earlier than two (2) Business Days after the date of delivery of such amended Notice of Borrowing.

(A) The aggregate principal amount of each Advance by the Borrower shall not be less than $1,000,000.

(B) The Notice of Borrowing shall specify the aggregate amount of Advances requested together with the allocated amount of Advances to be paid by each Lender Group based on its respective Lender Group Percentage; provided, that if any portion of any such Advance is to be made pursuant to Section 2.16(A), the Notice of Borrowing shall only specify the amount that is to be paid by a Lender or Lender Group, as applicable, in respect of an amount that, taken together with its outstanding Advances, exceeds its aggregate Commitments (but subject to the Maximum Facility Amount applicable to such Lender or such Lender Group). Promptly upon receipt of a Notice of Borrowing, each Funding Agent shall advise each Lender within its Lender Group of the details thereof and the respective Lender’s Advance; provided that each Funding Agent may, in its sole discretion, allocate any requested Advances among the Lenders in its Lender Group. Each Conduit Lender may, in its sole discretion, and the Committed Lender or the Committed Lenders

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

shall, if the Conduit Lender in its or their related Lender Group elects, in its sole discretion, not to do so or if there is no Conduit Lender in its related Lender Group, initiate the wire for the applicable Advances in an amount, for each Lender Group, equal to its Lender Group Percentage of the amounts requested by the Borrower pursuant to the applicable Notice of Borrowing to the Borrower’s Loan Proceeds Account by no later than 2:00 P.M. (New York City time) on the Borrowing Date specified or deemed specified in such Notice of Borrowing. In connection with the funding of each Advance, the Borrower (or the Administrative Agent, on the Borrower’s behalf, out of the proceeds of the initial Advance) shall cause to be deposited into the Liquidity Reserve Account an amount such that the amount on deposit therein is equal to the Liquidity Reserve Account Required Balance.

(C) Notwithstanding the foregoing, if any Lender Group who, through its Funding Agent, shall have previously notified the Borrower in writing, in substantially the form of Exhibit E hereto, that it has incurred any cost, fee or expense directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of the Commitment of the Committed Lender in such Lender Group or any liquidity agreement between a Committed Lender and the Conduit Lender in such Lender Group, or its interest in the Advances, such Lender Group may, through its Funding Agent, upon receipt of a Notice of Borrowing pursuant to Section 2.4(A), notify the Borrower in writing by 5:00 P.M. (New York City time) two (2) Business Days prior to the Borrowing Date specified in such Notice of Borrowing, in substantially the form of Exhibit F hereto (a “Delayed Funding Notice”), of its intent to fund all or part of its allocated amount of the related Advance in an amount that would, if combined with all other Advances requested by the Borrower to such Lender Group within the past thirty-five (35) days, exceed $20,000,000 (such excess amount, the “Delayed Amount”) on a Business Day that is on or before the thirty-fifth (35th) day following the date of delivery of such Funding Agent of such Delayed Funding Notice (the “Delayed Funding Date”) rather than on the date specified in such Notice of Borrowing. If any Funding Agent provides a Delayed Funding Notice to the Borrower following the delivery by the Borrower of a Notice of Borrowing, the Borrower may revoke such Notice of Borrowing by delivering written notice of the same to the Administrative Agent and the Funding Agents by 12:00 P.M. (New York city time) on the Business Day preceding the related Borrowing Date. No Lender Group (or the Committed Lenders forming part thereof) that has provided a Delayed Funding Notice in respect of an Advance (a “Delayed Funding Group”) shall be considered to be in default of its obligation to fund its Delayed Amount pursuant to Section 2.4(C) hereunder unless and until it has failed to fund the Delayed Amount on or before the Delayed Funding Date. A Delayed Funding Group is not obliged to fund until thirty-five (35) days have elapsed since the funding request. For the avoidance of doubt, the Committed Lender in a Delayed Funding Group shall be required to fund its Delayed Amount regardless of the occurrence of an Amortization Event, Event of Default, Potential Amortization Event or Potential Default which occurs during the period from and including the related Borrowing Date to and including the related Delayed Funding Date, unless such Amortization Event, Event of Default, Potential Amortization Event or Potential Default relates to an Insolvency Event with respect to the Borrower.

(D) If (i) one or more Delayed Funding Groups provide a Delayed Funding Notice to the Borrower in respect of a Notice of Borrowing and (ii) the Borrower shall not have revoked the Notice of Borrowing prior to the Business Day preceding such Borrowing Date, the Administrative Agent shall, by no later than 12:00 P.M. (New York City time) on the Business Day preceding

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

such Borrowing Date, direct each Lender Group that is not a Delayed Funding Group with respect to such Borrowing Date (each a “Non-Delayed Funding Group”) to fund an additional portion of such Advance on such Borrowing Date equal to such Non-Delayed Funding Group’s proportionate share (based upon such Non-Delayed Funding Group’s Commitment relative to the sum of the Commitments of all Non-Delayed Funding Groups) of the aggregate Delayed Amounts with respect to such Borrowing Date; provided, that in no event shall a Non-Delayed Funding Group be required to fund any amounts in excess of its Commitment. Subject to Section 2.4(C), in the case of a Committed Lender in a Non-Delayed Funding Group, such Committed Lender hereby agrees, or, in the case of a Conduit Lender in a Non-Delayed Funding Group, such Conduit Lender in such Non-Delayed Funding Group may agree, in its sole discretion, and the Committed Lenders in such Non-Delayed Funding Group hereby agree, to fund such portion of the Advance on such Borrowing Date.

(E) After the Non-Delayed Funding Groups fund a Delayed Amount on any Borrowing Date in accordance with Section 2.4(E), the Committed Lenders in the Delayed Funding Group in respect of such Delayed Amount will be obligated or, in the case of a Conduit Lender in such Delayed Funding Group, such Conduit Lender in such Delayed Funding Group may agree, in its sole discretion, and the Committed Lenders in such Delayed Funding Group hereby agree to fund an amount equal to the excess, if any, of (a) such Delayed Amount over (b) the amount, if any, by which the portion of any principal distribution amount paid to such Non-Delayed Funding Groups pursuant to Section 2.7 or any decrease to the outstanding principal balance made in accordance with Section 2.8, on any date during the period from and including such Borrowing Date to but excluding the Delayed Funding Date for such Delayed Amount, was greater than what it would have been had such Delayed Amount been funded by such Delayed Funding Group on such Borrowing Date (the “Delayed Funding Reimbursement Amount”) with respect to such Delayed Amount on or before its Delayed Funding Date, irrespective of whether the Borrower would be able to satisfy the conditions set forth in Section 3.2(A) to an Advance, in an amount equal to such Delayed Funding Reimbursement Amount on such Delayed Funding Date. The Committed Lenders in such Delayed Funding Group shall or, in the case of a Conduit Lender in such Delayed Funding Group, such Conduit Lender in such Delayed Funding Group may agree, in its sole discretion to fund such Delayed Funding Reimbursement Amount on such Delayed Funding Date by paying such amount to the Administrative Agent in immediately available funds, and the Administrative Agent shall distribute such funds to each such Non-Delayed Funding Group, pro rata based on the relative amount of such Delayed Amount funded by such Non-Delayed Funding Group on such Borrowing Date pursuant to Section 2.4(E).

(F) With respect to the Advance to be made on the Second Amendment and Restatement Date, if any, each Lender shall make the amount of its Advance available to the Paying Agent by wire transfer of such funds to the account specified in the Second Amendment and Restatement Date Flow of Funds Memorandum no later than 2:00 P.M. (New York City time) on the Second Amendment and Restatement Date. The Paying Agent shall receive and hold such Advance in escrow for the benefit of the Administrative Agent and the Lenders. Upon a determination by the Administrative Agent that all conditions precedent to such Advance to be made on the Second Amendment and Restatement Date set forth in Article III have been satisfied or otherwise waived, the Administrative Agent shall notify the Paying Agent in writing (which may be via email) that the Paying Agent may distribute such Advance to be made on the Second

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Amendment and Restatement Date in accordance with the instructions set forth in the Second Amendment and Restatement Date Flow of Funds Memorandum. The Administrative Agent may at any time prior to such distribution instruct the Paying Agent to return such Advance to be made on the Second Amendment and Restatement Date to the Lenders in its sole discretion.

(G) Notwithstanding any provision to the contrary herein or in any other Transaction Document, with respect to the Advance to be made on the Second Amendment and Restatement Date, if any, the Paying Agent is obligated only to perform the duties specifically set forth in Section 2.4(G) or otherwise in the Second Amendment and Restatement Date Flow of Funds Memorandum, which shall be deemed purely ministerial in nature. Under no circumstance will the Paying Agent be deemed to be a fiduciary to any Person with respect to the Advance to be made on the Second Amendment and Restatement Date or the Paying Agent’s duties under Section 2.4(G) or the Second Amendment and Restatement Date Flow of Funds Memorandum. With respect to such Advance to be made on the Second Amendment and Restatement Date, the Paying Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than Section 2.4(G) and the Second Amendment and Restatement Date Flow of Funds Memorandum, whether or not an original or a copy of such agreement has been provided to the Paying Agent; and the Paying Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. With respect to such Advance to be made on the Second Amendment and Restatement Date, the Paying Agent will not be responsible to determine or to make inquiry into any term, capitalized, or otherwise, not defined herein. Section 2.4(G) and the Second Amendment and Restatement Date Flow of Funds Memorandum set forth all matters pertinent to the escrow of such Advance to be made on the Second Amendment and Restatement Date contemplated hereunder, and no additional obligations of the Paying Agent with respect thereto shall be inferred or implied from the terms of this Agreement or any other agreement.

Section 2.5. Fees.

(A) Unused Line Fees. The Borrower agrees to pay to each Funding Agent, for the benefit of the Committed Lender in its Lender Group and as consideration for the Commitment of such Committed Lender in such Lender Group unused line fees in Dollars (the “Unused Line Fee”) for the period from the Closing Date to the last day of the Availability Period, computed as (a) the Unused Line Fee Percentage multiplied by (b) the average Unused Portion of the Commitments with respect to such Lender Group during each monthly period from and including a Payment Date to, but not including, the next subsequent Payment Date; provided, that for the purposes of this provision, the Commitment of any Committed Lender shall be deemed to be zero if such Lender is a Defaulting Lender. Accrued Unused Line Fees shall be due and payable in arrears (from available Collections as set forth and in the order of priority established pursuant to Section 2.7) on each Payment Date for the period from, and including, the immediately preceding Payment Date to, but not including, such applicable Payment Date and on the last day of the Availability Period.

(B) Manager Fee. The Borrower shall pay the Manager Fee to the initial Manager and after the resignation or replacement of the initial Manager, the Borrower shall pay the Manager Fee to a Successor Manager appointed in accordance with the Management Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(C) Servicer Fee. The Borrower shall pay the Servicer Fee to the initial Servicer and after the resignation or replacement of the initial Servicer, the Borrower shall pay the Servicer Fee to a Successor Servicer, which may be the Back-Up Servicer, appointed in accordance with the Servicing Agreement.

(D) Back-Up Servicing/Transition Manager Fee. The Borrower shall pay the Back-Up Servicing/Transition Manager Fee to the Back-Up Servicer and the Transition Manager until such time as the Back-Up Servicer becomes the Successor Servicer in accordance with the Servicing Agreement; provided, that to the extent the Back-Up Servicer becomes the Successor Servicer, the Transition Manager shall be paid a fee at such times and in the same order of priority established pursuant to Section 2.7(B) for the payment of the Back-Up Servicing/Transition Manager Fee, which fee shall be an amount agreed upon between the Administrative Agent and the Transition Manager and shall equal at least fifty percent of the Back-Up Servicing/Transition Manager Fee.

(E) Custodial Fee. The Borrower shall pay to the Custodian the Custodial Fee.

(F) Paying Agent Fee. The Borrower shall pay to the Paying Agent the Paying Agent Fee.

(G) Payment of Fees. The fees set forth in Sections 2.5(A), (B), (C), (D), (E) and (F) shall be payable on each Payment Date by the Borrower from Distributable Collections as set forth in and in the order of priority established pursuant to Section 2.7(B). Notwithstanding anything to the contrary herein or in any Transaction Document, the fees referred to in this Section 2.5 shall not constitute “Confidential Information.”

(H) Amendment Fee. Commencing on October 1, 2019 and thereafter, the Borrower shall pay to the Administrative Agent a fee of $[***] in connection with each amendment (or group of related amendments effective on the same date) to the Transaction Documents requested by it, which fee shall be in addition to the reimbursement of costs and expenses associated therewith that is provided for in Section 10.6 hereof. For the avoidance of doubt, any consent to a Proposed Form delivered by the Administrative Agent pursuant to Section 5.1(W) shall not give rise to the obligation to pay the amendment fee set forth in this Section 2.5(H) so long as no amendment to any Transaction Document is required in connection with such Proposed Form as determined by the Administrative Agent in its sole discretion.

Section 2.6. Reduction/Increase of the Commitments. (B) The Borrower may, on any Business Day, upon written notice given to the Administrative Agent and each of the Funding Agents not later than two (2) Business Days prior to the date of the proposed action (which notice may be conditioned upon any event), terminate in whole or reduce in part, on a pro rata basis based on its Lender Group Percentage, the Unused Portion of the Commitments with respect to each Lender Group (and on a pro rata basis with respect to each Committed Lender in such Lender Group); provided, that (i) any partial reduction shall be in the amount of $1,000,000 or an integral multiple thereof and (ii) any Unused Portion of the Commitments so reduced may not be increased again without the written consent of the related Committed Lenders in such Lender Group.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(A) The Borrower may, on any Business Day upon written notice given to the Administrative Agent and each applicable Funding Agent, request an increase of the Commitments of the Committed Lender(s) in one or more Lender Groups; provided, that any increase shall be at least equal to $5,000,000 or an integral multiple thereof but shall in no event cause the Commitments of the Committed Lender(s) in any such Lender Group to exceed the Maximum Facility Amount for such Lender Group. Each Committed Lender subject to such request shall, within five (5) Business Days of receipt of such request, notify the Administrative Agent and the Borrower in writing (with copies to the other members of the applicable Lender Group) whether or not each Committed Lender has, in its sole discretion, agreed to increase its Commitment. If a Committed Lender does not send any notification to the Administrative Agent and the Borrower within such five (5) Business Day period, such Committed Lender shall be deemed to have declined to increase its Commitment.

Section 2.7. Repayment of the Advances. (C) The maturity date for this facility is the Maturity Date and notwithstanding any other provision to the contrary, the outstanding principal balance of the Advances and the other Obligations owing under this Agreement, together with all accrued but unpaid interest thereon, shall be due and payable in full, if not due and payable earlier, on the Maturity Date.

(A) On any Business Day, the Borrower may direct the Paying Agent to, and on each Payment Date, the Borrower shall direct the Paying Agent to, subject to Section 2.7(D), apply all amounts on deposit in the Collection Account (including, (x)(1) (a) Collections deposited therein during the related Collection Period and (b) any amounts due during the related Collection Period but deposited into the Collection Account within ten (10) Business Days after the end of such Collection Period that the Servicer (at its option) has determined (with written notice thereof to the Paying Agent (with a copy to the Administrative Agent, the Borrower and the Back-Up Servicer)) to be treated as if such amounts were on deposit in the Collection Account at the end of such Collection Period, (2) amounts deposited therein from the Liquidity Reserve Account or the Equipment Replacement Reserve Account, in each case in accordance with Section 8.2, or (3) any amounts deposited therein by the Seller or the Parent pursuant to the Sale and Contribution Agreement or the Parent Guaranty, respectively, but (y) excluding Collections deposited therein in the current Collection Period except as necessary to make distributions pursuant to clauses (i)-(v) or as otherwise determined by the Servicer pursuant to clause (x)(1)(a) above) (the “Distributable Collections”), to the Obligations in the following order of priority based solely on information contained in (I) with respect to any Payment Date, the Monthly Servicer Report for such related Collection Period or, if no Monthly Servicer Report is provided, solely as directed in writing by the Administrative Agent or (II) with respect to any other Business Day, including the date of closing for a Takeout Transaction, on which the Borrower requests an application and distribution of funds in the Collection Account (and/or Takeout Transaction Account, if applicable), an interim Monthly Servicer Report or such other report in form and substance reasonably satisfactory to the Administrative Agent (as confirmed by the Administrative Agent via an email sent to the Paying Agent) and the Paying Agent relating to the Distributable Collections and proceeds of a Takeout Transaction, if applicable, that is delivered by the Servicer (which the Servicer hereby agrees to deliver at the request of the Administrative Agent):

(i) first (Taxes), to the Manager for the payment to the appropriate taxing authorities, the amount of franchise taxes owed by the Borrower prior to the next Payment Date and for which funds have not previously been withdrawn from the Collection Account; provided, that taxes paid and to be paid pursuant to this subclause (i) shall include only those accrued on or after the Closing Date;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) second (Service Providers), ratably, (a) to the Paying Agent (1) the Paying Agent Fee and (2)(x) any accrued and unpaid Paying Agent Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Paying Agent incurred and not reimbursed in connection with its obligations and duties under this Agreement; (b) to the Back-Up Servicer and the Transition Manager (1) the Back-Up Servicing Fee/Transition Manager Fee and (2)(x) any accrued and unpaid Back-Up Servicing Fees/Transition Manager Fee with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Back-Up Servicer and Transition Manager, as applicable; and (3) any accrued and unpaid transition costs, in each case, pursuant to the Transaction Documents; provided that the aggregate payments to the Paying Agent, the Back-Up Servicer, and the Transition Manager as reimbursement for clauses (a)(2)(y) and (b)(2)(y) will be limited to $[***] per calendar year so long as no Event of Default has occurred pursuant to this Agreement (unless otherwise approved by the Administrative Agent); provided, further that the aggregate payments to the Back-Up Servicer and the Transition Manager as reimbursement for clause (3) will be limited to $[***] per transition occurrence and $[***] in the aggregate (unless otherwise approved by the Administrative Agent); (c) to the Manager, the Manager Fee; (d) to the Servicer, the Servicer Fee; and (e) to the Custodian, the Custodial Fee;

(iii) third (Qualifying Hedge Counterparty and Paying Agent Payments), to the Qualifying Hedge Counterparty under each Hedge Agreement, the payment of all amounts which are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date (other than fees, expenses, termination payments, indemnification payments, tax payments or other similar amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Qualifying Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement);

(iv) fourth (Interest Distribution Amount), to each Funding Agent, for the benefit of and on behalf of the Lenders in its Lender Group, the Interest Distribution Amount then due (allocated among the Lender Groups based on their Lender Group Advance Percentages) until paid in full;

(v) fifth (Unused Line Fee), to each Funding Agent, for the benefit of and on behalf of the Committed Lender(s) in its Lender Group, the payment of the Unused Line Fee then due (allocated among the Lender Groups based on their Lender Group Percentages) until paid in full;

(vi) sixth (Liquidity Reserve Account), if the amount on deposit in the Liquidity Reserve Account is less than the Liquidity Reserve Account Required Balance and no Amortization Event has occurred and is continuing, to the Liquidity Reserve Account until the amount on deposit in the Liquidity Reserve Account shall equal the Liquidity Reserve Account Required Balance;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(vii) seventh (Equipment Replacement Reserve Account), to the Equipment Replacement Reserve Account, the Equipment Replacement Reserve Deposit, if any;

(viii) eighth (Borrowing Base Deficit), to the extent required under Section 2.9 in connection with a Borrowing Base Deficiency, to each Funding Agent, on behalf of the Lenders in its Lender Group, for the prepayment and reduction of the outstanding principal amount of any Advances, an amount equal to the amount necessary to cure such Borrowing Base Deficiency (allocated ratably among the Lender Groups based on their Lender Group Advance Percentages); plus, to the extent not paid as provided above, accrued and unpaid interest on the Advances prepaid until paid in full;

(ix) ninth (Qualifying Hedge Counterparty Breakage), to the Administrative Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments which arose due to a default by the Qualifying Hedge Counterparty or the Borrower or due to any prepayments of amounts under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments or other amounts (to the extent not previously paid hereunder) which are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement;

(x) tenth (Availability Period Lender Obligations), if the Availability Period shall have ended, to the Administrative Agent and each Funding Agent on behalf of itself and the Lenders in its related Lender Group, for application to the aggregate amount of all Obligations then due and payable from the Borrower to the Administrative Agent, such Funding Agent and each such Lender in the Lender Group, including the payment of the principal balance of the outstanding Advances (allocated among such Obligations as selected by the Administrative Agent; provided that payment of the principal balance of outstanding Advances shall be allocated ratably among the Lender Groups based on their Lender Group Advance Percentages) until paid in full;

(xi) eleventh (Lender Fees and Expenses), to the Administrative Agent and each Funding Agent on behalf of itself and the Lenders in its related Lender Group, the payment of all Breakage Costs, all Liquidation Fees and all other amounts (other than those already provided for above) then due and payable by the Borrower to the Administrative Agent, such Funding Agent and such Lenders (solely in their capacity as a Lender) hereunder or under any other Transaction Document until paid in full;

(xii) twelfth (All Other Obligations), to the Administrative Agent on behalf of any applicable party, the ratable payment of all other Obligations that are past due and/or payable on such date;

(xiii) thirteenth (Service Provider Indemnities), to the Paying Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Manager and/or the Servicer, any indemnification, expenses, fees or other obligations owed to the Paying Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Manager and/or the Servicer, respectively (including, out-of-pocket expenses of the Paying Agent, the Back-Up Servicer, and the Transition Manager not paid pursuant to clause (ii) above and any Manager Fees, Custodial Fees or Servicer Fees not paid pursuant to clause (ii) above), pursuant to the Transaction Documents;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xiv) fourteenth (Principal Prepayments), as specified in Section 2.8(A), (a) first, as specified in Section 2.8(A), to each Funding Agent on behalf of its related Lender Group, to the prepayment of Advances in accordance with Sections 2.8(A) and 2.12 together with any Liquidation Fees in accordance with Section 2.11(A) and accrued interest on the amount prepaid (allocated ratably among the Lender Groups based on their Lender Group Advance Percentages); and (b) second, to any other prepayment of Advances held by a Disqualified Lender pursuant to Section 10.8, together with accrued interest on the amount prepaid;

(xv) fifteenth (Manager Extraordinary Expenses), ratably (a) to the Manager, all Manager Extraordinary Expenses not previously paid, and (b) to the Servicer, all Servicer Extraordinary Expenses not previously paid;

(xvi) sixteenth (Lockbox Bank Withdrawn Amount), to the Lockbox Account, the amount designated by the Borrower as any Lockbox Bank Withdrawn Amount that has not previously been replenished by transfers of funds into the Lockbox Account by or on behalf of the Borrower (which, for the avoidance of doubt, shall not include funds transfers by any Obligors);

(xvii) seventeenth (Letter of Credit Fees), to the applicable Eligible Letter of Credit Bank, all Letter of Credit fees then due and owing; and

(xviii) eighteenth (Remainder), all Distributable Collections remaining in the Collection Account after giving effect to the preceding distributions in this Section 2.7(B) to the Borrower’s Account.

(B) After giving effect to the application of Distributable Collections in accordance with Section 2.7(B) on any Business Day, if any, the Paying Agent shall, subject to Section 2.7(D), apply all amounts on deposit in the Takeout Transaction Account on such Business Day representing net proceeds of any Takeout Transaction to the Obligations in the following order of priority:

(i) first (Interest), to each Funding Agent, on behalf of the Lenders in its Lender Group, the excess, if any, of the Interest Distribution Amount accrued with respect to the amount of Advances prepaid on such day (allocated among the Lender Groups based on their Lender Group Advance Percentages) with respect to the related Interest Accrual Period over the amount distributed (or distributable) to the Funding Agent on such day pursuant to Section 2.7(B)(iv);

(ii) second (Liquidation Fees and Other Obligations Owing to Administrative Agent, Lenders and Funding Agents), to the Administrative Agent and each Funding Agent, on behalf of itself and the Lenders in its related Lender Group, for application to the aggregate amount of all Liquidation Fees and all other Obligations accrued with respect to the amount of Advances prepaid on such day (other than those already provided for pursuant to this Section 2.7(C)) then due and payable by the Borrower to the Administrative Agent, such Funding Agent and such Lenders until paid in full;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iii) third (Principal), to each Funding Agent on behalf of its related Lender Group, to the prepayment of Advances in accordance with Sections 2.8 and 2.12 (allocated ratably among the Lender Groups based on their Lender Group Advance Percentages);

(iv) fourth (Qualifying Hedge Counterparty Payments), to the Administrative Agent for the account of the Qualifying Hedge Counterparty under each Hedge Agreement, all payments that are due and payable by the Borrower to such Qualifying Hedge Counterparty on such date arising as a result of the prepayment of Advances in connection with such Takeout Transaction (including all fees, expenses, indemnification payments, tax payments, termination payments and other amounts), pursuant to the terms of the applicable Hedge Agreement; and

(v) fifth (Remainder), to the Collection Account, all proceeds of such Takeout Transaction remaining in the Takeout Transaction Account for application in accordance with Section 2.7(B).

(C) Notwithstanding anything to the contrary set forth in this Section 2.7 or Section 8.2, the Paying Agent shall not be obligated to make any determination or calculation with respect to the payments or allocations to be made pursuant to either of such Sections, and in making the payments and allocations required under such Sections, the Paying Agent shall be entitled to rely exclusively and conclusively upon the information in the latest Monthly Servicer Report (or such other report or direction signed by the Administrative Agent) received by the Paying Agent pursuant to either such Section prior to the applicable payment date. Any payment direction to be acted upon by the Paying Agent pursuant to either such Section on a payment date other than a Payment Date shall be delivered to the Paying Agent at least one (1) Business Day prior to the date on which any payment is to be made.

Section 2.8. Certain Prepayments. (D) The Borrower (through the Paying Agent pursuant to Section 2.7(B) and as otherwise permitted in this Agreement) may at any time upon written notice to the Administrative Agent, the Funding Agents and the Paying Agent, and subject to the priority of payments set forth in Section 2.7(B), prepay all or any portion of the balance of the principal amount of the Advances based on the outstanding principal amounts thereof, which notice shall be given at least two (2) Business Days prior to the proposed date of such prepayment (and such notice may be conditioned on any event but withdrawal of the notice will be subject to payment breakage costs to Lenders if the notice of prepayment is withdrawn within two (2) business days of the date that prepayment was initially noticed to occur). Each such prepayment (which need not be on a Payment Date) shall be accompanied by (a) the payment of all accrued but unpaid interest on the amounts to be so prepaid and (b) any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date.

(A) The Borrower shall deposit all proceeds of any Takeout Transaction (net of reasonable fees, taxes, commissions, premiums and expenses incurred by the Borrower in connection with such Takeout Transaction so long as such deposit is greater than or equal to the Minimum Payoff Amount) into the Takeout Transaction Account, and the Administrative Agent

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

shall apply such proceeds to prepay the Advances made in respect of Solar Loans and the related Solar Assets that are subject to such Takeout Transaction (and make other related payments in accordance with Section 2.7(B) first (to the extent Distributable Collections are being disbursed pursuant to Section 2.7(B)) and 2.7(C) second) including any such payments due to the Paying Agent, the Back-Up Servicer, and the Transition Manager.

Section 2.9. Mandatory Prepayments of Advances. On any date that the Borrower either (a) obtains knowledge or (b) receives notice from the Administrative Agent (with calculations set forth in reasonable detail), that as of any date that the Borrowing Base is required to be calculated, the aggregate outstanding principal amount of all Advances exceeds the lesser of (i) the sum of (x) the amount of the Aggregate Commitment and (y) any Advances in excess of the Aggregate Commitment made pursuant to Section 2.16(A)(ii) and (ii) the Borrowing Base (the occurrence of an excess of the aggregate outstanding principal amount of all Advances over the lesser of the amount set forth in clauses (i) and (ii) being referred to herein as a “Borrowing Base Deficiency”), the Borrower shall pay to each Funding Agent for the account of its Lender Group the amount of any such excess (to be applied to the reduction of Advances ratably among the Lender Groups based on their Lender Group Advance Percentages), together with accrued but unpaid interest on the amount required to be so prepaid to the date of such prepayment and any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date. Notwithstanding anything contained herein to the contrary, in lieu of repaying Advances to cure a Borrowing Base Deficiency, Seller may instead voluntarily assign additional Eligible Solar Loans and the related Solar Assets to the Borrower under the Sale and Contribution Agreement in an amount sufficient to cure such Borrowing Base Deficiency so long as (x) the Borrower provides written notice to Administrative Agent that Seller intends to make such contribution together with a pro forma Borrowing Base Certificate giving effect to such contribution, (y) the Seller delivers the related Custodian File to the Custodian for certification pursuant to the Custodial Agreement and (z) Administrative Agent shall have received the related A-1 Custodial Certification in respect of such Eligible Solar Loans and the related Solar Assets from the Custodian pursuant to the Custodial Agreement.

Section 2.10. Interest. The makers of the Advances shall be entitled to the applicable Interest Distribution Amount payable on each Payment Date in accordance with Section 2.7(B) and 2.7(C).

Section 2.11. Breakage Costs; Liquidation Fees; Increased Costs; Capital Adequacy; Additional Indemnifications.

(A) Breakage Costs and Liquidation Fees. (i) If any Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower hereby agrees to pay Breakage Costs, if any, and (ii) the Borrower further agrees to pay all Liquidation Fees associated with a reduction of the principal balance of any Advance at any time. The Borrower shall not be responsible for any Liquidation Fees or any other loss, cost, or expenses arising at the time of, and arising solely as a result of, any assignment made pursuant to Section 10.8 and the reallocation of any portion of the Advances of the applicable Lender making such assignment unless, in each case, such assignment is requested by the Borrower.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) Increased Costs. If any Change in Law (a) shall subject any Lender, the Administrative Agent or any Affiliate thereof (each of which, an “Affected Party”) to any Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (z) Connection Income Taxes) on its loans, loan principal, letters of credit, hedging arrangements, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party, or (c) shall impose any other condition affecting the Collateral or the rights of any Lender and the Administrative Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Collateral, any obligation to make Advances hereunder, any of the rights of such Lender or the Administrative Agent hereunder, or any payment made hereunder in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional or increased cost or such reduction that is incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional or increased cost or such reduction is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(C) Capital Adequacy. If any Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party including by imposing any liquidity requirements on any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, then on the next Payment Date after written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such reduction in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).

(D) Certificates for Reimbursement. A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in Section 2.12(B), and delivered to the Borrower, shall be conclusive absent manifest error.

(E) Calculation. In determining any amount provided for in this Section 2.11, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.11 shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 2.12. Payments and Computations. (E) The Borrower (through the Paying Agent pursuant to Section 2.7(B) or 2.7(C) and as otherwise permitted in this Agreement) shall make each payment and prepayment hereunder and under the Advances in respect of principal, interest, expenses, indemnities, fees or other Obligations due from the Borrower not later than 4:00 P.M. (New York City time) on the day when due in U.S. Dollars to the related Funding Agent at its address referred to in Section 10.3 or to such account provided by such Funding Agent in immediately available, same-day funds, and without setoff, counterclaim or other deduction of any nature (other than with respect to Taxes subject to Section 2.15). Payments on Obligations may also be made by the application of funds in the Collection Account or the Takeout Transaction Account as provided in Section 2.7(B) or 2.7(C), as applicable, or the making of additional Advances as provided in Section 2.4. All computations of interest for Advances made under the Base Rate shall be made by the applicable Funding Agent (which shall provide the Borrower with the related invoice setting forth such amounts) on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by a Funding Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(A) All payments to be made in respect of fees, if any, due to the Administrative Agent from the Borrower hereunder shall be made on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature (other than with respect to Taxes subject to Section 2.15), and an action therefor shall immediately accrue. The Borrower agrees that, to the extent there are insufficient funds in the Administrative Agent’s Account, to make any payment under this clause (B) when due, the Borrower shall immediately pay to the Administrative Agent all amounts due that remain unpaid.

Section 2.13. Payment on Non-Business Days. Whenever any payment hereunder or under the Advances shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

Section 2.14. Extension of the Scheduled Commitment Termination Date. No earlier than ninety (90) days, and no later than sixty (60) days, prior to the then Scheduled Commitment Termination Date, the Borrower may deliver written notice to the Administrative Agent and each Funding Agent requesting an extension of such Scheduled Commitment Termination Date. The Administrative Agent shall respond to such request no later than thirty (30) days following the date of its receipt of such request, indicating whether it is considering such request and preliminary conditions precedent to any extension of the Scheduled Commitment Termination Date as the Administrative Agent determines to include in such response. The Administrative Agent’s failure to respond to a request delivered by the Borrower pursuant to this Section 2.14 shall not be deemed to constitute any agreement by the Administrative Agent to any such extension. The granting of any extension of the Scheduled Commitment Termination Date requested by the Borrower shall be in the mutual discretion of the Borrower and the Administrative Agent (on behalf of the Lenders with the consent of all Lender Groups).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 2.15. Taxes.

(A) Defined Terms. For purposes of this Section 2.15 the term “applicable Law” includes FATCA.

(B) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(C) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of a Funding Agent timely reimburse it for the payment of, any Other Taxes.

(D) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to each Funding Agent), or by a Funding Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.

(E) Indemnification by the Lenders. Each Committed Lender shall severally indemnify each Funding Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Committed Lender (but only to the extent that the Borrower has not already indemnified such Funding Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.8(D) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Committed Lender, in each case, that are payable or paid by a Funding Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Committed Lender by its Funding Agent shall be

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

conclusive absent manifest error. Each Committed Lender hereby authorizes its Funding Agent to set off and apply any and all amounts at any time owing to such Committed Lender under any Transaction Document or otherwise payable by such Funding Agent to the Lender from any other source against any amount due to such Funding Agent under this paragraph (E).

(F) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.15, the Borrower shall deliver to each Funding Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Funding Agent.

(G) Status of Recipients. (iii) Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower, the Paying Agent and the related Funding Agent, at the time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower, the Paying Agent or the related Funding Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will enable the Borrower, the Paying Agent or such Funding Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(a), (ii)(b) and (ii)(d) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.

(i) Without limiting the generality of the foregoing,

(a) any Recipient that is a U.S. Person shall deliver to the Borrower, the Paying Agent and the related Funding Agent on or about the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed copies of Internal Revenue Service Form W-9 certifying that such Recipient is exempt from U.S. federal backup withholding tax;

(b) any Recipient that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the Borrower, the Paying Agent or such Funding Agent) on or about the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), whichever of the following is applicable:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(1) in the case of a Recipient claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of Internal Revenue Service Form W-8ECI (or any successor form);

(3) in the case of a Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower (or if Borrower is a disregarded entity for U.S. federal income tax purposes, Borrower’s regarded owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms); or

(4) to the extent a Recipient is not the beneficial owner, executed copies of Internal Revenue Service Form W-8IMY (or any successor form), accompanied by Internal Revenue Service Form W-8ECI (or any successor form), Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor form), a U.S. Tax Compliance Certificate, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Recipient is a partnership and one or more direct or indirect partners of such Recipient are claiming the portfolio interest exemption, such Recipient may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;

(c) any Recipient which is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower, the Paying Agent or such Funding Agent to determine the withholding or deduction required to be made;

(d) if a payment made to a Recipient under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower, the Paying Agent and the related Funding Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as may be necessary for the Borrower, the Paying Agent and such Funding Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and

(e) on or before the date hereof each of the Administrative Agent, and on or before the date each Funding Agent becomes a Funding Agent hereunder, of amounts either received on account of any Lender or on its own account, under any Transaction Document, such Administrative Agent and Funding Agent, as applicable, shall (1) deliver to the Borrower an executed IRS Form W-9 certifying that it is exempt from U.S. federal backup withholding Tax or (2) a U.S. branch withholding certificate on IRS Form W-8IMY (or any successor form) evidencing its agreement with the Borrower to be treated as a U.S. Person (with respect to amounts received on account of any Lender) and IRS Form W-8ECI (or any successor forms) (with respect to amounts received on its own account), with the effect that, in any case, the Borrower will be entitled to make payments hereunder to such Administrative Agent or Funding Agent without withholding or deduction on account of U.S. federal withholding Tax. Each of the Administrative Agent and Funding Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification.

Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower, the Paying Agent and the related Funding Agent in writing of its legal inability to do so.

(H) Forms for Paying Agent. The Administrative Agent and each Funding Agent shall deliver to the Paying Agent on or before the first Payment Date, executed copies of Internal Revenue Service Form W-9 or W-8, as applicable, certifying that the Administrative Agent or such Funding Agent is exempt from U.S. federal backup withholding tax.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(I) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.15 (including by the payment of additional amounts pursuant to this Section 2.15), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (I) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (I), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (I) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(J) Survival. Each party’s obligations under this Section 2.15 shall survive the resignation or replacement of a Funding Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.

Section 2.16. Request for Borrowing Exceeding Aggregate Commitment; Increase to Aggregate Commitments.

(A) Request for Borrowing Exceeding Aggregate Commitment.

(i) Notice. The Borrower may, from time to time during the Availability Period, prior to the issuance of a Notice of Borrowing, send a written notice to the Administrative Agent (who shall promptly forward the same to each Lender Group) setting forth the Borrower’s intent to request a borrowing that will cause the sum of all outstanding Advances to exceed the Aggregate Commitment. Such notice shall be sent no later than five (5) Business Days prior to the date on which the Borrower intends to send the related Notice of Borrowing and shall set forth the amount by which the sum of all outstanding Advances (after giving effect to such Borrowing) will exceed the Aggregate Commitments and the related Borrowing Date.

(ii) Approval/Disapproval. Upon receipt of the notice described in Section 2.16(A)(i) by the Administrative Agent, the Administrative Agent shall, no later than five (5) Business Days after receipt thereof, obtain the written approval or disapproval of each

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Committed Lender regarding the requested Advances, which approval shall be granted or not granted in the sole discretion of such Committed Lender. If the making of the requested Advances is approved, the Borrower shall, in accordance with procedures set forth in Section 2.4, send the related Notice of Borrowing. Any approved Advances to be made by the Lenders in the related Lender Group shall be funded within such Lender Group pursuant to any allocation as agreed to by all of the members of such Lender Group. If the making of the requested Advances is not approved, then the Borrower shall, prior to sending its Notice of Borrowing, modify the same in a manner sufficient to ensure that the requested borrowing does not cause the sum of all outstanding Advances to exceed the Aggregate Commitment then in effect, as applicable.

(iii) Commitment. For the avoidance of doubt, if the making of an Advance by a Lender Group that would cause the sum of all outstanding Advances to exceed the Aggregate Commitment, as applicable, is approved, each Committed Lender’s Commitment shall be increased solely to the extent such Committed Lender approved the Advance. Each Committed Lender’s Commitment shall remain as set forth on Exhibit D unless increased and/or reduced from time to time in accordance with Section 2.6 or Section 2.16(B) or amended in connection with assignments made by such Committed Lender pursuant to Section 10.8. Moreover, the Borrower must go through the procedures described in Sections 2.16(A)(i) and 2.16(A)(ii) each time a request for an Advance is made which would cause the sum of all outstanding Advances to exceed the Aggregate Commitment, as applicable.

(iv) Nothing set forth in this Section 2.16(A) requires a Conduit Lender to make any Advance; however, a Conduit Lender may, in its sole discretion, make the Advance requested pursuant to this Section 2.16(A) for its Lender Group. Any Advance approved pursuant to this Section 2.16(A) shall be made pursuant to and in accordance with Sections 2.2 and 2.4.

(B) Increase to Aggregate Commitments.

(i) Request to Increase to Aggregate Commitments. (a) In addition to its right to request borrowings in excess of the Aggregate Commitments as specified in Section 2.16(A), Borrower shall also have the right during the Availability Period to send a written request to Administrative Agent that the Aggregate Commitments be increased by adding to this Agreement one or more other committed lenders or Lender Groups with a committed lender (which may include any existing Committed Lender with the consent of such Committed Lender) (each such lender an “Additional Lender”); provided, that each such Additional Lender (and the other members of its Lender Group, if applicable) shall have entered into Joinder Agreement or other similar agreement in form and substance satisfactory to the Administrative Agent and Borrower pursuant to which such Additional Lender shall (1) undertake a Commitment (and if any such Additional Lender is an existing Committed Lender, its Commitment shall be in addition to its existing Commitment hereunder), (2) identify the other members of its Lender Group, and (3) provide the other information specified in the form of Joinder Agreement and as is requested by Administrative Agent or the Paying Agent. Such Additional Lender shall thereupon become a “Committed Lender” and the members of its Lender Group (if applicable) shall become party hereto for all purposes of this Agreement upon the effectiveness of such Joinder Agreement or other approved agreement (the date of the effectiveness of any such agreement being hereinafter referred to as the “Increased Commitment Date”).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a) On the Increased Commitment Date, each Additional Lender (or its Lender Group if applicable) shall by assignments from the other Lender Groups (which assignments shall be deemed to occur hereunder automatically, and without any requirement for additional documentation, on the Increased Commitment Date) acquire a portion of the Advances of the other Committed Lenders or Lender Groups (and the Lender Groups shall, through the Administrative Agent, make such other adjustments among themselves as shall be necessary) so that after giving effect to such assignments and adjustments each Committed Lender (or its Lender Group, as applicable) shall hold outstanding Advances hereunder ratably in accordance with their respective Commitments.

(b) Notwithstanding the foregoing, any increase in the Aggregate Commitments pursuant to this Section 2.16(B) shall be effective only if:

(1) the Availability Period shall not have expired;

(2) no Potential Default or Event of Default shall have occurred and be continuing as of the date of the notice referred to in the foregoing clause (a) or as of the Increased Commitment Date;

(3) no Borrowing Base Deficiency, Potential Default or Event of Default shall result after giving effect to such increase; and

(4) Administrative Agent shall have the right to approve all Additional Lenders referred by Borrower.

(ii) Adjustments for Syndication. If the Administrative Agent reasonably determines in connection with any request made by Borrower under Section 2.16(B)(i) that (a) bring down legal opinions, closing certificates or other due diligence is necessary in order to complete same and/or (b) increases in the Usage Fees or Unused Line Fees, upfront fees/commitments fees, reductions in the Advance Rate or Borrowing Base, or other changes in the pricing, amount, terms, allocation or structure of the transactions contemplated in this Agreement are necessary in order to secure the requested increase in Aggregate Commitments by such Additional Lender, Borrower agrees to negotiate in good faith regarding such changes or deliverables but shall not be required to accept any such changes or provide such deliverables.

Section 2.17. Replacement of Lenders, Defaulting Lenders and Non-Consenting Lenders.

(A) Replacement of Lenders. If any Lender requests compensation under Section 2.11(B), (C) or (D), or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15 and, in each case, such Lender has declined or is unable to designate a different

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

lending office, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or Section 2.15) and obligations under this Agreement and the related Transaction Documents to a Lender Affiliate or any other Permitted Assignee (if a Lender Affiliate is not available) that meets the requirements of Section 10.8 that shall assume such obligations (which assignee may be another Lender hereunder, if such Lender accepts such assignment); provided that:

(i) the Borrower shall have paid to the Administrative Agent the assignment fees (if any) specified in Section 10.8;

(ii) such Lender shall have received, as applicable, payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents (including any amounts under Section 2.11(A)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11(B) and (C) or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with Applicable Law; and

(v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Each party hereto agrees that (x) an assignment required pursuant to this Section 2.17(A) may be effected pursuant to an assignment executed by the Borrower, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to, and be bound by, the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further that any such documents shall be without recourse to or warranty by the parties thereto.

(B) Defaulting Lenders.

(i) Defaulting Lender Adjustments. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law, the following provisions shall apply:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a) Unused Line Fee. The Unused Line Fee shall cease to accrue on the Commitment of such Defaulting Lender pursuant to Section 2.5.

(b) Waivers and Amendments. The Advances and Commitments of such Defaulting Lender shall not be included in determining whether all Lenders, the Majority Lenders or the Required Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.2); provided, that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender; provided further the Commitment of any Defaulting Lender may not be increased or extended, the maturity of any of its Advances may not be extended, the rate of interest on any of its Advances may not be reduced and the principal amount of any of its Advances may not be forgiven, in each case without the consent of such Defaulting Lender.

(c) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.7 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Potential Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Potential Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the conditions set forth in Section 3.2 were satisfied or waived, such payment shall be applied solely to pay the Advances of all applicable Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

of such Defaulting Lender until such time as all Advances are held by the applicable Lenders pro rata in accordance with the applicable Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(ii) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent shall so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender shall, to the extent applicable, purchase at par the portion of the Advances of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.

(iii) Termination of Defaulting Lender. If a Defaulting Lender has not cured its status as a “Defaulting Lender” within ten (10) Business Days from becoming such, the Borrower may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than three (3) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.17(B)(i)(c) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent or any Lender may have against such Defaulting Lender.

(C) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.11(B) or Section 2.11(C), or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall (at the request of the Borrower) use reasonable efforts to, as applicable, designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11(B), Section 2.11(C) or Section 2.15, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(D) Notwithstanding anything in this Section 2.17 to the contrary, the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 7.11.

Section 2.18. Inability to Determine Rates; Illegality.

(A) Subject to clauses (B), (C), (D), (E) and (F) of this Section 2.18, if prior to the commencement of any Interest Accrual Period:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the applicable Benchmark (including because any screen rate necessary to determine such rate is not available or published on a current basis), for such Interest Accrual Period (or for such day); provided that no Benchmark Transition Event shall have occurred at such time with respect to such Benchmark; or

(ii) the Administrative Agent is advised by any Lender(s) that the applicable Benchmark for such Interest Accrual Period (or for such day) will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Advance(s) for such Interest Accrual Period (or for such day); provided that no Lender shall make such determination unless such Lender is generally making similar determinations upon, or otherwise similarly enforcing its agreements with, companies of substantially the same industry as the Borrower; and provided further that no Lender shall have any obligation to disclose confidential information about any other borrowers;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, the interest rate applicable to Advances that would otherwise be funded or maintained based on the applicable Benchmark shall be the Base Rate.

(B) Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 P.M. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Majority Lenders.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(C) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right (in consultation with the Borrower) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.

(D) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (E) below and (v) the commencement or conclusion of any Benchmark Unavailability Period; provided that any failure by the Administrative Agent to so notify the Borrower and/or any Lender shall not affect the Administrative Agent’s right to take or refrain from taking any action permitted under this Section 2.18. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.18.

(E) Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR) and either (a) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (in consultation with the Borrower) or (b) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent (in consultation with the Borrower) may modify the definition of “Interest Accrual Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (a) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (b) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent (in consultation with the Borrower) may modify the definition of “Interest Accrual Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(F) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, any Advance that would otherwise be funded or maintained based on the relevant Benchmark shall during such Benchmark Unavailability Period instead be funded or maintained based on the Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(G) If any Lender determines that requirement of Law or any change therein or in the interpretation or application thereof, shall hereafter make it unlawful for such Lender to make or maintain Advances with respect to which the Cost of Funds is based on the Benchmark as contemplated hereunder, (i) the obligation of the related Non-Conduit Lender hereunder to make an Advance with respect to which the Cost of Funds is based on the Benchmark shall be suspended forthwith and (ii) the Cost of Funds with respect to any outstanding Advances shall, if necessary to avoid such illegality, automatically be converted to the Base Rate on the last day of the then current Interest Accrual Period or within such earlier period as required by Law, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. The Borrower hereby agrees to promptly pay to each Lender, upon demand, any additional amounts necessary to compensate such Lender for any reasonable and documented costs incurred by such Lender in making any conversion in accordance with this Agreement, including, without limitation, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain the Advances hereunder. Such Lender’s notice of such costs, as certified to the Borrower, shall be conclusive absent manifest error.

(H) For the avoidance of doubt, the Paying Agent shall not be under any obligation (i) to monitor, determine or verify or make any decisions regarding the unavailability or cessation of any Benchmark, or whether or when there has occurred a Benchmark Transition Event or Benchmark Unavailability Period, or to give notice to any other party under any Transaction Document of any of the foregoing, (ii) to select, determine or designate any Benchmark Replacement, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any Benchmark Replacement or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. The Paying Agent shall not be liable for (i) any determination, decision or election made by any party hereto in connection with the Benchmark or the Benchmark Replacement, or (ii) any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of any Benchmark or Benchmark Replacement and absence of a designated successor or replacement benchmark index, including as a result of any inability, delay, error or inaccuracy on the part of any other party to any Transaction Document, including, without limitation, the Administrative Agent, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.

Section 2.19. Tranching of Advances.

At the direction of Administrative Agent or any Lender upon reasonable prior written notice, the Borrower shall use commercially reasonable efforts to enter into an amendment to this Agreement, in form and substance reasonably satisfactory to the Borrower, for the purpose of tranching or adjusting the tranching on any Advances, provided that all reasonable costs and expenses of the Borrower (including costs of counsel and advisors) incurred in connection with

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

such amendment shall be borne by the requesting Lender(s), and provided further that (i) the Borrower shall not be required to enter into such amendment if it could reasonably be expected to have a material adverse effect on the payments, economics or obligations of the Borrower hereunder, and (ii) any Lender shall have the right to object to such tranching if it could reasonably be expected to have a material adverse effect on such Lender’s financial return on its Advances. Upon the exercise of such option to tranche or adjust tranching, the Borrower shall use commercially reasonable efforts cooperate with the Administrative Agent and the Lenders and any intended assignee(s) (if any) of any Lender, as may be reasonably requested by the Administrative Agent or any Lender, to effect the exercise of such option, including the issuance of an additional class of Advances that bear interest at a rate separate and apart from the then current interest rate, or Advance Rates separate and apart from the then current Advance Rates, or a new class of Advances having terms as may be reasonably determined by the Administrative Agent or any Lender, including through the issuance of replacement Loan Notes having terms (including changes to advance rates or margin) as may be reasonably requested by Administrative Agent or any Lender.

Section 2.20. Maintenance of Records.

Each Funding Agent shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Advance made by the Lenders in its Funding Group. The Administrative Agent shall maintain the Register in accordance with Section 10.8(C). The entries made in the records maintained pursuant to this Section 2.20 shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein. Any failure of any Lender, any Funding Agent or the Administrative Agent to maintain such records or make any entry therein or any error therein shall not in any manner affect the obligations of the Borrower under this Agreement and the other Transaction Documents. In the event of any conflict between the records maintained by any Funding Agent and the records maintained by the Administrative Agent in such matters, the records of the Administrative Agent shall control in the absence of manifest error.

Article III

CONDITIONS OF LENDING AND CLOSING

Section 3.1. Conditions Precedent to Second Amendment and Restatement Date. The following conditions shall be satisfied on or before the Second Amendment and Restatement Date:

(A) Closing Documents. Administrative Agent shall have received each of the following documents (the “Second Amendment and Restatement Documents”), in form and substance satisfactory to Administrative Agent, duly executed, and each such document shall be in full force and effect, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained:

(i) this Agreement;

(ii) a Loan Note for each Lender Group that has requested the same;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iii) the Security Agreement;

(iv) the Pledge Agreement;

(v) the Management Agreement;

(vi) the Custodial Agreement;

(vii) the Servicing Agreement;

(viii) the Sale and Contribution Agreement;

(ix) the Parent Guaranty; and

(x) each Fee Letter.

(B) Secretary’s Certificates. Administrative Agent shall have received: (i) a certificate from the Secretary or the Assistant Secretary of each of Parent, Seller, Manager, Servicer, and the Borrower (a) attesting to the resolutions of such Person’s members, managers or other governing body authorizing its execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party, (b) authorizing specific Responsible Officers for such Person to execute the same, and (c) attesting to the incumbency and signatures of such specific Responsible Officers; (ii) copies of governing documents, as amended, modified, or supplemented prior to the Second Amendment and Restatement Date of each such Person, in each case certified by the Secretary or the Assistant Secretary of such Person; and (iii) a certificate of status with respect to each such Person, dated within fifteen (15) days of the Second Amendment and Restatement Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction.

(C) Legal Opinions. Administrative Agent shall have received customary opinions from counsel to Parent, Seller, Manager, Servicer and the Borrower addressing (a) authorization and enforceability of the Second Amendment and Restatement Documents and other corporate matters, (b) security interest and UCC matters and (c) true sale and substantive consolidation matters.

(D) No Material Adverse Effect. Since December 31, 2022, there has been no Material Adverse Effect.

(E) Payment of Fees. The Borrower shall have paid all fees previously agreed in writing to be paid on or prior to the Second Amendment and Restatement Date.

(F) KYC. The Borrower shall have provided all documentation and other information (including, but not limited to, information and documentation required by regulatory authorities under applicable “know-your-customer” rules and regulations) for each Sunnova Entity as requested by any new or existing Lender.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(G) Second Amendment and Restatement Date Settlement. In connection with the Second Amendment and Restatement Date and the increase of commitments of ~~the~~ Atlas ~~Committed Lender on the date hereof~~Securitized Products Funding 1, L.P. on the Second Amendment and Restatement Date, each Lender (each, an “Assignor” and together, the “Assignors”) hereby sells and assigns to ~~the~~ Atlas ~~Committed Lender~~Securitized Products Funding 1, L.P. (the “Assignee”), and Assignee hereby purchases and assumes from each such Assignor its respective outstanding Advances along with its respective rights and obligations as a Committed Lender hereunder and under the other Transaction Documents related thereto in the amounts, and in exchange for payment by Assignee to each Assignor on the ~~date hereof~~Second Amendment and Restatement Date, of the amounts set out in the flow of funds agreed to by the parties hereto, plus accrued interest thereon through (and including) the ~~date hereof~~Second Amendment and Restatement Date, which such interest will be paid by the Borrower to each Assignor on the immediately following Payment Date pursuant to Section 2.7 herein.

(H) Hedge Requirements. Borrower has amended its existing Hedge Agreements to be in compliance with all Hedge Requirements in effect as of the Second Amendment and Restatement Date and has provided a schedule identifying all Hedge Agreements then in effect and their strike rate (as amended) and an updated Borrowing Base Certificate incorporating any corresponding changes to the applicable Advance Rates.

Section 3.2. Conditions Precedent to All Advances. (F) Except as otherwise expressly provided below, the obligation of each Committed Lender to make or participate in each Advance (including the initial Advances made on the Second Amendment and Restatement Date) shall be subject, at the time thereof, to the satisfaction of the following conditions:

(i) all conditions to the related purchase of Solar Loans and the related Solar Assets under the Sale and Contribution Agreement shall have been satisfied;

(ii) the Commitment Termination Date shall not have occurred, nor shall it occur as a result of making such Advance, nor has the Availability Period ended;

(iii) all of the representations and warranties of the Borrower, the Seller, the Parent, the Manager, and the initial Servicer contained in this Agreement or any other Transaction Document that relate to the eligibility of the Solar Assets shall be true and correct as of the date of such Advance and all other representations and warranties of the Borrower, the Seller, the Parent, the Manager, and the initial Servicer contained in this Agreement or any other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of such Advance (or such earlier date or period specifically stated in such representation or warranty;

(iv) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from the Borrower receiving any Advance or from the application of the proceeds therefrom, and after giving effect to such Advance or from the application of the proceeds therefrom, the Borrower will be Solvent;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(v) no later than two (2) Business Days prior to the requested Borrowing Date, the Administrative Agent shall have received a properly completed Notice of Borrowing and a Borrowing Base Certificate (reflecting a Borrowing Base that equals or exceeds the sum of the outstanding Advances after giving effect to such proposed Advances) from the Borrower;

(vi) on or prior to the related Borrowing Date (excluding the Second Amendment and Restatement Date), the Administrative Agent shall have received the A-1 Custodial Certification with respect to the Advances, in each case in respect of the related Solar Loans and the related Solar Assets from the Custodian pursuant to the Custodial Agreement;

(vii) the amount on deposit in the Liquidity Reserve Account shall not be less than the Liquidity Reserve Account Required Balance, taking into account the application of the proceeds of the proposed Advance on such date and the increase of the aggregate principal balance of all outstanding Advances on such date;

(viii) to the extent the sum of all outstanding Advances is in excess of the Aggregate Commitments or the requested Advance, if made, would cause the sum of all outstanding Advances to exceed the Aggregate Commitments, the Borrower shall have, pursuant to the procedures set forth in Section 2.16(A), received the written approval of the Committed Lenders with respect to such Advance, such approval to be granted by each Committed Lender in its sole discretion;

(ix) after giving effect to such Advance, (i) the sum of all outstanding Advances funded by each Lender Group shall not exceed the Maximum Facility Amount for such Lender Group, and (ii) the sum of all outstanding Advances shall not exceed the Maximum Facility Amount for all Lender Groups; and

(x) if the Borrower elects a new strike rate in accordance with the Hedge Requirements, then no later than two (2) Business Days prior to the requested Borrowing Date, the Administrative Agent shall have received a schedule from the Borrower delivered in connection with a Borrowing Base Certificate, in a form acceptable to the Administrative Agent, which includes all Hedge Agreements then in effect and their strike rate (as amended) and any corresponding changes to the applicable Advance Rates.

(B) Each Notice of Borrowing submitted by the Borrower after the Second Amendment and Restatement Date shall be deemed to be a representation and warranty that the conditions specified in this Section 3.2 have been satisfied on and as of the date of the applicable Notice of Borrowing.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Article IV

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Administrative Agent, each Funding Agent and each Lender as of the Closing Date, as of the Second Amendment and Restatement Date, as of each Borrowing Date and, with respect to paragraphs (A), (B), (C), (E), (F), (G), (I), (K) and (L) through (T), as of each Payment Date, as follows:

(A) Organization; Corporate Powers. The Borrower (i) is a duly organized and validly existing limited liability company, in good standing under the laws of the State of Delaware, (ii) has the limited liability company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified or authorized.

(B) Authority and Enforceability. The Borrower has the limited liability company or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is party and has taken all necessary company or other organizational action to authorize the execution, delivery and performance of the Transaction Documents to which it is party. The Borrower has duly executed and delivered each Transaction Document to which it is party and each Transaction Document to which it is party constitutes the legal, valid and binding agreement and obligation of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(C) Government Approvals. No order, consent, authorization, approval, license, or validation of, or filing recording, registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to: (i) the execution, delivery and performance by the Borrower of any Transaction Document to which the Borrower is a party or any of its obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which the Borrower is a party.

(D) Litigation. There are no material actions, suits or proceedings, pending or threatened in writing with respect to the Borrower other than as otherwise disclosed to the Administrative Agent and the Lenders pursuant to Section 5.1(A)(vi).

(E) Applicable Law, Contractual Obligations and Organizational Documents. Neither the execution, delivery and performance by the Borrower of the Transaction Documents to which it is party nor compliance with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to the Borrower or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Agreement, the Pledge Agreement or Permitted Liens) upon any of the property or assets of the Borrower pursuant to the terms of any contract, or (iii) will breach any provision of the certificate of formation or the operating agreement of the Borrower and will, for each of subsection (i), (ii) and (iii), result in a Material Adverse Effect.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(F) Use of Proceeds. Proceeds of the Advances have been used only as permitted under Section 2.3. No part of the proceeds of the Advances will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

(G) Accounts. The names and addresses of the Lockbox Bank, together with the account numbers of the Lockbox Account, the Collection Account, the Equipment Replacement Reserve Account, the Borrower’s Account, the Loan Proceeds Accounts, the Takeout Transaction Account and the Liquidity Reserve Account are specified on Schedule II attached hereto, as updated pursuant to Section 5.1(Q). Other than accounts on Schedule II attached hereto, the Borrower does not have any other accounts. The Borrower has directed, or has caused to be directed, each Obligor to make all related Obligor Payments to the Lockbox Account; provided, that with respect to Obligor Payments related to Credit Card Receivables, such payments shall be remitted through a vendor reasonably acceptable to the Administrative Agent and then transferred to the Lockbox Account on or prior to the third Business Day after receipt by such vendor. The Borrower has or has caused all amounts on deposit in the Lockbox Account to be transferred on or before the close of business on each Business Day to the Collection Account.

(H) ERISA. None of the assets of the Borrower are or, prior to the repayment of all Obligations and the termination of all Commitments, will be subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Neither the Borrower nor any of its ERISA Affiliates has maintained, participated or had any liability in respect of any Plan during the past six (6) years which could reasonably be expected to subject the Borrower or any of its ERISA Affiliates to any tax, penalty or other liabilities. With respect to any Plan which is a Multi-Employer Plan, no such Multi-Employer Plan shall be in “reorganization” or shall be “insolvent,” as defined in Title IV ERISA, in each case, if the reorganization or insolvent status continues unremedied for thirty (30) days. No ERISA Event has occurred or is reasonably likely to occur.

(I) Taxes. The Borrower has timely filed (or had filed on its behalf) all federal, state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid (or had paid on its behalf), taking into account all valid extensions, all federal, state, foreign and other Taxes levied or imposed upon it or its properties, income or assets shown to be due and payable on said Tax returns, except for those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from the Borrower or with respect to its Solar Assets or the assignments thereto, except with respect to Taxes which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. Any Taxes due and payable by the Borrower or its predecessors in interest in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transfers and transactions contemplated hereby or thereby have been paid or shall have been paid if and when due. The Borrower is not liable for Taxes payable by any other Person. For U.S. federal income Tax purposes, the Borrower has been and is classified as a disregarded entity and its single owner has been and is a U.S. Person.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(J) Material Agreements. There are no breaches or defaults under the Transaction Documents, the Custodial Agreement, the Servicing Agreement, the Management Agreement, the Security Agreement, the Sale and Contribution Agreement, any similar agreements entered into in connection with a Takeout Transaction, the agreements set forth on Schedule III attached hereto, or any other material agreement to which the Borrower is a party.

(K) Accuracy of Information. The written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) that has been made available to the Paying Agent, the Custodian, the Back-Up Servicer, the Transition Manager, the Administrative Agent or any Lender by or on behalf of the Borrower or any Affiliate thereof in connection with the transactions hereunder including any written statement or certificate of factual information, when taken as a whole, does not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto).

(L) No Material Adverse Effect. Since December 31, 2022, there has been no Material Adverse Effect.

(M) Investment Company Act. The Borrower is not an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the 1940 Act, nor is the Borrower otherwise subject to regulation thereunder and the Borrower does not rely solely on the exemption from the definition of “investment company” in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).

(N) Covered Fund. The Borrower is not a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.

(O) Properties; Security Interest. The Borrower has good title to all of its properties and assets necessary in the ordinary conduct of its business, free and clear of Liens other than Permitted Liens. Once executed and delivered, the Security Agreement and the Pledge Agreement create, as security for the Obligations of the Borrower or Secured Obligations (as defined in the Pledge Agreement), as applicable, a valid and enforceable and (coupled with this Agreement, the Lockbox Agreement and the taking of all actions required thereunder and under the Security Agreement and the Pledge Agreement and pursuant to Section 5.1(X) for perfection) perfected security interest in and Lien on all of the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third persons and subject to no other Liens, except that the Collateral may be subject to Permitted Liens.

(P) Subsidiaries. The Borrower does not have, and shall not have, any Subsidiaries, and does not and shall not otherwise own or hold, directly or indirectly, any Capital Stock of any other Person.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(Q) Valid Transfer. The Sale and Contribution Agreement creates a valid sale, transfer and/or assignment from the Seller to the Borrower of all right title and interest of the Seller in and to the Conveyed Property in each case conveyed to the Borrower thereunder.

(R) Purchases of Solar Loans and Solar Assets. The Borrower has given reasonably equivalent value to the Seller (which may include additional Capital Stock in the Borrower) in consideration for the transfer to the Borrower by the Seller of the Conveyed Property conveyed to the Borrower under the Sale and Contribution Agreement, and no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Borrower.

(S) Sanctions and AML Compliance. Neither the Borrower nor, to the knowledge of the Borrower after due inquiry, any of its Affiliates or their officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”), or is subject to sanctions, restrictions or embargoes administered by the State Secretariat for Economic Affairs of Switzerland, the Swiss Directorate of International Law, the Hong Kong Monetary Authority, the Monetary Authority of Singapore or any other relevant sanctions authority applicable to Borrower or its Affiliates to the extent such sanctions authority has jurisdiction over the Borrower or its Affiliates pursuant to Applicable Laws, or appears on the Consolidated Canadian Autonomous Sanctions List, or is otherwise a person with which any U.S. or Canadian person is prohibited from dealing under the laws of the United States or Canada, unless authorized by OFAC or the Government of Canada. Neither the Borrower nor, to the knowledge of the Borrower after due inquiry, any of its Affiliated Entities conducts business or completes transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC, the Government of Canada, the State Secretariat for Economic Affairs of Switzerland, the Swiss Directorate of International Law, the Hong Kong Monetary Authority, the Monetary Authority of Singapore or any other relevant sanctions authority applicable to Borrower or its Affiliates to the extent such sanctions authority has jurisdiction over the Borrower or its Affiliates pursuant to Applicable Laws. The Borrower has not directly or, to the knowledge of the Borrower after due inquiry, indirectly used the proceeds from this Agreement, or lent, contributed or otherwise made available such proceeds to any Affiliated Entity, subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding to the knowledge of the Borrower (and after due inquiry with respect to any Affiliated Entity, subsidiary or joint venture partner), was the subject of economic sanctions administered or enforced by OFAC or the Government of Canada, or was in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by OFAC, the Government of Canada, the State Secretariat for Economic Affairs of Switzerland, the Swiss Directorate of International Law, the Hong Kong Monetary Authority, the Monetary Authority of Singapore or any other relevant sanctions authority applicable to Borrower or its Affiliates to the extent such sanctions authority has jurisdiction over the Borrower or its Affiliates pursuant to Applicable Laws. The Borrower and, to the knowledge of the Borrower after due inquiry, the Affiliated Entities are in compliance, and will continue to be in compliance, with all anti-money laundering laws and regulation applicable to them and have established an Anti-Money Laundering Program that is designed to comply with applicable U.S. laws, regulations, and guidance, including rules of self-regulatory organizations, relating to the prevention of money laundering, terrorist financing, and related financial crimes and none is in violation of Executive Order No. 13224 or the Patriot Act.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(T) Foreign Corrupt Practices Act. Neither the Borrower nor, to the knowledge of the Borrower after due inquiry, any Affiliated Entity nor any of their officers, directors, agents or employees, has used any of the proceeds of any Advance (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which the Borrower conducts its business and to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(U) Eligibility. Each Solar Loan listed on the Schedule of Eligible Solar Loans most recently delivered to the Administrative Agent was an Eligible Solar Loan as of such date of delivery of such Schedule of Eligible Solar Loans.

(V) Beneficial Ownership Certification. The information included in any Beneficial Ownership Certification delivered by the Borrower is true and correct in all respects.

Article V

COVENANTS

Section 5.1. Affirmative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated:

(A) Reporting Requirements. The Borrower will furnish to the Administrative Agent, to each Lender and, in the case of subclause (vi) below, the Paying Agent, the Back-Up Servicer and the Transition Manager:

(i) within (a) the earlier of (x) one hundred eighty (180) days after the close of each fiscal year of SEI (beginning with the fiscal year ending December 31, 2019) and (y) such earlier period as required by Applicable Law, the unqualified (provided, however explanatory language added to the auditor’s standard report shall not constitute a qualification) audited financial statements for such fiscal year that include the consolidated balance sheet of SEI and its consolidated subsidiaries as of the end of such fiscal year, the related consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case, setting forth comparative figures for the preceding fiscal year (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-K with the Securities and Exchange Commission), and, beginning with the fiscal year ending December 31, 2019, the assets and liabilities of the Parent and the Borrower as of the end of such fiscal year presented in a note or schedule to such financial statements of SEI, and in each case prepared in accordance with GAAP, and audited by a Nationally Recognized Accounting Firm selected by SEI and (b) the earlier of (x) sixty (60) days after the end of each of the first three quarters of its fiscal year and (y) such earlier period as required by Applicable Law, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year to date basis for SEI and its consolidated subsidiaries (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-Q with the Securities and Exchange Commission);

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) if, at any time, Sunnova Management is the Manager or the Servicer, but is not a subsidiary of Parent, within (a) one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2018), a copy of the unqualified (provided that explanatory language added to the auditor’s standard report that does not limit the auditor’s findings shall not constitute a qualification) audited consolidated financial statements for such year for Sunnova Management, containing financial statements for such year prepared by a Nationally Recognized Accounting Firm selected by Sunnova Management and (b) sixty (60) days after the end of each of its fiscal quarters, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for Sunnova Management;

(iii) promptly upon Administrative Agent’s or a Funding Agent’s request (but in no event earlier than sixty (60) days after the end of the relevant fiscal quarter), the unaudited balance sheets of the Borrower as at the end of each fiscal quarter;

(iv) at any time that Sunnova Management is the Manager or the Servicer, within one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2018), a report to the Administrative Agent and each Funding Agent prepared by a Qualified Service Provider (as defined in the Servicing Agreement) containing such firm’s conclusions with respect to an examination of certain information relating to Sunnova Management’s compliance with its obligations under the Transaction Documents (including, without limitation, such firm’s conclusions with respect to an examination of the calculations of amounts set forth in certain of Sunnova Management’s reports delivered hereunder and pursuant to the Management Agreement and the Servicing Agreement, as applicable, during the prior calendar year and Sunnova Management’s source records for such amounts), in form and substance satisfactory to the Administrative Agent and the Funding Agents;

(v) as soon as possible, and in any event within five (5) Business Days, after the Borrower or any of its ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, deliver to the Lenders a certificate of a Responsible Officer of the Borrower setting forth the details of such ERISA Event, the action that the Borrower or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation;

(vi) (a) promptly, and in any event within five (5) Business Days, after a Responsible Officer of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes an Event of Default, a Potential Default, an Amortization Event or a Potential Amortization Event, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (b) promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, the Seller,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of any other development concerning any litigation, governmental or regulatory proceeding (including environmental law) or labor matter (including ERISA Event) pending or threatened in writing against (x) the Borrower or (y) Parent or SEI that, in the case of this clause (y), individually or in the aggregate, if adversely determined, would reasonably be likely to have a material adverse effect on (A) the ability of the Parent to perform its obligations under the Parent Guaranty, or (B) the business, operations, financial condition, or assets of SEI or Parent; and (c) promptly, and in any event within five (5) Business Days after a Responsible Officer of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes a default, an event of default, or any event that would permit the acceleration of any obligation under a Sunnova Credit Facility;

(vii) promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Borrower under or in connection with the Sale and Contribution Agreement;

(viii) promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, the Seller, the Servicer (if it is an Affiliate of the Borrower), the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all notices and other documents delivered or received by the Borrower with respect to any material tax Liens on Solar Assets (either individually or in the aggregate);

(ix) subject to any confidentiality requirements of the Securities and Exchange Commission, promptly after receipt thereof by SEI or any Subsidiary, copies of each notice or other correspondence received from the Securities and Exchange Commission concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of SEI or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect; and

(x) any other information that the Administrative Agent or any Lender may reasonably request.

(B) Solar Loan Reporting. The Borrower shall enforce the provisions of the Servicing Agreement and the Management Agreement which require the Manager to deliver any reports and which require the Servicer to furnish, in each case to the Administrative Agent, each Funding Agent, the Back-Up Servicer, the Transition Manager, and the Paying Agent:

(i) the Monthly Servicer Report pursuant to and in accordance with the terms of the Servicing Agreement (including a Borrowing Base Certificate setting forth detailed calculations of the Borrowing Base); and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) on the Scheduled Commitment Termination Date, an updated A-2 Custodial Certification confirming that all Solar Loan Contracts in electronic form are in the possession of the Custodian.

(C) UCC Matters; Protection and Perfection of Security Interests. The Borrower agrees to notify the Administrative Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, and (iii) in the jurisdiction of its organization in each case, within ten (10) days of such change. In addition, the Borrower agrees to promptly notify the Administrative Agent in writing if any eVault is terminated or the underlying control arrangements for any eVault are changed in any manner that could be adverse to the Administrative Agent control party or to the Lenders and if any authoritative electronic copies of Solar Loans stored therein are no longer held within an eVault or are otherwise removed from an eVault, in each case no later than one (1) Business Day prior to the occurrence thereof. The Borrower agrees that from time to time, at its sole cost and expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary or reasonably required by the Administrative Agent (a) to complete all assignments from the Seller to the Borrower under the Sale and Contribution Agreement, (b) to perfect, protect or more fully evidence the Administrative Agent’s security interest in the Solar Loans and the related Solar Assets acquired by the Borrower under the Sale and Contribution Agreement, and (c) to enable the Administrative Agent to exercise or enforce any of its rights hereunder, under the Security Agreement or under any other Transaction Document. Without limiting the Borrower’s obligation to do so, the Borrower hereby irrevocably authorizes the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or reasonably required by the Administrative Agent. The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, naming the Borrower as debtor, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of the Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.

(D) Access to Certain Documentation and Information Regarding the Eligible Solar Loans and Related Solar Assets. The Borrower shall permit (and, as applicable, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, and the Custodian shall permit) the Administrative Agent (and, as applicable, the Custodian) or its duly authorized representatives or independent contractors, upon reasonable advance notice to the Borrower (and, as applicable, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, and the Custodian), (i) access to documentation that the Borrower, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, or the Custodian, as applicable, may possess regarding the Eligible Solar Loans and the related Solar Assets, (ii) to visit the Borrower, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, or the Custodian, as applicable, and to discuss their respective affairs, finances and accounts (as they relate to their respective obligations under this Agreement and the other Transaction Documents) with the Borrower, the Manager, the Servicer, the Back-Up Servicer, the Transition Manager, or the Custodian, as applicable, their respective officers, and independent accountants (subject to such accountants’ customary policies and procedures), and (iii) to examine the books of account and records of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager, as applicable as they

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

relate to the Eligible Solar Loans and the related Solar Assets, to make copies thereof or extracts therefrom, in each case at such reasonable times and during regular business hours of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager, as applicable. The frequency of the granting of such access, such visits and such examinations, and the party to bear the expense thereof, shall be governed by the provisions of Section 7.13 with respect to the reviews of the Borrower’s business operations described in such Section 7.13. The Administrative Agent (and, as applicable, the Custodian) shall and shall cause its representatives or independent contractors to use commercially reasonable efforts to avoid interruption of the normal business operations of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager, as applicable. Notwithstanding anything to the contrary in this Section 5.1(D), (i) none of the Borrower, the Custodian, the Back-Up Servicer, the Transition Manager, the Servicer or the Manager will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x) constitutes non-financial trade secrets or non-financial proprietary information, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement, or (z) is subject to attorney-client or similar privilege or constitutes attorney work product, (ii) the Borrower shall have the opportunity to participate in any discussions with the Borrower’s independent accountants and (iii) absent the occurrence and continuance of an Event of Default or Amortization Event, the Administrative Agent (and, as applicable, the Custodian) or its duly authorized representatives or independent contractors shall not be permitted to visit the Back-Up Servicer more than once during any given twelve (12) month period.

(E) Existence and Rights; Compliance with Laws. The Borrower shall preserve and keep in full force and effect its limited liability company existence, and any material rights, permits, patents, franchises, licenses and qualifications. The Borrower shall comply with all applicable laws and maintain in place all permits, licenses, approvals and qualifications required for it to conduct its business activities to the extent that the lack of compliance thereof would result in a Material Adverse Effect.

(F) Books and Records. The Borrower shall maintain, and cause (if any are Affiliates of the Borrower) the Manager and the Servicer to maintain, proper and complete financial and accounting books and records. The Borrower shall maintain with respect to Eligible Solar Loan accounts and records as to each Eligible Solar Loan that are proper, complete, accurate and sufficiently detailed so as to permit (i) the reader thereof to know as of the most recently ended calendar month the status of each Eligible Solar Loan including payments made and payments owing (and whether or not such payments are past due), and (ii) reconciliation of payments on each Eligible Solar Loan and the amounts from time to time deposited in respect thereof in the Lockbox Account or the Collection Account.

(G) Taxes. The Borrower shall pay, or cause to be paid, when due (taking into account all valid extensions) all Taxes imposed upon it or any of its respective properties or which it is required to withhold and pay over, and provide evidence of such payment to the Administrative Agent if requested; provided, however, that the Borrower shall not be required to pay any such Tax that is being contested in good faith by proper actions diligently conducted if (i) it has maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a Tax that has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax. For U.S. federal income Tax purposes, the Borrower will maintain its classification as a disregarded entity whose single owner is a U.S. Person.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(H) Maintenance of Properties. The Borrower shall ensure that its material properties and equipment used or useful in its business in whomsoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, in each case, to the extent and in the manner customary for companies in similar businesses.

(I) ERISA. The Borrower shall deliver to the Administrative Agent such certifications or other evidence from time to time prior to the repayment of all Obligations and the termination of all Commitments, as requested by the Administrative Agent in its sole discretion, that (i) the Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or a plan within the meaning of Section 4975 of the Internal Revenue Code, or a “governmental plan” within the meaning of Section 3(32) of ERISA, (ii) the Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) the assets of the Borrower do not constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA.

(J) Use of Proceeds. The Borrower will only use the proceeds of any Advance as permitted under Section 2.3.

(K) Change of State of Organization; Collections; Names, Etc. (iii) In respect of the Seller, the Servicer and the Manager (if any are Affiliates of the Borrower), the Borrower shall notify the Administrative Agent, the Paying Agent, the Back-Up Servicer, the Transition Manager, and the Custodian in writing of any change (a) in such entity’s legal name, (b) in such entity’s identity or type of organization or corporate structure, or (c) in the jurisdiction of such entity’s organization, in each case, within ten (10) days of such change; and

(i) In the event that the Borrower or any Affiliated Entity thereof receives any Collections relating to any Eligible Solar Loans or related Solar Assets directly, the Borrower shall hold, or cause such Affiliated Entity to hold, all such Collections in trust for the benefit of the Secured Parties and deposit, or cause such Affiliated Entity to deposit, such Collections into the Collection Account, as soon as practicable, but in no event later than two (2) Business Days after its receipt thereof.

(L) Insurance. The Borrower shall maintain or cause to be maintained, at its own expense, insurance coverage (i) by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrower as of the Closing Date and to the extent commercially obtainable or (ii) as is customary, reasonable and prudent in light of the size and nature of the Borrower’s business as of any date after the Closing Date. The Borrower shall be deemed to have complied with this provision if one of its Affiliates has such policy coverage and, by the terms of any such policies, the coverage afforded thereunder extends to the Borrower and the Seller. Upon the request of the Administrative Agent at any time subsequent to the Closing Date, the Borrower shall cause to be delivered to the Administrative Agent, a certification evidencing the Borrower’s and the Seller’s coverage under any such policies.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(M) Maintenance of Independent Director. The Borrower shall maintain at least one individual to serve as an independent director (the “Independent Director”) of the Borrower, (i) which is not, nor at any time during the past six (6) years has been, (a) a direct or indirect beneficial owner, a partner (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates, (b) a manager, officer, employee, member, stockholder, director, creditor, Affiliate or associate of the Borrower or any of its Affiliates (other than as an independent officer, director, member or manager acting in a capacity similar to that set forth herein), (c) a person related to, or which is an Affiliate of, any person referred to in clauses (a) or (b), or (d) a trustee, conservator or receiver for any Affiliate of the Borrower or any of its Affiliates, (ii) which shall have had prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (iii) which shall have at least three (3) years of employment experience with one or more entities with a national reputation and presence that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and is currently employed by such an entity.

(N) The Sale and Contribution Agreement. The Borrower shall make such reasonable requests for information and reports or for action under the Sale and Contribution Agreement to the Seller as the Administrative Agent may reasonably request to the extent that the Borrower is entitled to do the same thereunder.

(O) Acquisitions from the Seller. With respect to each Solar Loan and the related Solar Assets, the Borrower shall (i) acquire ownership thereof from the Seller pursuant to and in accordance with the terms of the Sale and Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence such ownership, including (a) filing and maintaining effective financing statements (Form UCC-1) naming the Seller, as debtor, the Borrower, as secured party, and the Administrative Agent, as assignee, in all necessary filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (b) executing or causing to be executed such other instruments or notices as may be necessary or reasonably requested by the Administrative Agent, and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement.

(P) Maintenance of Separate Existence. The Borrower shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that it is an entity with assets and liabilities distinct from those of the Affiliated Entities or any other Person, and that it is not, except for tax purposes, a division of any of the Affiliated Entities or any other Person. In that regard the Borrower shall:

(i) maintain its limited liability company existence and make independent decisions with respect to its daily operations and business affairs and, other than pursuant to the terms of the limited liability company agreement of the Borrower, not be controlled in making such decisions by any other Affiliated Entity or any other Person;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) maintain its assets in a manner which facilitates their identification and segregation from those of any of the other Affiliated Entities;

(iii) except as expressly otherwise permitted hereunder, conduct all intercompany transactions with the other Affiliated Entities on terms which the Borrower reasonably believes to be on an arm’s length basis;

(iv) except as contemplated under any Transaction Document, not guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations guaranteed by any other Affiliated Entity or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity;

(v) except as expressly otherwise permitted hereunder or contemplated under any of the other Transaction Documents, not permit the commingling or pooling of its funds or other assets with the assets of any other Affiliated Entity;

(vi) maintain separate books and records and deposit and other bank accounts to which no other Affiliated Entity (other than as a master servicer in connection with a Takeout Transaction) has any access;

(vii) compensate (either directly or through reimbursement of its allocable share of any shared expenses) all employees, consultants and agents, and Affiliated Entities, to the extent applicable, for services provided to the Borrower by such employees, consultants and agents or Affiliated Entities, in each case, either directly from the Borrower’s own funds or indirectly through documented capital contributions from the Parent, Intermediate Holdco, the Seller or any other direct or indirect parent of the Borrower;

(viii) agree with each of the other relevant Affiliated Entities to allocate among themselves, through documented intercompany transactions, including documented capital contributions from the Parent, Intermediate Holdco, the Seller or any other direct or indirect parent of the Borrower, shared overhead and corporate operating services and expenses which are not reflected in documentation in connection with a Takeout Transaction (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered;

(ix) pay for its own account, directly from the Borrower’s own funds or indirectly through documented capital contributions from any of the Parent, Intermediate Holdco, the Seller or any other direct or indirect parent of the Borrower, for accounting and payroll services, rent, lease and other expenses (or its allocable share of any such amounts provided by one or more other Affiliated Entity) and not have such operating expenses (or the Borrower’s allocable share thereof) paid by any of the Affiliated Entities; provided, that the Parent or another Affiliated Entity shall be permitted to pay the initial organizational expenses of the Borrower;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(x) conduct its business (whether in writing or orally) solely in its own name through its duly authorized officers, employees and agents, including the Manager and the Servicer;

(xi) except as contemplated under any Transaction Document, not make or declare any distributions of cash or property to the holders of its equity securities or make redemptions or repurchases of its equity securities, in either case, on a periodic basis any more frequently than monthly or otherwise, in certain other irregular cases, in accordance with appropriate limited liability company formalities and consistent with sound business judgment; and all such distributions, redemptions or repurchases shall only be permitted hereunder to the extent that no Event of Default then exists or would result therefrom; and

(xii) otherwise practice and adhere to limited liability company formalities such as complying with its organizational documents and member and board of director resolutions, the holding of regularly scheduled meetings of member and board of directors, and maintaining complete and correct books and records and minutes of meetings and other proceedings of its member and board of directors.

(Q) Updates to Account Schedule. Schedule II attached hereto shall be updated by the Borrower and delivered to the Administrative Agent immediately to reflect any changes as to which the notice and other requirements specified in Section 5.2(K) have been satisfied.

(R) Deposits into the Accounts. (iv) The Borrower shall deposit or cause to be deposited all Collections directly into the Lockbox Account, the Collection Account or, in the case of proceeds of a Takeout Transaction, into the Takeout Transaction Account.

(i) The Borrower shall direct, or cause to be directed, all Obligors to make all payments of any Eligible Solar Loans directly into the Lockbox Account;

(ii) The Borrower shall not deposit into or otherwise credit (or cause to be deposited or credited), or consent to or fail to object to any such deposit or credit of, cash or cash proceeds other than Collections of Eligible Solar Loans into the Collection Account or the Lockbox Account.

(S) Hedging. The Borrower shall comply with all Hedge Requirements and reporting obligations with respect thereto, including if the Borrower elects to change the strike rate among existing Hedge Agreements, they shall provide notice to the Administrative Agent by delivering an updated Borrowing Base Certificate demonstrating application of the new Advance Rate at least two (2) Business Days prior to the effective date of such Hedge Agreements, along with copies of the proposed Hedge Agreements.

(T) Lockbox Account. If, at any time, the Lockbox Bank withdraws funds from the Lockbox Account to pay amounts owed to the Lockbox Bank pursuant to the Lockbox Agreement and such withdrawal reduces the amounts on deposit in such Lockbox Account below the Required Lockbox Reserve Amount (such deficit, the “Lockbox Bank Withdrawn Amount”), the Borrower shall promptly thereafter deposit or cause to be deposited into the Lockbox Account an amount equal to the Lockbox Bank Withdrawn Amount in accordance with Section 2.7(B)(xvi) or otherwise.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(U) Notice to Seller. The Borrower shall promptly notify the Seller of a breach of Section 4.1(U) and shall require the Seller to cure such breach or pay the Refund Price for such Defective Solar Loan pursuant to and in accordance with the Sale and Contribution Agreement; provided, that notwithstanding anything contained in the Sale and Contribution Agreement to the contrary, upon the occurrence and continuance of an Amortization Event or an Event of Default, the Borrower shall require the Seller to pay the Refund Price solely in cash.

(V) Update to Eligible Solar Loans. The Borrower shall promptly notify the Servicer, the Back-Up Servicer, the Manager and the Administrative Agent in writing of any additions or deletions to the Schedule of Eligible Solar Loans.

(W) Deviations from Approved Forms. The Borrower shall provide or shall cause the Seller to provide all proposed forms of Solar Loan Contracts and Ancillary Solar Agreements which deviate in any material respect from the Approved Forms (each such form a “Proposed Form”) to the Borrower, the Seller and the Administrative Agent and shall provide notice to such parties regarding the cessation of a form of Solar Loan Contract or Ancillary Solar Agreement attached hereto as Exhibit H or previously delivered hereunder. The Administrative Agent shall use its best efforts to notify the Seller in writing within ten (10) Business Days of receipt of such objection or approval of the terms of such updated form. Upon the written consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed, Exhibit H shall be amended to include such Proposed Form as a Solar Loan Contract or Ancillary Solar Agreement, as applicable, in addition to the other forms attached or previously delivered.

(X) Beneficial Owner Certification. Promptly following any request therefor, the Borrower shall provide such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

(Y) Second Amendment and Restatement Date A-1 Custodial Certification. On or prior to the date that is thirty (30) days after the Second Amendment and Restatement Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Borrower shall cause the Custodian to deliver to the Administrative Agent the A-1 Custodial Certification with respect to the Advances made on the Second Amendment and Restatement Date, in respect of the related Solar Loans and the related Solar Assets from the Custodian pursuant to the Custodial Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 5.2. Negative Covenants. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated, the Borrower will not:

(A) Business Activities. Conduct any business other than:

(i) the acquisition from time to time of any or all right, title and (direct or indirect) interest in and to (a) Solar Loans, the related Solar Assets and all rights and interests thereunder or relating thereto pursuant to the Sale and Contribution Agreement or (b) any assets from any other Affiliate of the Borrower;

(ii) the conveyance from time to time to the Seller of any or all right, title and (direct or indirect) interest in and to the Solar Loans and the related Solar Assets and all rights and interests thereunder or relating thereto pursuant to the Sale and Contribution Agreement;

(iii) in connection with a Takeout Transaction, the conveyance by the Borrower from time to time of:

(a) Solar Loans and the related Solar Assets in connection with such Takeout Transaction;

(b) Solar Loans and the related Solar Assets for which the related Obligors are past due on any portion of a contractual payment under the related Solar Loan and for which the Servicer has made a good faith determination that such Solar Loans are likely to become Delinquent Solar Loans or Defaulted Solar Loans during the current or the immediately following Collection Period, subject to satisfaction of the following conditions: (i) such conveyance is made simultaneously with the related Takeout Transaction with the purpose of maintaining a homogeneous group of Solar Loans and related Solar Assets as Collateral following such conveyance and the related Takeout Transaction, (ii) no Event of Default or Borrowing Base Deficiency exists or would result therefrom (after giving effect to such conveyance and the related Takeout Transaction), (iii) such conveyance was not made with the intent to cause any adverse selection with respect to the Collateral, (iv) (A) if such conveyance occurs during the Availability Period, such Solar Loans and the related Solar Assets are either (1) sold in an arm’s length transaction for fair market value with no material recourse to the Borrower (except that such assets are being conveyed by it free and clear of Liens) and the proceeds from which are deposited into the Collection Account or (2) distributed or sold by the Borrower to the Seller, or (B) if such conveyance occurs after the Availability Period, such Solar Loans and the related Solar Assets are either (1) sold in an arm’s length transaction with no material recourse to the Borrower (except that such assets are being conveyed by it free and clear of Liens) or (2) distributed or sold by the Borrower to the Seller, and, in each case of clauses (1) and (2) for this clause (B), an amount equal to at least the lesser of the fair market value or the Minimum Payoff Amount for the Solar Loans and related Solar Assets removed from the Borrower in connection with such conveyance shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.7(C), and (v) the aggregate Solar Loan Balance of all Solar Loans subject to such conveyance and any conveyances made during such Collection Period pursuant to Section 5.2(A)(iii)(c) is in an amount proportionate to the amount of Solar Loans and related Solar Assets being removed from the Borrower in connection with the related Takeout Transaction; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c) Solar Loans and the related Solar Assets then not included on the Schedule of Eligible Solar Loans and that do not satisfy the criteria set forth in the definition of “Eligible Solar Loans”, or SRECs, Service Incentives or Grid Services Revenue, (i) subject to the conditions of Section 5.2(A)(iv) below and (ii) in an amount not to exceed the amount required by Section 5.2(A)(iii)(b)(v) above to achieve the proportionate removal of Solar Loans and related Solar Assets in connection with such Takeout Transaction;

(iv) ~~(iii) the conveyance by the Borrower from time to time of (a)~~Other than in connection with a Takeout Transaction (for which Section 5.2(A)(iii) applies), with respect to Solar Loans and the related Solar Assets ~~in connection with a Takeout Transaction or (b)~~then not included on the Schedule of Eligible Solar Loans and that do not satisfy the criteria set forth in the definition of “Eligible Solar Loans”, or SRECs, Service Incentives or Grid Services Revenue, so long as no Event of Default or Borrowing Base Deficiency exists or would result therefrom (after giving effect to any assignment of additional Eligible Solar Loans to Borrower on the date of such distribution) and such conveyance was not made with the intent to cause any adverse selection with respect to the Collateral, the conveyance by the Borrower from time to time of such Solar Loans and ~~the~~ related Solar Assets ~~then not included on the Schedule of Eligible Solar Loans and that do not satisfy the criteria set forth in the definition of “Eligible Solar Loans”, or SRECs, Service Incentives or Grid Services Revenue~~, that are in each case either (1) sold in an arm’s length transaction for fair market value with no material recourse to the Borrower (except that such assets are being conveyed by it free and clear of Liens) and the proceeds from which are deposited into the Collection Account or (2) distributed by the Borrower to the Seller;

(v) ~~(iv)~~ the execution and delivery by the Borrower from time to time of purchase agreements, in form and substance satisfactory to the Administrative Agent, related to the sale of securities by the Borrower or any of its Affiliates in connection with a Takeout Transaction;

(vi) ~~(v)~~ the performance by the Borrower of all of its obligations under the aforementioned agreements and under this Agreement and any documentation related thereto;

(vii) ~~(vi)~~ the preparation, execution and delivery of any and all other documents and agreements as may be required in connection with the performance of the activities of the Seller and the Borrower approved above; and

(viii) ~~(vii)~~ to engage in any lawful act or activity and to exercise any powers permitted under the Delaware Limited Liability Company Act that are reasonably related, incidental, necessary, or advisable to accomplish the foregoing.

Notwithstanding the foregoing, after the Closing Date and at any time on or prior to the earlier of (a) the Commitment Termination Date and (b) the date on which all Obligations (other than contingent obligations not then due) of the Borrower hereunder have been paid in full and the Commitments have been terminated, the Borrower shall not, without the prior written consent of the Administrative Agent, and if required in accordance with definition of Takeout Transaction,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the Required Lenders, (1) purchase or otherwise acquire any Solar Loans and the related Solar Assets, or interests therein, except for acquisitions from the Seller pursuant to and in accordance with the Sale and Contribution Agreement, (2) convey or otherwise dispose of any Solar Loans (and any related Solar Assets), or interests therein, other than (x) in accordance with Section 5.2(A)(iii), 5.2(A)(iv) or 5.2(E) or (y) to the Seller pursuant to the Sale and Contribution Agreement, or (3) establish any Subsidiaries.

(B) Sales, Liens, Etc. Sales, Liens, Etc. Except as permitted hereunder (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Eligible Solar Loans or Collections, or upon or with respect to the Collection Account or the Lockbox Account or any other account owned by or in the name of the Borrower to which any Collections are sent, or assign any right to receive income in respect thereof, or (ii) create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, to secure or provide for the payment of any Indebtedness of any Person or for any other reason; provided that notwithstanding anything to the contrary herein, this Section 5.2(B) shall not prohibit any Lien that constitutes a Permitted Lien nor prohibit any sale, assignment or disposition of Solar Loans that is permitted under Section 5.2(A)(iii) and 5.2(A)(iv) (including Collections related to such Solar Loans and not yet distributed pursuant to Section 2.7(B)).

(C) Indebtedness. Incur or assume any Indebtedness, except Permitted Indebtedness.

(D) Loans and Advances. Make any loans or advances to any Person (other than, for the avoidance of doubt, the Solar Loans).

(E) Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in the Borrower, or purchase, redeem or otherwise acquire for value any interest in the Affiliated Entities or any rights or options to acquire any such interest, except:

(i) distributions of cash by the Borrower from the Borrower’s Account in accordance with this Agreement;

(ii) transfers, dividends or other distributions of Transferable Solar Loans and the related Solar Assets to the Seller pursuant to the Sale and Contribution Agreement;

(iii) transfers of Solar Loans and related Solar Assets to the Seller pursuant to the Sale and Contribution Agreement or of Solar Loans and related Solar Assets ~~then not included on the Schedule of Eligible Solar Loans and that do not satisfy the criteria set forth in the definition of “Eligible Solar Loans”~~(including Collections related thereto and not yet distributed pursuant to Section ~~2.07~~2.7(B)) that are permitted under Section 5.2(A)(iii) and Section 5.2(A)(iv);

(iv) distributions to the Seller or its designee of SRECs, Service Incentives or Grid Services Revenue, or proceeds thereof to the extent such proceeds are actually received by the Borrower or in the Collection Account; provided, that the distributions described in Section 5.2(E)(i) shall not be permitted if either an Event of Default or Potential Default would result therefrom unless all outstanding Obligations (other than contingent liabilities for which no claims have been asserted) have been irrevocably paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(F) Mergers, Etc. Merge or consolidate with or divide with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, except for the acquisition or sale of Solar Loans and the related Solar Assets and similar property pursuant to the Sale and Contribution Agreement, or pursuant to a Takeout Transaction or where all the Advances associated with such Solar Loans and related Obligations have been paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.

(G) Investments. Make any investment of capital in any Person either by purchase of stock or securities, contributions to capital, property transfer or otherwise or acquire or agree to acquire by any manner any business of any Person.

(H) Change in Organizational Documents. Amend, modify or otherwise change any of the terms or provisions in its organizational documents as in effect on the Second Amendment and Restatement Date (i) if such amendment, modification or change is immaterial, without the consent of the Administrative Agent, or (ii) if such amendment, modification or change is material, without the consent of the Majority Lenders.

(I) Transactions with Affiliates. Enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents or any similar conveyance agreement entered into in connection with a Takeout Transaction, (ii) any other transactions (including the lease of office space or computer equipment or software by the Borrower from an Affiliate and the sharing of employees and employee resources and benefits) (a) in the ordinary course of business or as otherwise permitted hereunder, (b) pursuant to the reasonable requirements and purposes of the Borrower’s business, (c) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction, and (d) permitted by Section 5.2(B), (C), (E) or (F), (iii) employment and severance arrangements and health, disability and similar insurance or benefit plans between the Borrower and its directors, officers, employees in the ordinary course of business, and (iv) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of any parent entity of the Borrower or the Borrower to the extent attributable to the ownership or operation of the Borrower.

(J) Addition, Termination or Substitution of Accounts. Add, terminate or substitute, or consent to the addition, termination or substitution of, the Lockbox Account, the Collection Account, the Liquidity Reserve Account, the Equipment Replacement Reserve Account or the Takeout Transaction Account unless, (i) the Administrative Agent shall have consented thereto after having received at least thirty (30) days’ prior written notice thereof and (ii) prior to directing any Obligor to remit Obligor Payments thereto, all actions requested by the Administrative Agent to protect and perfect the interest of the Secured Parties in the Collections in respect of the affected Eligible Solar Loans have been taken and completed. Notwithstanding the foregoing, the Borrower neither has nor shall have any control over the Lockbox Account, the Collection Account, the Liquidity Reserve Account, the Equipment Replacement Reserve Account or the Takeout Transaction Account.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(K) Collections. (i) Deposit at any time Collections into any bank account other than the Lockbox Account or the Collection Account, (ii) make any change to the payment instructions to any Obligor or direct any Obligor to make any Obligor Payments to any other destination other than the Lockbox Account, or (iii) permit the assets of any Person (other than the Borrower) to be deposited into the Lockbox Account or the Collection Account.

(L) Amendments to Transaction Documents. Without the consent of the Administrative Agent, amend, modify or otherwise change any of the terms or provisions of any Transaction Document other than (i) supplements identifying Solar Loans to be transferred in connection with each transfer of Solar Loans and the related Solar Assets from time to time in accordance with the Sale and Contribution Agreement or this Agreement, (ii) amendments, supplements or other changes in accordance with the terms of the applicable Transaction Document, and (iii) amendments, supplements or other changes with respect to exhibits and schedules to any Transaction Document that would not reasonably be expected to have a material adverse effect on the value, enforceability, or collectability of the Collateral or adversely affect Collections.

(M) Service Incentives Agreements and Grid Services Agreements. Agree to assume any payment or performance liabilities associated with a Service Incentives Agreement or a Grid Services Agreement.

Article VI

EVENTS OF DEFAULT

Section 6.1. Events of Default. The occurrence of any of the following specified events shall constitute an event of default under this Agreement (each, an “Event of Default”):

(A) Non-Payment. (i) The Borrower shall fail to make any required payment of principal when due hereunder and such failure shall continue unremedied for (x) in the case of a mandatory prepayment under Section 2.9 in connection with a Borrowing Base Deficiency, upon expiration of the applicable cure period specified in Section 6.1(H) and (y) in the case of any other payment of principal, two (2) Business Days after the day such payment is due, or (ii) the Borrower shall fail to make any required payment of interest when due hereunder and such failure shall continue unremedied for two (2) Business Days after the day such payment is due, or (iii) the Borrower shall fail to pay the aggregate outstanding principal balance of all Advances made to the Borrower on the Maturity Date, or (iv) the Borrower shall fail to make any required payment on any other Obligation when due hereunder or under any other Transaction Document and such failure under this subclause (iv) shall continue unremedied for five (5) Business Days after the earlier of (a) written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower obtained knowledge of such failure.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) Representations. Any representation or warranty made or deemed made by the Borrower or the Seller herein or in any other Transaction Document (after giving effect to any qualification as to materiality set forth therein, if any) shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within thirty (30) days from the earlier of (i) the date of receipt by the Borrower or the Seller, as the case may be, of written notice from the Administrative Agent of such failure by the Borrower or the Seller, as the case may be, or (ii) the date upon which a Responsible Officer of the Borrower or the Seller, as the case may be, obtained knowledge of such failure; provided that a breach of any representation or warranty made by the Borrower under Section 4.1(U) or Seller in Section 6(b) of the Sale and Contribution Agreement shall be excluded if either (i) the Seller has cured or reimbursed any applicable Refund Price under the Sale and Contribution Agreement in cash or (ii) the Seller assigns additional Eligible Solar Loans to Borrower within five (5) Business Days of the date on which the Borrower discovers or receives notice that a breach of representation or warranty made by the Borrower under Section 4.1(U) or Seller in Section 6(b) of the Sale and Contribution Agreement has occurred so long as any Borrowing Base Deficiency existing and continuing as a result of such breach is cured prior to the time frame set forth in Section 6.1(H), after giving effect to such assignment of additional Eligible Solar Loans to Borrower.

(C) Covenants. (i) The Borrower shall fail to perform or observe its covenant under Section 5.1(A)(vi), Section 5.1(X) or Section 5.1(Y), or (ii) the Borrower or the Seller shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document which has not been cured within thirty (30) days from the earlier of (1) the date of receipt by the Borrower or the Seller, as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Manager or the Seller, as the case may be, or (2) the date upon which a Responsible Officer of the Borrower or the Seller, as the case may be, obtained knowledge of such failure.

(D) Validity of Transaction Documents. This Agreement or any other Transaction Document shall (except in accordance with its terms), in whole or in part, cease to be (i) in full force and effect and/or (ii) the legally valid, binding and enforceable obligation of the Borrower or the Seller.

(E) Insolvency Event. An Insolvency Event shall have occurred with respect to SEI, Parent, the Seller or the Borrower.

(F) Breach of Parent Guaranty. Any failure by Parent to perform under the Parent Guaranty; provided that a breach by Parent of the Financial Covenants is not an Event of Default hereunder.

(G) ERISA Event. Either (i) any ERISA Event shall have occurred or (ii) the assets of the Borrower become subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

(H) Borrowing Base Deficiency. (i) A Borrowing Base Deficiency in an aggregate amount equal to or less than $[***] continues for more than five (5) Business Days or (ii) a Borrowing Base Deficiency in an aggregate amount greater than $[***] continues for more than three (3) Business Days.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(I) Security Interest. The Administrative Agent, for the benefit of the Lenders, ceases to have a first priority perfected security interest in Collateral having a value in excess of [***] and such failure shall continue unremedied for more than five (5) Business Days unless such Liens with a higher priority than Administrative Agent’s Liens are Permitted Liens; provided that if such cessation in security interest is due to the Administrative Agent’s actions, then no Event of Default shall be deemed to occur under this Section 6.1(I).

(J) Judgments. There shall remain in force, undischarged, unsatisfied, and unstayed for more than thirty (30) consecutive days, any final non-appealable judgment against the Borrower in excess of $250,000 over and above the amount of insurance coverage available from a financially sound insurer that has not denied coverage.

(K) 1940 Act. The Borrower becomes, or becomes controlled by, an entity required to register as an “investment company” under the 1940 Act.

(L) Reserve Account Shortfall. Amounts on deposit in the Liquidity Reserve Account are at any time less than the Liquidity Reserve Account Required Balance and such deficit is not cured on the earlier of the next Borrowing Date or the next Payment Date or the Borrower fails to deposit the Equipment Replacement Reserve Deposit in the Equipment Replacement Reserve Account in accordance with Section 2.7 as of any Payment Date and such failure is not cured on the earlier of the next Borrowing Date or the next Payment Date.

(M) Hedging. (i) Failure of the Borrower to maintain Hedge Agreements satisfying the Hedge Requirements (except to the extent such failure is solely a result of a Hedge Counterparty ceasing to be a Qualifying Hedge Counterparty, which shall be governed by clause (ii) of this Section 6.1(M)) and such failure continues for five (5) Business Days or (ii) any Hedge Counterparty ceases to be a Qualifying Hedge Counterparty and such Hedge Counterparty is not replaced with a Qualifying Hedge Counterparty within ten (10) Business Days.

(N) Change of Control. The occurrence of a Change of Control.

(O) [Reserved].

(P) Cross Default. The occurrence of an event of default under any other financing agreement entered into by the Borrower or the Seller.

Section 6.2. Remedies. If any Event of Default shall then be continuing, the Administrative Agent (i) may, in its discretion, or (ii) shall, upon the written request of the Lenders (other than Defaulting Lenders) having Advances equal to or exceeding fifty percent (50%) of all Advances (other than Advances of Defaulting Lenders)) (except that, with respect to paragraph (E) below, in the event that proceeds of such foreclosure or liquidation are less than the aggregate amount of all the Obligations then due, the Required Lenders shall make such written request), by written notice to the Borrower and the Lenders, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower in any manner permitted under applicable law:

(A) declare the Commitments terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) declare the principal of and any accrued interest in respect of all Advances and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided, that, upon the occurrence of an Insolvency Event with respect to the Borrower, the principal of and any accrued interest in respect of all Advances and all other Obligations owing hereunder shall be immediately due and payable and the Commitments shall be immediately terminated without any notice to the Borrower or Lenders;

(C) if the Manager is Sunnova Management, replace the Manager with a Successor Manager in accordance with the Management Agreement;

(D) if the Servicer is Sunnova Management, replace the Servicer with a Successor Servicer in accordance with the Servicing Agreement; and/or

(E) foreclose on and liquidate the Solar Loans and the related Solar Assets owned by Borrower and pursue all other remedies available under the Security Agreement.

Article VII

THE ADMINISTRATIVE AGENT AND FUNDING AGENTS

Section 7.1. Appointment; Nature of Relationship. The Administrative Agent is appointed by the Funding Agents and the Lenders as the Administrative Agent hereunder and under each other Transaction Document, and each of the Funding Agents and the Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Funding Agent and such Lender with the rights and duties expressly set forth herein and in the other Transaction Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Funding Agent or Lender by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Funding Agents and the Lenders with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Funding Agents’ and the Lenders’ contractual representative, the Administrative Agent (A) does not assume any fiduciary duties to any of the Funding Agents or the Lenders, (B) is a “representative” of the Funding Agents and the Lenders within the meaning of Section 9-102 of the UCC as in effect in the State of New York, and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Funding Agents and the Lenders agree to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Funding Agent and each Lender waives.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 7.2. Powers.

(A) The Administrative Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Funding Agents or the Lenders, or any obligation to the Funding Agents or the Lenders to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Administrative Agent.

(B) The Person serving as the Administrative Agent hereunder shall have the same rights and powers hereunder and under any other Transaction Document as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

(C) In case of the pendency of any proceeding under any Debtor Relief Law, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Funding Agents, the Hedge Counterparties and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Funding Agents and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Funding Agents, the Hedge Counterparties and the Administrative Agent under Section 10.6) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender, Funding Agent and Hedge Counterparty to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Funding Agents and the Hedge Counterparties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 10.6.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 7.3. General Immunity. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Funding Agents or the Lenders for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.4. No Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default or Event of Default, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall not be responsible to any Funding Agent or any Lender for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of their respective Affiliates. In determining compliance with any condition hereunder to the making of Advances that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or experts.

Section 7.5. Action on Instructions of Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by, or with the consent of, in each case, the Majority Lenders, and such instructions, consent and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loan Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.6. Employment of Agents and Counsel. The Administrative Agent may execute any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may execute any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

provisions of this Article VII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 7.7. Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or otherwise authenticated by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

Section 7.8. The Administrative Agent’s Reimbursement and Indemnification. The Committed Lenders agree to reimburse and indemnify (on a pro rata basis based on the Lender Group Percentages, as applicable) the Administrative Agent (A) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Administrative Agent.

Section 7.9. Intercreditor Agreement. Each Funding Agent shall receive a copy of the Intercreditor Agreement from the Administrative Agent prior to execution and shall be deemed to have consented to such Intercreditor Agreement unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received the copy thereof; provided that if a Funding Agent objects to such Intercreditor Agreement, then the Administrative Agent and the Borrower shall not enter into such Intercreditor Agreement until such objecting Funding Agent is provided with an Intercreditor Agreement in form and substance satisfactory to it. Each Lender (a) agrees that it will be bound by the terms of the Intercreditor Agreement as if such Lender was a signatory thereto and will take no actions contrary to the provisions of the Intercreditor Agreement and (b) authorizes and instructs Administrative Agent to enter into the Intercreditor Agreement on behalf of such Lender. Each Lender (and each Person that becomes a Lender hereunder ) hereby agrees that Administrative Agent may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 7.10. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 7.11. Successor Administrative Agent.

(A) The Administrative Agent may (i) transfer the Administrative Agent role to a Lender Affiliate of the Administrative Agent without prior consent of any party hereto or (ii) resign at any time by giving written notice thereof to the Lenders, the Funding Agents, the Custodian, the Back-Up Servicer, the Transition Manager, the Paying Agent and the Borrower. Upon receipt of any such notice of resignation, the Majority Lenders and the Borrower shall have the right to appoint a successor agent; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or a Disqualified Lender. If no such successor Administrative Agent shall have been so appointed by the Majority Lenders and the Borrower and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of resignation (or such earlier day as shall be agreed by the Majority Lenders and the Borrower) (the “Administrative Agent Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Funding Agents, appoint a successor Administrative Agent meeting the qualifications set out above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or a Disqualified Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Administrative Agent Resignation Effective Date. Upon appointment of a successor Administrative Agent by operation of clauses (i) or (ii) above, such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent and references herein to the Administrative Agent shall mean such successor Administrative Agent, effective upon its appointment; and such former Administrative Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor Administrative Agent. After any retiring Administrative Agent’s resignation hereunder in such capacity, the provisions of this Article VII and Section 2.11, Section 2.15, Section 10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

(B) If the Administrative Agent ceases to be a Lender or an Affiliate of any Lender hereunder, or becomes a Defaulting Lender pursuant to clause (d) of the definition thereof, the Majority Lenders shall have the right to terminate the Administrative Agent upon ten (10) days’ notice to the Administrative Agent, the Lenders, the Funding Agents, the Custodian, the Back-Up Servicer, the Transition Manager, the Paying Agent and the Borrower, and the Majority Lenders and the Borrower shall have the right to replace the Administrative Agent with a successor of their choosing. If no such successor Administrative Agent shall have been so appointed by the Majority Lenders and the Borrower and shall have accepted such appointment within thirty (30) days (or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

such earlier day as shall be agreed by the Majority Lenders and the Borrower) (the “Administrative Agent Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Administrative Agent Removal Effective Date. Upon appointment of a successor Administrative Agent such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent and references herein to the Administrative Agent shall mean such successor Administrative Agent, effective upon its appointment; and such former Administrative Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After any terminated Administrative Agent’s termination hereunder as such agent, the provisions of this Article VII and Section 2.11, Section 2.15, Section 10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

Section 7.12. Transaction Documents; Further Assurances.

(A) Each Committed Lender and each Funding Agent authorizes the Administrative Agent to enter into each of the Transaction Documents to which it is a party and each Lender and each Funding Agent authorizes the Administrative Agent to take all action contemplated by such documents in its capacity as Administrative Agent. Each Lender and each Funding Agent agrees that no Lender and no Funding Agent, respectively, shall have the right individually to seek to realize upon the security granted by any Transaction Document or to enforce rights and remedies hereunder and under the other Transaction Documents, it being understood and agreed that the authority to enforce rights and remedies hereunder shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent for the benefit of the Lenders, the Funding Agents and each Hedge Counterparty upon the terms of the Transaction Documents (including Section 6.2) provided that the foregoing shall not prohibit:

(i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Transaction Documents;

(ii) any Lender from exercising setoff rights in accordance with Section 10.7 (subject to the terms thereof); or

(iii) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Debtor Relief Law; provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Transaction Documents, then (x) the Majority Lenders shall have the rights otherwise provided to the Administrative Agent pursuant to Section 6.2 and (y) in addition to the matters set forth in clauses (ii) and (iii) of the preceding proviso and subject to Section 10.7, any Lender may, with the consent of the Majority Lenders, enforce any rights or remedies available to it and as authorized by the Majority Lenders.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) Each of the Borrower and the Parent agrees to take commercially reasonable action, including but not limited to responding to, and making personnel available for, due diligence inquiries and furnishing such documents and data as the Administrative Agent or any Funding Agent may reasonably request, in connection with the obtaining any rating by any rating agency with respect to their Advances, provided that none of the Borrower or any of its affiliates shall be required to engage any rating agency in connection with the Advances or incur any out-of-pocket expenses with respect to any rating agency rating the Advances. Any such rating shall not be a condition precedent to closing the credit facility or the making of the Advances as set forth in this Agreement, nor shall any rating process or requests or any subsequent downgrade of any rating received impact the Borrower’s availability under the credit facility set forth in this Agreement. For the avoidance of doubt, any such rating shall not be a condition precedent to any Advance or to the exercise of any rights of the Borrower Sunnova Management or the Seller under this Agreement. Any costs of fees associated with the rating of the Advances shall be borne by the Funding Agent and the Lenders.

Section 7.13. Collateral Review. (G) Prior to the occurrence of an Event of Default, the Administrative Agent and/or its designated agent may not more than one (1) time during any given twelve (12) month period (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Manager’s, the Servicer’s, the Seller’s and/or the Borrower’s business operations and (ii) audits of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.

(A) After the occurrence of an Event of Default, the Administrative Agent or its designated agent may, in its sole discretion regarding frequency (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Manager’s, the Servicer’s, the Seller’s and/or Borrower’s business operations and (ii) audits or any other review of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.

Section 7.14. Funding Agent Appointment; Nature of Relationship.

(A) Each Funding Agent is appointed by the Lenders in its Lender Group as their agent hereunder, and such Lenders irrevocably authorize such Funding Agent to act as the contractual representative of such Lenders with the rights and duties expressly set forth herein and in the other Transaction Documents. Each Funding Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. The provisions of this Article VII are solely for the benefit of the Funding Agents and the Lenders, and the Borrower shall have rights as a third-party beneficiary of any of such provisions. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that no Funding Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement and that each Funding Agent is merely acting as the representative of the Lenders in its Lender Group with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the related Lenders’ contractual representative, each Funding Agent (A) does not assume any fiduciary duties to any of the Lenders, (B) is a “representative” of the Lenders in its Lender Group within the meaning of Section 9-102 of the UCC as in effect in the State of New York and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Lenders agrees to assert no claim against their Funding Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) Each Person serving as Funding Agent hereunder shall have the same rights and powers hereunder and under any other Transaction Document as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include such Funding Agent in its individual capacity. Each Funding Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of their Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 7.15. Funding Agent Powers. Each Funding Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto. No Funding Agent shall have any implied duties or fiduciary duties to the Lenders in its Lender Group, or any obligation to such Lenders to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by such Funding Agent.

Section 7.16. Funding Agent General Immunity. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents.

Section 7.17. Funding Agent Responsibility for Advances, Creditworthiness, Collateral, Recitals, Etc. Neither any Funding Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (A) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (B) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (C) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (D) the existence or possible existence of any Potential Default, Event of Default, Potential Amortization Event or Amortization Event, or (E) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith. No Funding Agent shall be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of their respective Affiliates. In determining compliance with any condition hereunder to the making of Advances that by its terms must be fulfilled to the satisfaction of a Lender, the Funding Agent may presume that such condition is satisfactory to such Lender in its respective Lender Group unless the Funding Agent

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

shall have received notice to the contrary from such Lender prior to the making of such Advance. The Funding Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or experts.

Section 7.18. Funding Agent Action on Instructions of Lenders. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by each of the Lenders in its Lender Group, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of such Lenders. Each Funding Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders in its Lender Group pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 7.19. Funding Agent Delegation of Duties. Each Funding Agent may execute any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by such Funding Agent. Each Funding Agent and any such sub-agent may execute any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VII shall apply to any such sub-agent and to the Related Parties of a Funding Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as a Funding Agent. No Funding Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Funding Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 7.20. Funding Agent Reliance on Documents; Counsel. Each Funding Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by such Funding Agent, which counsel may be employees of such Funding Agent.

Section 7.21. Funding Agent’s Reimbursement and Indemnification. The Committed Lenders in each Lender Group agree to reimburse and indemnify (on a pro rata basis based upon the applicable Lender Group Percentages) the Funding Agent in their Lender Group (A) for any amounts not reimbursed by the Borrower for which such Funding Agent is entitled to reimbursement by the Borrower under the Transaction Documents, (B) for any other expenses incurred by such Funding Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (C) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Funding Agent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 7.22. [Reserved].

Section 7.23. Funding Agent Lender Credit Decision.

Each Lender acknowledges that it has, independently and without reliance upon its Funding Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents. Each Lender also acknowledges that it will, independently and without reliance upon its Funding Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 7.24. Funding Agent Successor Funding Agent.

(A) Any Funding Agent may resign at any time by giving written notice thereof to the Lenders in its Lender Group, the Administrative Agent and the Borrower. Upon receipt of any such notice of resignation, the Lenders in the applicable Lender Group shall have the right to appoint a successor agent. If no such successor shall have been so appointed by the applicable Lenders and shall have accepted such appointment within thirty (30) days after the retiring Funding Agent gives notice of resignation (or such earlier day as shall be agreed by the Lenders in the applicable Lender Group) (the “Funding Agent Resignation Effective Date”), then the retiring Funding Agent may (but shall not be obligated to), on behalf of the Lenders of the applicable Lender Group, appoint a successor Funding Agent meeting the qualifications set out above, provided that in no event shall any such successor Funding Agent be a Defaulting Lender or a Disqualified Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Funding Agent Resignation Effective Date. Upon appointment of a successor Funding Agent such successor Funding Agent shall succeed to the rights, powers and duties of such Funding Agent and references herein to a Funding Agent shall mean such successor Funding Agent, effective upon its appointment; and such former Funding Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Agreement. The fees payable by the Borrower to a successor Funding Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After any retiring Funding Agent’s resignation hereunder in such capacity, the provisions of this Article VII and Section 2.11, Section 2.15, Section 10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Funding Agent under this Agreement.

(B) If any Funding Agent ceases to be a Lender or an Affiliate of any Lender in its Lender Group, or becomes a Defaulting Lender pursuant to clause (d) of the definition thereof, the Lenders in such Lender Group shall have the right to terminate such Funding Agent upon ten (10) days’ notice to such Funding Agent, the Administrative Agent and the Borrower, and the Lenders in such Lender Group shall have the right to replace such Funding Agent with a successor of their choosing. If no such successor shall have been so appointed by the Lenders in the applicable Lender Group and shall have accepted such appointment within thirty (30) days (or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

such earlier day as shall be agreed by the Lenders in the applicable Lender Group) (the “Funding Agent Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Funding Agent Removal Effective Date. Upon appointment of a successor Funding Agent whereupon such successor Funding Agent shall succeed to the rights, powers and duties of such Funding Agent and references herein to such Funding Agent shall mean such successor Funding Agent, effective upon its appointment; and such former Funding Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Agreement. After any terminated Funding Agent’s termination hereunder as such agent, the provisions of this Article VII and Section 2.11, Section 2.15, Section 10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Funding Agent under this Agreement.

Section 7.25. Funding Agent Transaction Documents; Further Assurances. Each Committed Lender authorizes the Funding Agent in its Lender Group to enter into each of the Transaction Documents to which it is a party and each Lender authorizes the Funding Agent in its Lender Group to take all action contemplated by such documents in its capacity as Funding Agent.

Section 7.26. Certain ERISA Matters

(A) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) of one or more Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments or this Agreement;

(ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Internal Revenue Code such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(B) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (A) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (A), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Transaction Document or any documents related hereto or thereto).

Section 7.27. Erroneous Payments

(A) If the Administrative Agent (x) notifies a Funding Agent or a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (B)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 7.27 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of the Administrative Agent to any Payment Recipient under this clause (A) shall be conclusive, absent manifest error.

(B) Without limiting immediately preceding clause (A), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 7.24(B).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 7.27(B) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 7.27(B) or on whether or not an Erroneous Payment has been made.

(C) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (A).

(D) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower; provided that this Section 7.27 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Transaction Document), the Borrower for the purpose of a payment on the Obligations.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(E) To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(F) Each party’s obligations, agreements and waivers under this Section 7.27 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.

Article VIII

ADMINISTRATION AND SERVICING OF SOLAR LOANS

Section 8.1. Management Agreement and Servicing Agreement. (H) Each of the Management Agreement and the Servicing Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager and the Servicer, as applicable, with respect to the Eligible Solar Loans and other matters addressed in the Management Agreement and the Servicing Agreement, and reference is hereby made to the Management Agreement for a detailed statement of said covenants and obligations of the Manager thereunder and to the Servicing Agreement for a detailed statement of said covenants and obligations of the Servicer thereunder. The Borrower agrees that the Administrative Agent, in its name or (to the extent required by law) in the name of the Borrower, may (but is not, unless so directed and indemnified by the Majority Lenders, required to) enforce all rights of the Borrower under the Management Agreement and the Servicing Agreement for and on behalf of the Lenders whether or not an Event of Default has occurred and is continuing.

(A) Promptly following a request from the Administrative Agent (acting at the direction of the Majority Lenders) to do so, the Borrower shall take all such lawful action as the Administrative Agent may request to compel or secure the performance and observance by the Manager of each of its obligations to the Borrower and with respect to the Eligible Solar Loans under or in connection with the Management Agreement and by the Servicer of each of its obligations to the Borrower and with respect to the Eligible Solar Loans under or in connection with the Servicing Agreement, in accordance with the respective terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Borrower under or in connection with the Management Agreement or the Servicing Agreement, as the case may be, to the extent and in the manner directed by the Administrative Agent, including the transmission of notices of default on the part of the Manager or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Manager of each of its obligations under the Management Agreement or by the Servicer of each of its obligations under the Servicing Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) The Borrower shall not waive any default by the Manager under the Management Agreement or by the Servicer under the Servicing Agreement without the written consent of the Administrative Agent (which shall be given at the written direction of the Required Lenders).

(C) The Administrative Agent does not assume any duty or obligation of the Borrower under the Management Agreement or the Servicing Agreement, and the rights given to the Administrative Agent thereunder are subject to the provisions of Article VII.

(D) The Borrower has not and will not provide any payment instructions to any Obligor that are inconsistent with the Servicing Agreement.

(E) With respect to the Servicer’s obligations under Section 5.3 of the Servicing Agreement and the Manager’s obligations under Section 6.3 of the Management Agreement, the Administrative Agent shall not have any responsibility to the Borrower, the Servicer, the Manager or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of an independent accountant by the Servicer or by the Manager, as applicable; provided, that the Administrative Agent shall be authorized, upon receipt of written direction from the Servicer or the Manager, as the case may be, directing the Administrative Agent, to execute any acknowledgment or other agreement with the independent accountant required for the Administrative Agent to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Servicer or the Manager, as the case may be, has agreed that the procedures to be performed by the independent accountant are sufficient for the Borrower’s purposes, (ii) acknowledgment that the Administrative Agent has agreed that the procedures to be performed by an independent accountant are sufficient for the Administrative Agent’s purposes and that the Administrative Agent’s purposes is limited solely to receipt of the report, (iii) releases by the Administrative Agent (on behalf of itself and the Lenders) of claims against the independent accountant and acknowledgement of other limitations of liability in favor of the independent accountant, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of independent accountant (including to the Lenders). Notwithstanding the foregoing, in no event shall the Administrative Agent be required to execute any agreement in respect of the independent accountant that the Administrative Agent determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Administrative Agent.

Section 8.2. Accounts.

(A) Establishment. The initial Servicer or an Affiliated Entity has established and the Servicer shall maintain or cause to be maintained:

(i) for the benefit of the Secured Parties, in the name of the Borrower, at the Lockbox Bank, a segregated non-interest bearing account for the deposit of Obligor Payments (such account, as more fully described on Schedule II attached hereto, the “Lockbox Account”), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrower and the Secured Parties;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrower and the Secured Parties;

(iii) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Liquidity Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;

(iv) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Equipment Replacement Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties; and

(v) for the benefit of the Secured Parties, in the name of the Borrower, at the Paying Agent, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Takeout Transaction Account”, and together with the Collection Account, the Liquidity Reserve Account, and the Equipment Replacement Reserve Account, each a “Paying Agent Account” and collectively the “Paying Agent Accounts”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties.

(B) Replacement. (iii) If, at any time, an institution holding the Lockbox Account resigns, is removed or ceases to meet the eligibility requirements of an Eligible Institution or if the Borrower shall desire to replace the institution holding the Lockbox Account with another financial institution that meets the eligibility requirements of an Eligible Institution, the Servicer shall work with the Administrative Agent to establish a new Lockbox Account meeting the conditions specified above with an institution meeting the eligibility requirements of an Eligible Institution (and within the time periods set forth in the Lockbox Agreement), transfer any cash and any investments held therein or with respect thereto to such new Lockbox Account. From the date any such new Lockbox Account is established, it shall be the “Lockbox Account” hereunder.

(i) If, at any time, the Paying Agent resigns, is removed hereunder or ceases to meet the eligibility requirements of an Eligible Institution or if the Borrower shall desire to replace the Paying Agent, the Servicer, for the benefit of the Administrative Agent and the Lenders, shall within thirty (30) days establish a new Collection Account, Liquidity Reserve Account, Equipment Replacement Reserve Account, or Takeout Transaction Account meeting the conditions specified above with an Eligible Institution reasonably acceptable to the Administrative Agent and transfer any cash and/or any investments held therein or with respect thereto to such new Collection Account, Liquidity Reserve Account, Equipment Replacement Reserve Account or the Takeout Transaction Account, as applicable. From the date such new Collection Account, Liquidity Reserve Account,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Equipment Replacement Reserve Account, or Takeout Transaction Account is established, it shall be the “Collection Account,” “Liquidity Reserve Account”, “Equipment Replacement Reserve Account”, or “Takeout Transaction Account” hereunder, as applicable.

(C) Deposits and Withdrawals from the Liquidity Reserve Account. Deposits into, and withdrawals from, the Liquidity Reserve Account shall, subject to Section 2.7(D), be made in the following manner:

(i) On the Second Amendment and Restatement Date, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account, an amount equal to the Liquidity Reserve Account Required Balance as of such date;

(ii) On each Payment Date, the Borrower shall direct the Paying Agent to deposit into the Liquidity Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), and the Borrower may, at its option, deposit additional funds into the Liquidity Reserve Account;

(iii) If on any Payment Date (without giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to make the payments due and payable on such Payment Date pursuant to Section 2.7(B)(i) through (iv), the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report delivered pursuant to Section 5.1 of the Servicing Agreement, to withdraw from the Liquidity Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Liquidity Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Sections 2.7(B)(i) through (iv);

(iv) Upon the occurrence of an Event of Default, the Administrative Agent (or the Servicer with the written consent of the Administrative Agent) shall cause the Paying Agent, by providing written direction to the Paying Agent, to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account for distribution in accordance with Section 2.7(B);

(v) On the earliest to occur of (a) the Commitment Termination Date, (b) an Amortization Event, and (c) the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclauses (a) and (b), or the Servicer or the Borrower shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclause (c), to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B); provided, however, that upon the occurrence of an Amortization Event of the type described in clauses (iii) or (v) of the definition thereof, the Administrative Agent shall not be required to direct the Paying Agent to withdraw all amounts in the Liquidity Reserve Account in accordance with the foregoing unless and until determined otherwise by the Administrative Agent in its reasonable discretion;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(vi) Unless an Event of Default or Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Monthly Servicer Report, amounts on deposit in the Liquidity Reserve Account are greater than the Liquidity Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw funds in excess of the Liquidity Reserve Account Required Balance from the Liquidity Reserve Account and disburse such amounts into the Borrower’s Account;

(vii) On any Payment Date, if, as set forth on the Monthly Servicer Report, the amount of funds in the Liquidity Reserve Account and in the Collection Account is equal to or greater than the aggregate outstanding balance of Advances and all other amounts due and payable hereunder, then the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw all funds from the Liquidity Reserve Account and deposit such amounts into the Collection Account to pay all such amounts and the aggregate outstanding balance of the Advances; and

(viii) On each Payment Date, the Borrower shall deliver to the Paying Agent for deposit into the Collection Account an amount equal to the Capitalized Interest Reserve Release. For the avoidance of doubt, the Borrower shall cause the deposit of the Capitalized Interest Reserve Release to be made on each Payment Date in accordance with this Section 8.2(C)(viii) solely to the extent there are funds available in the Liquidity Reserve Account and regardless of whether such deposit results in the remaining balance on deposit in the Liquidity Reserve Account to be less than the Liquidity Reserve Account Required Balance.

Notwithstanding anything in this Section 8.2(C) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Borrower (or the Manager on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Liquidity Reserve Account required to be made by the Borrower (or the Manager on behalf of the Borrower) after the replacement of amounts on deposit in the Liquidity Reserve Account with a Letter of Credit shall be made by the Borrower (or the Manager on behalf of the Borrower) by way of cash deposits to the Liquidity Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Manager’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, and if any withdrawals from the Liquidity Reserve Account will be required under this Section 8.2(C) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

deposit such proceeds into the Liquidity Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account or amounts in or credited to the Liquidity Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(C), and (B) Letter of Credit delivered by the Borrower (or the Manager on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(C) shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account, and (ii) if the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Liquidity Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Monthly Servicer Report if such Monthly Servicer Report shows a reduction in the Liquidity Reserve Account Required Balance, then the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Monthly Servicer Report as the Liquidity Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Liquidity Reserve Account Required Balance “ending required amount” as shown on the Monthly Servicer Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to Section 2.7(B).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Liquidity Reserve Account, except as expressly required pursuant to this Section 8.2(C).

(D) Deposits and Withdrawals from the Equipment Replacement Reserve Account. Deposits into, and withdrawals from, the Equipment Replacement Reserve Account shall, subject to Section 2.7(D), be made in the following manner:

(i) On each Payment Date, the Borrower shall direct the Paying Agent to deposit into the Equipment Replacement Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), if any, and the Borrower may, at its option, deposit additional funds into the Equipment Replacement Reserve Account;

(ii) Upon receipt of an Officer’s Certificate of the Manager (a) certifying that it has replaced an Inverter that no longer has the benefit of a Manufacturer Warranty and (b) requesting reimbursement for the cost of such Inverter replacement, the Borrower shall direct the Paying Agent to withdraw funds on deposit in the Equipment Replacement Reserve Account in an amount equal to the lesser of (1) the cost of the new Inverter paid by the Manager (inclusive of labor costs) and (2) the amount on deposit in the Equipment Replacement Reserve Account and deliver such funds to the Manager;

(iii) Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Monthly Servicer Report, amounts on deposit in the Equipment Replacement Reserve Account are greater than the Equipment Replacement Reserve Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw funds in excess of the Equipment Replacement Reserve Required Balance from the Equipment Replacement Reserve Account and disburse such amounts into the Borrower’s Account;

(iv) If on any Payment Date (after giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to pay the interest payments or other amounts due and payable pursuant to Section 2.7(B)(i) through (iv) on such Payment Date, the Borrower shall direct the Paying Agent, based on the Monthly Servicer Report, to withdraw from the Equipment Replacement Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Equipment Replacement Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Section 2.7(B)(i) through (iv); and

(v) On the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent shall cause the Paying Agent to withdraw all amounts on deposit in the Equipment Replacement Reserve Account and shall deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Notwithstanding anything in this Section 8.2(D) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Equipment Replacement Reserve Account, the Borrower (or the Manager on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Equipment Replacement Reserve Account required to be made by the Borrower (or the Manager on behalf of the Borrower) after the replacement of amounts on deposit in the Equipment Replacement Reserve Account with a Letter of Credit shall be made by the Borrower (or the Manager on behalf of the Borrower) by way of cash deposits to the Equipment Replacement Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Manager’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Equipment Replacement Reserve Account, and if any withdrawals from the Equipment Replacement Reserve Account will be required under this Section 8.2(D) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Equipment Replacement Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Equipment Replacement Reserve Account or amounts in or credited to the Equipment Replacement Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(D), and (B) Letter of Credit delivered by the Borrower (or the Manager on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(D) shall be held as an asset of the Equipment Replacement Reserve Account and valued for purposes of determining the amount on deposit in the Equipment Replacement Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Equipment Replacement Reserve Account, then: (i) if the Letter of Credit is by its terms scheduled to expire and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Equipment Replacement Reserve Account and (ii) if the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent, submit the drawing documents delivered to it by the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Equipment Replacement Reserve Account.

If at any time a Letter of Credit is held by the Paying Agent as an asset of the Equipment Replacement Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Equipment Replacement Reserve Required Balance. Each month upon receipt by the Paying Agent of the Monthly Servicer Report if such Monthly Servicer Report shows a reduction in the Equipment Replacement Reserve Required Balance, then the Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Manager on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Monthly Servicer Report as the Equipment Replacement Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Equipment Replacement Reserve Required Balance “ending required amount” as shown on the Monthly Servicer Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to Section 2.7(B).

Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Equipment Replacement Reserve Account, except as expressly required pursuant to this Section 8.2(D).

(E) Lockbox Account. The Borrower shall deposit or cause to be deposited an amount equal to $[***] into the Lockbox Account (such amount, the “Required Lockbox Reserve Amount”). Pursuant to the Lockbox Agreement, all items and funds from time to time on deposit therein and in all proceeds thereof, and the Lockbox Account shall be under the control of the Administrative Agent. At the close of each Business Day, the Borrower, or the Servicer on its behalf, shall cause the Lockbox Bank to deposit into the Collection Account all amounts available in the Lockbox Account in excess of the Required Lockbox Reserve Amount.

(F) Paying Agent Account Control. (iv) Each Paying Agent Account shall be established and at all times maintained with the Paying Agent which shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder (in such capacities, the “Securities Intermediary”) with respect to each Paying Agent Account. The Paying Agent hereby confirms that, as of the Second Amendment and Restatement Date, the account numbers of each of the Paying Agent Accounts are as described on Schedule II attached hereto.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i) Each Paying Agent Account shall be a “securities account” as defined in Section 8-501 of the UCC and shall be maintained by the Paying Agent as a securities intermediary in the name of the Borrower, subject to the lien of the Administrative Agent, for the benefit of the Secured Parties. The Paying Agent shall treat the Administrative Agent as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Paying Agent Accounts.

(ii) The Paying Agent hereby confirms and agrees that:

(a) the Paying Agent shall not change the name or account number of any Paying Agent Account without the prior written consent of the Administrative Agent and the Borrower;

(b) all securities or other property underlying any financial assets (as hereinafter defined) credited to a Paying Agent Account shall be registered in the name of the Paying Agent, indorsed to the Paying Agent or indorsed in blank or credited to another securities account maintained in the name of the Paying Agent, and in no case will any financial asset credited to a Paying Agent Account be registered in the name of the Borrower or any other Person, payable to the order of the Borrower or specially indorsed to the Borrower or any other Person, except to the extent the foregoing have been specially indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank;

(c) all property transferred or delivered to the Paying Agent pursuant to this Agreement will be credited to the appropriate Borrower Account in accordance with the terms of this Agreement;

(d) each Paying Agent Account is an account to which financial assets are or may be credited, and the Paying Agent shall, subject to the terms of this Agreement, treat each of the Borrower and the Servicer as entitled to exercise the rights that comprise any financial asset credited to each such Paying Agent Account; and

(e) notwithstanding the intent of the parties hereto, to the extent that any Paying Agent Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, such Paying Agent Account shall be subject to the exclusive control of the Administrative Agent, for the benefit of the Secured Parties, and the Paying Agent will comply with instructions originated by the Administrative Agent directing disposition of the funds in such Paying Agent Account, without further consent by the Borrower or the Servicer; provided that, notwithstanding the foregoing, the Administrative Agent hereby authorizes the Paying Agent to honor withdrawal, payment, transfer or other instructions directing disposition of the funds in the Collection Account received from the Borrower or the Servicer, on its behalf, pursuant to Section 2.6 or this Section 8.2.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iii) The Paying Agent hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument or cash) credited to any Paying Agent Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

(iv) If at any time the Paying Agent shall receive an “entitlement order” (as defined in Section 8-102(a)(8) of the UCC) (an “Entitlement Order”) from the Administrative Agent (i.e., an order directing a transfer or redemption of any financial asset in any Paying Agent Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Administrative Agent, the Paying Agent shall comply with such Entitlement Order or instruction without further consent by the Borrower, the Servicer or any other Person. Neither the Servicer nor the Borrower shall make any withdrawals from any Paying Agent Account, except pursuant to Section 2.7 or this Section 8.2.

(v) In the event that the Paying Agent has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Paying Agent Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Paying Agent hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to any Paying Agent Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Administrative Agent, for the benefit of the Secured Parties (except that the Paying Agent may set-off (i) all amounts due to the Paying Agent in its capacity as securities intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Paying Agent Accounts, and (ii) the face amount of any checks that have been credited to the Paying Agent Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

(vi) Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).

(G) Permitted Investments. Prior to an Event of Default, the Servicer (and after an Event of Default, the Administrative Agent) may direct each banking institution at which the Collection Account, the Equipment Replacement Reserve Account or the Liquidity Reserve Account shall be established, in writing, to invest the funds held in such accounts in one or more Permitted Investments. All interest derived from such Permitted Investments shall be deemed to be “investment proceeds” and shall be deposited into such account to be distributed in accordance with the requirements hereof. The taxpayer identification number associated with the Collection Account, the Equipment Replacement Reserve Account and the Liquidity Reserve Account shall be that of the Borrower, and the Borrower shall report for federal, state and local income tax purposes the income, if any, earned on funds in such accounts.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(H) Withdrawals from Collection Account to Pay Taxes. In accordance with the Management Agreement, the Manager shall direct the Paying Agent in writing, and the Paying Agent shall, in accordance with such direction if such direction is received at least one (1) Business Day prior to each Payment Date, and in accordance with Section 2.7(B)(i), withdraw from the Collection Account and remit to the Manager, amounts specified by the Manager as required to be paid by the Borrower before the next Payment Date in respect of franchise taxes of the Borrower accruing after the Closing Date.

Section 8.3. Adjustments. If the Servicer makes a mistake with respect to the amount of any Collection or payment and deposits, pays or causes to be deposited or paid, an amount that is less than or more than the actual amount thereof, the Servicer shall appropriately adjust the amounts subsequently deposited into the applicable account or lockbox or paid out to reflect such mistake for the date of such adjustment. Any Eligible Solar Loan in respect of which a dishonored check is received shall be deemed not to have been paid.

Article IX

THE PAYING AGENT

Section 9.1. Appointment. The appointment of Wells Fargo Bank, National Association is hereby confirmed by the other parties hereto (other than the Custodian) as Paying Agent, and accepts such appointment, subject to the terms of this Agreement.

Section 9.2. Representations and Warranties. The Paying Agent represents to the other parties hereto as follows:

(A) Organization; Corporate Powers. The Paying Agent is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement, and no license, permit, consent or approval, is required to be obtained, effective or given by the Paying Agent to enable it to perform its obligations hereunder.

(B) Authority. The execution, delivery and performance by the Paying Agent of this Agreement have been duly authorized by all necessary action on the part of the Paying Agent.

(C) Enforcement. This Agreement constitutes the legal, valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether such enforcement is sought at equity or at law.

(D) No Conflict. The Paying Agent is not in violation of any law, rule, or regulation governing the banking or trust powers of the Paying Agent applicable to it or any indenture, lease, loan or other agreement to which the Paying Agent is a party or by which it or its assets may be bound or affected, except for such laws, rules or regulations or indentures, leases, loans or other agreements the violation of which would not have a material adverse effect on the Paying Agent’s abilities to perform its obligations in accordance with the terms of this Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.3. Limitation of Liability of the Paying Agent. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wells Fargo Bank, National Association, not in its individual capacity, but solely as the Paying Agent, and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the other parties hereto or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the party responsible therefor.

Section 9.4. Certain Matters Affecting the Paying Agent. Notwithstanding anything herein to the contrary:

(A) The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Paying Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement.

(B) The Paying Agent shall not be subject to any fiduciary or other implied duties, obligations or covenants regardless of whether an Event of Default has occurred and is continuing.

(C) The Paying Agent shall not be liable for any error of judgment made in good faith by an officer or officers of the Paying Agent, unless it shall be conclusively determined by the final judgment of a court of competent jurisdiction not subject to appeal or review that the Paying Agent was grossly negligent in ascertaining the pertinent facts.

(D) The Paying Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction given or certificate or other document delivered to the Paying Agent under this Agreement or any other Transaction Document.

(E) None of the provisions of this Agreement or any other Transaction Document shall require the Paying Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(F) The Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and shall be under no obligation to inquire as to the adequacy, accuracy or sufficiency of any such information or be under any obligation to make any calculation or verification in respect of any such information and shall not be liable for any loss that may be occasioned thereby. The Paying Agent may also, but shall not be required to, rely upon any statement made to it orally or by telephone and believed by it to have been made by the property person, and shall not incur any liability for relying thereon.

(G) Whenever in the administration of the provisions of this Agreement or any other Transaction Document the Paying Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter may, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Agent, be deemed to be conclusively proved and established by a certificate delivered to the Paying Agent hereunder, and such certificate, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, shall be full warrant to the Paying Agent for any action taken, suffered or omitted by it under the provisions of this Agreement or any other Transaction Document.

(H) The Paying Agent may, at the expense of the Borrower, consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel. Before the Paying Agent acts or refrains from acting hereunder, it may require and shall be entitled to receive an Officer’s Certificate and/or an opinion of counsel, the costs of which (including the Paying Agent’s reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Paying Agent act or refrain from acting. The Paying Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or opinion of counsel.

(I) The Paying Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, entitlement order, approval or other paper or document.

(J) Except as provided expressly hereunder, the Paying Agent shall have no obligation to invest and reinvest any cash held in any of the accounts hereunder in the absence of a timely and specific written investment direction pursuant to the terms of this Agreement. In no event shall the Paying Agent be liable for the selection of investments or for investment losses incurred thereon. The Paying Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of another party to timely provide a written investment direction pursuant to the terms of this Agreement. Investments in any Permitted Investments are not obligations or recommendations of, or endorsed or guaranteed by, the Paying Agent or its Affiliates. The Paying Agent and its Affiliates may provide various services for Permitted Investments and may be paid fees for such services. Each party hereto understands and agrees that proceeds of the sale of investments of the funds in any account maintained with the Paying Agent will be deposited by the Paying Agent into the applicable accounts on the Business Day on which the Paying Agent receives appropriate instructions hereunder, if such instructions received by the Paying Agent prior to the deadline for same day sale of such investments. If the Paying Agent receives such instructions after the applicable deadline for the sale of such investments, such proceeds will be deposited by the Paying Agent into the applicable account on the next succeeding Business Day. The parties hereto agree that notifications after the completion of purchases and sales of investments shall not be provided by the Paying Agent hereunder, and the Paying Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement shall be made available if no investment activity has occurred during such period.

(K) The Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any action or omission on the part of any agent, attorney, custodian or nominee so appointed.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(L) Any corporation or entity into which the Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or entity succeeding to the business of the Paying Agent shall be the successor of the Paying Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(M) In no event shall the Paying Agent be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Paying Agent has been advised of such loss or damage and regardless of the form of action.

(N) In no event shall the Paying Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any related documents because of circumstances beyond the Paying Agent’s control, including a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any other Transaction Document or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Paying Agent’s control whether or not of the same class or kind as specified above.

(O) The rights, privileges, indemnities, protections, immunities and benefits given to the Paying Agent under this Agreement are extended to and shall be enforceable by Wells Fargo Bank, National Association in each of its capacities hereunder and the other Transaction Documents (including but not limited to, the Back-Up Servicer, the Transition Manager and any future or successor capacities), and each agent, custodian, co-trustee and other Person employed by it to act hereunder, in each case, mutatis mutandis.

(P) The right of the Paying Agent to perform any permissive or discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty.

(Q) Absent gross negligence, bad faith or willful misconduct (in each case as conclusively determined by a court of competent jurisdiction pursuant to a final order or verdict not subject to appeal) on the part of, Wells Fargo Bank, National Association in acting in each of its capacities under this Agreement and the related Transaction Documents shall not constitute impermissible self-dealing or a conflict of interest, and the parties hereto hereby waive any conflict of interest presented by such service. Wells Fargo Bank, National Association may act as agent for, provide banking, custodial, collateral agency, verification and other services to, and generally engage in any kind of business, with others to the same extent as if Wells Fargo Bank, National Association, were not a party hereto. Nothing in this Agreement or any other Transaction

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Document shall in any way be deemed to restrict the right of Wells Fargo Bank, National Association to perform such services for any other person or entity, and the performance of such services for others will not, in and of itself, be deemed to violate or give rise to any duty or obligation to any party hereto not specifically undertaken by Wells Fargo Bank, National Association hereunder or under any other Transaction Document.

(R) The Paying Agent shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement or any other Transaction Document other than for the Paying Agent’s compensation.

(S) The Paying Agent shall not be deemed to have notice or knowledge of, or be required to act based on, any event or information (including any Event of Default, Amortization Event or any other default) unless a Responsible Officer of the Paying Agent has actual knowledge or shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Paying Agent may conclusively assume that none of such events have occurred and the Paying Agent shall not have any obligation or duty to determine whether any Event of Default, Amortization Event or any other default has occurred. The delivery or availability of reports or other documents to the Paying Agent (including publicly available reports or documents) shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such information that this Agreement specifically requires the Paying Agent to examine in such report or document and to take an action with respect thereto; and knowledge or information acquired by (i) Wells Fargo Bank, National Association in any of its respective capacities hereunder or under any other document related to this transaction shall not be imputed to Wells Fargo Bank, National Association in any of its other capacities hereunder or under such other documents except to the extent their respective duties are performed by Responsible Officers in the same division of Wells Fargo Bank, National Association, and vice versa, and (ii) any Affiliate of Wells Fargo Bank, National Association shall not be imputed to Wells Fargo Bank, National Association in any of its respective capacities, provided that the foregoing shall not relieve the Person acting as Back-Up Servicer, Transition Manager or Paying Agent, as applicable, from its obligations to perform or responsibility for the manner of performance of its duties in a separate capacity under the Transaction Documents.

(T) Except as otherwise provided in this Article IX:

(i) except as expressly required pursuant to the terms of this Agreement, the Paying Agent shall not be required to make any initial or periodic examination of any documents or records for the purpose of establishing the presence or absence of defects, the compliance by the Borrower or any other Person with its representations and warranties or for any other purpose except as expressly required pursuant to the terms of this Agreement;

(ii) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Article IX;

(iii) the Paying Agent shall not have any liability with respect to the acts or omissions of any other Person, and may assume compliance by each of the other parties to the Transaction Documents with their obligations thereunder unless a Responsible Officer of the Paying Agent is notified of any such noncompliance in writing;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv) under no circumstances shall the Paying Agent be personally liable for any representation, warranty, covenant, obligation or indebtedness of any other party to the Transaction Documents (other than Wells Fargo Bank, National Association in any of its capacities under the Transaction Documents);

(v) the Paying Agent shall not be held responsible or liable for or in respect of, and makes no representation or warranty with respect to (A) any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement, continuation statement or amendments to a financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, or (B) the monitoring, creation, maintenance, enforceability, existence, status, validity, priority or perfection of any security interest, lien or collateral or the performance of any collateral; and

(vi) the Paying Agent shall not be required to take any action hereunder if it shall have reasonably determined, or shall have been advised by its counsel, that such action is likely to result in liability on the part of the Paying Agent or is contrary to the terms hereof or any other Transaction Document to which it is a party or is not in accordance with applicable laws.

(U) It is expressly understood and agreed by the parties hereto that the Paying Agent (i) has not provided nor will it provide in the future, any advice, counsel or opinion regarding the tax, financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Agreement and the matters contemplated herein, including, but not limited to, income, gift and estate tax issues, and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of any other party to this Agreement or the other Transaction Documents or any other document or instrument and shall not have any liability in connection therewith and (iii) has not prepared or verified, or shall be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document delivered in connection with this Agreement or the other Transaction Documents.

(V) The recitals contained herein shall not be taken as the statements of the Paying Agent, and the Paying Agent does not assume any responsibility for their correctness. The Paying Agent does not make any representation regarding the validity, sufficiency, or enforceability of this Agreement or the other Transaction Documents or as to the perfection or priority of any security interest therein, except as expressly set forth in Section 9.2(C).

(W) In the event that (i) the Paying Agent is unsure as to the application or interpretation of any provision of this Agreement or any other Transaction Document, (ii) this Agreement is silent or is incomplete as to the course of action that the Paying Agent is required or permitted to take with respect to a particular set of facts, or (iii) more than one methodology can be used to

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

make any determination or calculation to be performed by the Paying Agent hereunder, then the Paying Agent may give written notice to the Administrative Agent requesting written instruction and, to the extent that the Paying Agent acts or refrains from acting in good faith in accordance with any such written instruction, the Paying Agent shall not be personally liable to any Person. If the Paying Agent shall not have received such written instruction within ten (10) calendar days of delivery of notice to the Administrative Agent (or within such shorter period of time as may reasonably be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action, and shall have no liability to any Person for such action or inaction.

(X) The Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto at the request, order or direction of any of any Person, unless such Person with the requisite authority shall have offered to the Paying Agent security or indemnity satisfactory to the Paying Agent against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of the Paying Agent’s counsel and agents) which may be incurred therein or thereby.

(Y) The Paying Agent shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.

Section 9.5. Indemnification. The Borrower, the Manager and the Servicer (if the Manager and the Servicer are Affiliates of the Borrower) agree, jointly and severally, to reimburse and indemnify, defend and hold harmless each of the Paying Agent, the Back-Up Servicer and the Transition Manager, in each case, in its individual and representative capacities, and its officers, directors, agents and employees (collectively, the “Wells Fargo Indemnified Parties”) against any and all fees, costs, damages, losses, suits, claims, judgments, liabilities, obligations, penalties, actions, expenses (including the reasonable and documented fees and expenses of counsel) or disbursements of any kind and nature whatsoever, regardless of the merit, which may be imposed on, incurred by or demanded, claimed or asserted against any of them in any way directly or indirectly relating to or arising out of or in connection with this Agreement or any other Transaction Document or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof or of any such other documents, including in connection with any enforcement (including any action, claim or suit brought) by any Wells Fargo Indemnified Party of its rights hereunder or thereunder (including rights to indemnification), provided, that none of the Borrower, the Servicer or the Manager shall be liable for any of the foregoing to the extent arising from the gross negligence, willful misconduct or bad faith of the Paying Agent, the Back-Up Servicer and the Transition Manager, as applicable, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. The provisions of this Section 9.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent, the Back-Up Servicer and the Transition Manager, as applicable. This Section 9.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. The Wells Fargo Parties’ expenses are intended as expenses of administration.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.6. Successor Paying Agent. The Paying Agent may resign at any time by giving at least thirty (30) days’ prior written notice thereof to the other parties hereto; provided, that no such resignation shall become effective until a successor Paying Agent that is satisfactory to the Administrative Agent and, to the extent no Event of Default or Amortization Event has occurred and is continuing, the Borrower has been appointed hereunder. The Paying Agent may be removed at any time for cause by at least thirty (30) days’ prior written notice received by the Paying Agent from the Administrative Agent. Upon any such resignation or removal, the Administrative Agent shall have the right to appoint a successor Paying Agent that is satisfactory to the Borrower (unless an Event of Default or Amortization Event has occurred and is continuing). If no successor Paying Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the exiting Paying Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Paying Agent may, at the sole expense (including all fees, costs and expenses (including attorneys’ reasonable and documented fees and expenses) incurred in connection with such petition) of the Borrower, petition a court of competent jurisdiction to appoint a successor Paying Agent. Upon the acceptance of any appointment as the Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Paying Agent, and the exiting Paying Agent shall be discharged from its duties and obligations hereunder. After any exiting Paying Agent’s resignation hereunder, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Paying Agent hereunder. If the Paying Agent consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Paying Agent.

Article X

MISCELLANEOUS

Section 10.1. Survival. All representations and warranties made by the Borrower, the initial Servicer and the Manager herein and all indemnification obligations of the Borrower, the initial Servicer and the Manager hereunder shall survive, and shall continue in full force and effect, after the making and the repayment of the Advances hereunder and the termination of this Agreement.

Section 10.2. Amendments, Etc.

(A) Except as otherwise set forth in this Agreement (including Section 2.18) or in the applicable Transaction Document, no amendment to or waiver of any provision of this Agreement or any other Transaction Document (other than any Fee Letter), nor consent to any departure therefrom by the parties hereto, shall in any event be effective unless the same shall be in writing and executed by the Borrower and the Required Lenders, and acknowledged by the Administrative Agent, or by the Borrower and the Administrative Agent with the consent of the Required Lenders (and each such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given); provided that no such amendment or waiver shall:

(i) extend or increase any Commitment of any Committed Lender without the written consent of such Committed Lender (it being understood that a waiver of any condition precedent set forth in Article III or the waiver of any Potential Default or Event of Default shall not constitute an extension or increase of any Commitment of any Committed Lender);

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) reduce the principal of, or rate of interest specified herein on, any Advance, or any fees or other amounts payable hereunder or under any other Transaction Document, without the written consent of each Funding Agent directly and adversely affected thereby;

(iii) postpone any date scheduled for any payment of principal of, or interest on, any Advance, or any fees or other amounts payable hereunder or under any other Transaction Document, or reduce the amount of, waive or excuse any such payment, without the written consent of each Funding Agent directly and adversely affected thereby;

(iv) change Section 10.7(B) in a manner that would alter the pro rata sharing of payments required thereby or change the definition of “Eligible Solar Loan”, Section 2.7 or Section 2.9, in each case, without the written consent of each Funding Agent directly and adversely affected thereby;

(v) waive any condition set forth in Section 3.1 without the written consent of each Funding Agent;

(vi) amend or modify any provision of Section 6.1 or Section 6.2 without the consent of all Funding Agents;

(vii) change any provision of this Section 10.2 or the percentage in the definition of “Majority Lenders” or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(viii) amend or modify the definition of “Borrowing Base,” or any constituent term thereof without the written consent of each Funding Agent ;

(ix) amend, modify or waive any provision of Sections 7.14 through 7.25 hereof without the written consent of all Funding Agents; or

(x) affect the rights or duties of the Paying Agent, Custodian, Manager, Servicer, Back-Up Servicer, or Transition Manager under this Agreement without the written consent of such Paying Agent, Custodian, Manager, Servicer, Back-Up Servicer or Transition Manager, respectively; provided, that consent to any amendment, consent or waiver shall not be unreasonably withheld by any Funding Agent. The Administrative Agent agrees to provide notice to each party hereto of any amendments to, consents of, or waivers of any provision of this Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) Notwithstanding anything to the contrary set forth in this Section 10.2, the consent of the Administrative Agent shall not be required for any amendment made in accordance with Section 5.1(Q).

(C) Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended, or the maturity of any of its Advances may not be extended, the rate of interest on any of its Advances may not be reduced and the principal amount of any of its Advances may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender.

(D) In addition, notwithstanding anything in this Section 10.2 to the contrary, the Parties hereto agree that each Fee Letter can be amended solely with consent of the Borrower, the Administrative Agent and applicable Lender, provided that the weighted average Usage Fees (weighted based on the Maximum Facility Amount of each Lender) of all Lenders following such amendment shall not exceed [***]%. Any proposed amendment of a Fee Letter that would cause the weighted average Usage Fees (weighted based on the Maximum Facility Amount of each Lender) shall require a previous amendment of this Section 10.2 increasing such cap and approving the amendment of the applicable Fee Letter, such amendment to be consented to by each Lender. The Borrower shall be responsible for calculating and informing the Administrative Agent and the applicable Lender prior to any such proposed amendment if such increased Usage Fee would exceed the cap described in the immediately preceding sentence and any increase in a Usage Fee not in compliance with this section shall be void ab initio.

(E) No amendment of any term or provision of Section 10.31 hereof shall impact the rights, obligations or liabilities of the Green Loan Structuring Agent under any Transaction Document shall be effective without the written consent of the Green Loan Structuring Agent.

Section 10.3. Notices, Etc.

(A) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided by clause (B) below), all notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email as follows:

(i) if to the Borrower, at its address at 20 East Greenway Plaza, Suite 540, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: [***], email address: [***];

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) if to the Manager, at its address at 20 East Greenway Plaza, Suite 540, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: [***], email address: [***];

(iii) if to the Servicer, at its address at 20 East Greenway Plaza, Suite 540, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, Facsimile: [***], email address: [***];

(iv) if to the Administrative Agent, ~~the Atlas Funding Agent or the Atlas Committed Lender,~~ at its address at Atlas Securitized Products Holdings, L.P., ~~11 Madison~~230 Park Avenue, ~~5th Floor~~Suite 800, New York, NY ~~10010, Facsimile: [***]~~ [***], email address: [***];

(v) if to AGF WHCO 1-A1 LP as an Atlas Committed Lender, at its address at AGF WHCO 1-A1 LP, c/o AASP Management LP, 9 West 57th Street, 42nd Floor, New York, NY 10019, c/o Atlas Securitized Products Advisors, L.P., email address: [***]; [***];

(vi) if to the Atlas Funding Agent, at its address at Atlas Securitized Products Administration, L.P., 230 Park Avenue, Suite 800, New York, NY 10169, email address: [***];

(vii) ~~(v)~~ if to the EWB Funding Agent or EWB, at its address at East West Bank, 555 Montgomery St., 10/F San Francisco, CA 94111, Attention: Tradon Reid, Phone: [***], E-mail: [***];

(viii) ~~(vi)~~ if to the Zions Funding Agent or Zions, at its address at 1900 Main Street, Suite 350, Irvine, CA 92614, Attention: Kristine Price, Telephone: [***], Facsimile: [***], Email: [***], with a copy to: Zions Bancorporation, N.A., 200 N. Pacific Coast Highway, Suite 1850, El Segundo, CA 90245 Attention: Efrain Soto, Email: [***], [***] and [***];

(ix) ~~(vii)~~ if to the RBC Funding Agent, the RBC Committed Lender or the RBC Conduit Lender, at its address at Royal Bank Plaza, North Tower, 200 Bay Street, 2nd Floor, Toronto, Ontario M5J2W7, Attention: Securitization Finance, Telephone: [***], Email: [***], with a copy to: Royal Bank of Canada, Two Little Falls Center, 2751 Centerville Road, Suite 212, Wilmington, DE 19808, Telephone: [***], Email: [***];

(x) ~~(viii)~~ if to the SMBC Funding Agent, at its address at 277 Park Ave, 5th Floor, New York, NY 10172, Attention: Peter Nakhla, Telephone: [***], E-mail: [***]; [***]; [***];

(xi) ~~(ix)~~ if to the SMBC Committed Lender, at its address at 277 Park Ave, 5th Floor, New York, NY 10172, Attention: Martin Livingston, Telephone: [***], E-mail: [***];

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xii) ~~(x)~~ if to the SMBC Conduit Lender, at its address at c/o SMBC Nikko Securities America, Inc., 277 Park Ave, 5th Floor, New York, NY 10172, Attention: Structured Finance Group, Telephone: [***], E-mail: ~~[***]~~[***];

(xiii) ~~(xi)~~ if to the ING Funding Agent or ING Committed Lender, at its address at 1133 Avenue of Americas, New York, NY, 10036, Attention: Sandeep Srinath, Email: [***], Telephone: [***];

(xiv) ~~(xii)~~ if to the Paying Agent, at its address at Wells Fargo Bank, N.A., 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Corporate Trust Services—Asset-Backed Administration, E-mail: [***];

(xv) ~~(xiii)~~ if to the Back-Up Servicer, at its address at Wells Fargo Bank, N.A., 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Corporate Trust Services—Asset-Backed Administration, E-mail: [***];

(xvi) ~~(xiv)~~ if to the Transition Manager, at its address at Wells Fargo Bank, N.A., 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Corporate Trust Services – Asset-Backed Administration, E-mail: [***];

(xvii) ~~(xv)~~ if to any other Funding Agent or Lender, to its address (or email address) set forth in its Administrative Questionnaire; and

(xviii) ~~(xvi)~~ in the case of any party, at such address or other address as shall be designated by such party in a written notice to each of the other parties hereto. Notwithstanding the foregoing, each Monthly Servicer Report described in Section 5.1(B) and each Borrowing Base Certificate described in Section 2.4(A) may be delivered by electronic mail; provided, that such electronic mail is sent by a Responsible Officer and each such Monthly Servicer Report or Borrowing Base Certificate is accompanied by an electronic reproduction of the signature of a Responsible Officer of the Borrower. All such notices and communications shall be effective, upon receipt, provided, that notice by email shall be effective upon electronic or telephonic confirmation of receipt from the recipient. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices delivered through electronic communications, to the extent provided in clause (B) below, shall be effective as provided in said clause (B).

(B) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including email, FpML, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(C) Unless the parties hereto otherwise agree in writing, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(D) Any party hereto may change its address for notices and other communications hereunder by notice to the other parties hereto.

(E) Notwithstanding the foregoing or any other provision of this Agreement, delivery of any notice or report required or permitted under this Agreement (with the exception of any notification of breach or default, whether matured or unmatured, including but not limited to any Potential Default, Event of Default, Potential Amortization Event, Amortization Event, and any notices, reports or other communications that by its terms requires two or more forms of notice), by or on behalf of the Borrower to any other transaction party shall be, or by or on behalf of any other transaction party to the Borrower or any other transaction party may (but shall not be required to) be, transmitted by means of use of the communication portal maintained by the Administrative Agent, Atlas (if different) or any of their Affiliates (the “Portal Provider”), which shall be initially located at https://conduitportal.credit-suisse.com, or at such other internet address as shall be specified by the Portal Provider from time to time in writing to the Borrower and all other parties (the “Communication Portal”). As a condition of providing access to the Communication Portal, the Portal Provider may require registration and the acceptance of a disclaimer and/or other agreement to the terms and conditions of use, including an agreement to comply with the Portal Provider’s instructions for use of the Communication Portal. No such notice or report made by means of the Communication Portal shall be deemed sufficient for any purpose unless uploaded in accordance with the terms and conditions of use and instructions for use of the Communication Portal provided by the Portal Provider from time to time. The Communication Portal is provided “as is” and “as available.” The Administrative Agent Parties (as defined below) do not warrant the adequacy of the Communication Portal and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Administrative Agent Party in connection with the Communications or the Communications Portal. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Administrative Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Communications Portal. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Transaction Document or the transactions contemplated therein that is distributed to the Administrative Agent,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

any Lender by means of electronic communications pursuant to this Section, including through the Communications Portal. Neither the Administrative Agent nor (if different) the Portal Provider shall be responsible for any failure of any such notice or report to be delivered, timely or otherwise, to any party. Furthermore, neither the Administrative Agent nor (if different) the Portal Provider shall have any liability to the Borrower or any other party with respect to any information that is not delivered or transmitted to or available for download by any party, because of the failure of that information to be uploaded in accordance with the terms and conditions of the use of the Communication Portal, because that information is not in a form or format that will allow it to be uploaded to or further transmitted by the Communication Portal, or because that information is not actually received by the Communication Portal for any reason. Each of Borrower and any other transaction party that uploads any notice or report to the Communication Portal understands and acknowledges that it has sole responsibility for redacting any confidential information or personally identifiable information from any notice or report before uploading it to the Communication Portal and that, once so uploaded, any such notice or report may be transmitted to or downloaded by any other party as is, in the form received. For the avoidance of doubt, the Portal Provider shall not be responsible for redacting from any uploaded notice or report any confidential information prior to providing that information to any other party. The Portal Provider shall not be required to make available to any party any information that in its sole judgment is confidential, may include any personally identifiable information or could otherwise violate Applicable Law, or could result in liability to the Administrative Agent or (if different) the Portal Provider, or to any of their respective Affiliates. Both the Administrative Agent and (if different) the Portal Provider shall be entitled to rely on but shall not be responsible to any other party for the content or accuracy of any information provided by means of the Communication Portal.

Section 10.4. No Waiver; Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges hereunder and under the Transaction Documents are cumulative and not exclusive of any rights, remedies, powers or privileges that any Person would otherwise have.

Section 10.5. Indemnification. The Borrower agrees to indemnify the Administrative Agent, the Green Loan Structuring Agent, the Paying Agent, the Back-Up Servicer, the Transition Manager, the Successor Servicer, the Custodian, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including fees and expenses of enforcing the Borrower’s indemnification obligations hereunder) to which such Indemnitee may become subject arising out of, resulting from or in connection with any claim, litigation, investigation or proceeding (each, a “Proceeding” (including any Proceedings under environmental laws)) relating to the Transaction Documents or any other agreement, document, instrument or transaction related thereto, the use of proceeds thereof and the transactions contemplated hereby, regardless of whether any Indemnitee is a party thereto and whether or not such Proceedings are brought by the Borrower, its equity holders, affiliates, creditors or any other third party, and to reimburse each Indemnitee upon written demand therefor (together with reasonable back-up documentation supporting such reimbursement

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

request) for any reasonable and documented legal or other out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing of one law firm to such Indemnitees, taken as a whole, and, in the case of a conflict of interest, of one additional counsel to the affected Indemnitee taken as a whole (and, if reasonably necessary, of one local counsel and/or one regulatory counsel in any material relevant jurisdiction); provided, that the foregoing indemnity and reimbursement obligation will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of, or with respect to Indemnitees other than the Paying Agent, the Back-Up Servicer, and the Transition Manager, material breach of the Transaction Documents by, such Indemnitee or any of its affiliates or controlling persons or any of the officers, directors, employees, advisors or agents of any of the foregoing or (ii) arising out of any claim, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of the Borrower’s Affiliates and that is brought by such Indemnitee against another Indemnitee (other than an Indemnitee acting in its capacity as Paying Agent, Back-Up Servicer, Transition Manager, agent, arranger or any other similar role in connection with the Transaction Documents) or (B) any settlement entered into by such Indemnitee without the Borrower’s written consent (such consent not to be unreasonably withheld or delayed). This Section 10.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. Notwithstanding anything to the contrary in this Section 10.5, the provisions of this Section shall be applied without prejudice to, and the provisions shall not have the effect of diminishing, the rights of the Paying Agent, Back-Up Servicer, and Transition Manager, and any Wells Fargo Indemnified Parties under Section 9.5 of this Agreement or any other provision of any Transaction Document providing for the indemnification of any such Persons.

Section 10.6. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Agreement, the Loan Notes and the other documents to be delivered hereunder, including the reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent, the Green Loan Structuring Agent and the Paying Agent with respect thereto and with respect to advising the Administrative Agent, the Green Loan Structuring Agent and the Paying Agent as to its rights and responsibilities under this Agreement and the other Transaction Documents. The Borrower further agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses, if any (including reasonable and documented counsel fees and expenses) (A) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Loan Notes and the other documents to be delivered hereunder and (B) incurred by the Administrative Agent or the Paying Agent in connection with the transactions described herein and in the other Transaction Documents, or any potential Takeout Transaction, including in any case reasonable and documented out-of-pocket counsel fees and expenses in connection with the enforcement of rights under this Section 10.6. Without limiting the foregoing, the Borrower acknowledges and agrees that the Administrative Agent or its counsel may at any time after an Event of Default shall have occurred and be continuing, engage professional consultants selected by the Administrative Agent to conduct additional due diligence with respect to the transactions contemplated hereby, including (A) review and independently assess the existing methodology employed by the Borrower in

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

allocating Collections with respect to the Collateral, assess the reasonableness of the methodology for the equitable allocation of those Collections and make any recommendations to amend the methodology, if appropriate, (B) review the financial forecasts submitted by the Borrower to the Administrative Agent and assess the reasonableness and feasibility of those forecasts and make any recommendations based on that review, if appropriate, and (C) verify the asset base of the Borrower and the Borrower’s valuation of its assets, as well as certain matters related thereto. The reasonable and documented out-of-pocket fees and expenses of such professional consultants, in accordance with the provisions of this Section 10.6, shall be at the sole cost and expense of the Borrower. In addition, the Borrower shall pay any and all Other Taxes and agrees to save the Administrative Agent, the Green Loan Structuring Agent, the Paying Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such Other Taxes.

Section 10.7. Right of Set-off; Ratable Payments; Relations Among Lenders. (I) Upon the occurrence and during the continuance of any Event of Default, and subject to the prior payment of Obligations owed to the Paying Agent, the Back-Up Servicer, and the Transition Manager, each of the Administrative Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by and other indebtedness at any time owing to the Administrative Agent or such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Loan Notes, whether or not the Administrative Agent or such Lenders shall have made any demand under this Agreement or the Loan Notes and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The Administrative Agent and each Lender agrees promptly to notify the Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 10.7(A) are in addition to other rights and remedies (including other rights of set-off) which the Administrative Agent and the Lenders may have.

(A) If any Lender, whether by setoff or counterclaim or otherwise, has payment made to it upon its Advances or other Obligations hereunder in a greater proportion than its pro rata share thereof as provided herein, such Lender shall notify the Administrative Agent of such fact and shall, promptly upon demand, purchase (for cash at face value) a portion of the Advances and such other Obligations held by other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Advances and other amounts owing them, provided that:

(i) if any such portions are purchased and all or any portion of the payment giving rise thereto is recovered, such portions shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or a Disqualified Lender), (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).

If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon written demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(B) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 10.7(A), the proceeds of which are applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral or Transaction Document, without the prior written consent of the other Lenders or, as may be provided in this Agreement or the other Transaction Documents, at the direction of the Administrative Agent.

(C) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent and the Funding Agents) authorized to act for, any other Lender.

Section 10.8. Binding Effect; Assignment.

(A) Successors and Assigns Generally. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Custodian, the Administrative Agent, each Funding Agent and each Lender, and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders (and any assignment by Borrower in violation of this Section 10.8 shall be null and void) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (B) of this Section 10.8, (ii) by way of participation in accordance with the provisions of paragraph (D) of this Section 10.8, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (E) of this Section 10.8. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (D) of this Section 10.8 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(a) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or the Advances at the time owing to it or contemporaneous assignments to or by related Permitted Assignee (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (B)(i)(b) of this Section 10.8 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or a Permitted Assignee, no minimum amount need be assigned; and

(b) in any case not described in paragraph (B)(i)(a) of this Section 10.8, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment Agreement, as of the Trade Date) shall not be less than $[***], unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (B)(i)(b) of this Section 10.8 and, in addition:

(a) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Permitted Assignee; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and

(b) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender or a Permitted Assignee.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv) Assignment Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement (in the form attached hereto as Exhibit I or otherwise acceptable to the Administrative Agent, together with a processing and recordation fee of $[***]; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment, provided further that an assignment among members of the same Lender Group may be effected solely by entry on the Funding Agent’s books and records) and without any processing or recordation fee. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made to (a) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (b) any Disqualified Lender, any Defaulting Lender or any of their Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof (unless, in the case of a Disqualified Lender, either (i) an Event of Default or Amortization Event has occurred or (ii) the Borrower has consented to such assignment in writing in its sole and absolutely discretion, which, in either such case, such assignee shall not be considered a Disqualified Lender for the purpose of this Agreement).

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its applicable percentage of the Advances. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Notwithstanding anything to the contrary herein, any Funding Agent may, at any time, upon notice to the Administrative Agent but without the consent of, or notice to, the Borrower and without having to satisfy the conditions in clauses (i)-(iv) or (vii) above (i) replace an existing Lender in such Funding Agent’s Lender Group with any Lender or Lender Affiliate, (ii) add any Lender or Lender Affiliate as a new Lender in such Funding Agent’s Lender Group, (iii) remove

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

a Lender from such Funding Agent’s Lender Group or (iv) reallocate or assign commitments or advances among the Lenders in such Funding Agent’s Lender Group. Subject to acceptance and recording thereof by the Administrative Agent (or its agent) pursuant to paragraph (C) of this Section 10.8, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 2.11, Section 2.15, Section 10.5 and Section 10.6 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (D) of this Section 10.8.

(C) Register. Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Lender hereunder, the assignee or purchaser of such assignment shall be a Lender hereunder for all purposes of this Agreement and shall have all the rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.15(G)) of a Lender hereunder. Each Funding Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register (the “Register”) for the recordation of the names and addresses of the Lenders in its Lender Group, the outstanding principal amounts (and accrued interest) of the Advances owing to each Lender in its Lender Group pursuant to the terms hereof from time to time and any assignment of such outstanding Advances. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Paying Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(D) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) that is not a Disqualified Lender, unless, in the case of a Disqualified Lender, either (i) an Event of Default or Amortization Event has occurred (in which case the consent of the Borrower shall not be required) or (ii) the Borrower has consented to such sale in writing in its sole and absolutely discretion, which, in either such case, such assignee shall not be considered a Disqualified Lender for the purpose of this Agreement (each, a “Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its Commitment or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Funding Agents and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.5 with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 2.11 and Section 2.15 (subject to the requirements and limitations therein, including the requirements under Section 2.15(G) (it being understood that the documentation required under Section 2.15(G) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under paragraph (b) of this Section 10.8; and (B) shall not be entitled to receive any greater payment under Section 2.11 or Section 2.15, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.17(A) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(A) as though it were a Lender; provided that such Participant agrees to be subject to Section 10.7(B) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(E) Certain Pledges. (i) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a third party unaffiliated with such Lender or a Federal Reserve Bank and (ii) a Conduit Lender may at any time, without any requirement to obtain the consent of the Administrative Agent or the Borrower, pledge or grant a

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

security interest in all or any portion of its rights (including, without limitation, rights to payment of capital and yield) under this Agreement to a collateral agent or trustee for its commercial paper program; in each case, provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(F) Disqualified Lenders and Defaulting Lenders. If any assignment or participation is made to a Disqualified Lender or Defaulting Lender in violation of this Section 10.8, the Borrower may upon notice to the applicable Disqualified Lender or Defaulting Lender and the Administrative Agent, (A) purchase or prepay the Advances held by such Disqualified Lender or Defaulting Lender by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender or Defaulting Lender paid to acquire such Advances, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Lender or Defaulting Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.8), all of its interest, rights and obligations under this Agreement to one or more banks or other entities at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender or Defaulting Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

Disqualified Lenders (A) will not, absent an Event of Default or consent from the Borrower (x) have the right to receive financial reports that are not publicly available, Monthly Servicer Reports or other reports or confidential information provided to Lenders by the Borrower or the Administrative Agent (other than Tax reporting information with respect to the Advances), (y) attend or participate in meetings with the Borrower attended by the Lenders and the Administrative Agent, or (z) access any electronic site maintained by the Borrower or Administrative Agent to provide Lenders with confidential information or confidential communications from counsel to or financial advisors of the Administrative Agent and (B)(x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Transaction Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation, each Disqualified Lender party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Lender does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by a bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 10.9. Governing Law. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT (EXCEPT, AS TO ANY OTHER TRANSACTION DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10.10. Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York (New York County) or of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each of the parties hereto consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts. Each of the parties hereto irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, or any legal process with respect to itself or any of its property, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.

Section 10.11. Waiver of Jury Trial. All parties hereunder hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties in connection herewith or therewith. All parties acknowledge and agree that they have received full and significant consideration for this provision and that this provision is a material inducement for all parties to enter into this Agreement.

Section 10.12. Section Headings. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Agreement.

Section 10.13. Tax Characterization. The parties hereto intend for the transactions effected hereunder to constitute a financing transaction for U.S. federal income tax purposes.

Section 10.14. Execution. (J) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Delivery of an executed counterpart of a signature page to this Agreement by email in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

(A) Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Transaction Documents including any Assignment Agreement shall be deemed to include electronic signatures or electronic records, each of which

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10.15. Limitations on Liability. None of the holders of limited liability company interests of or in the Borrower, or any of the Borrower’s members, managers, general or limited partners, officers, employees, agents, shareholders or directors of the foregoing, shall be under any liability to the Administrative Agent or the Lenders, respectively, any of their successors or assigns, or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Borrower, solely the limited liability company obligations of the Borrower. The Borrower, any Affiliate of the Borrower and each member, manager, partner, officer, employee, agent, shareholder and director of the Borrower, any Affiliate of the Borrower or any holder of a limited liability company interest of or in the Borrower may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Borrower) respecting any matters arising hereunder.

Section 10.16. Confidentiality.

(A) Each of the Parent, Manager, Servicer, Seller and Borrower agrees to maintain the confidentiality of all nonpublic information with respect to and included in the Fee Letters (including such information set forth in any engagement letter, term sheet or proposal prior to or after the Closing Date that contains fees similar in nature to those in the Fee Letters) (collectively, “Confidential Information”); provided, that such information may be disclosed (i) to such party’s Affiliates or such party’s or its Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives, in each case, who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the Facility and on a confidential basis, (ii) to the extent required or requested by applicable Law or by any Governmental Authority, and (iii) to the extent necessary in connection with the enforcement of any Transaction Document. The provisions of this Section 10.16(A) shall not prohibit the Parent, the Borrower, the Seller or any of their Affiliates from filing with or making available to any judicial, governmental or regulatory agency or providing to any Person with standing any information or other documents with respect to the Facility as may be required or requested by applicable Law or requested by such judicial, governmental or regulatory agency.

(B) Each Lender, each Funding Agent, the Green Loan Structuring Agent, and the Administrative Agent agrees to maintain the confidentiality of all nonpublic information with respect to the parties herein or any other matters furnished or delivered to it pursuant to or in connection with this Agreement or any other Transaction Document; provided, that such information may be disclosed (i) to such party’s Affiliates or such party’s or its Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively “Lender Representatives”), in each case, who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the Facility and on a

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

confidential basis, (ii) to any assignee of or participant in, or any prospective assignee of or participant in, the Facility or any of its rights or obligations under this Agreement, other than a Disqualified Lender, in each case on a confidential basis, (iii) to any financing source, hedge counterparty or other similar party in connection with financing or risk management activities related to the Facility, (iv) to any commercial paper equity provider or liquidity provider for a Conduit Lender, (v) to any Commercial Paper rating agency (including by means of a password protected internet website maintained in connection with Rule 17g-5), (vi) to the extent required or requested by applicable Law or by any Governmental Authority, and (vii) to the extent necessary in connection with the enforcement of any Transaction Document.

The provisions of this Section 10.16(B) shall not apply to information that (i) is or hereafter becomes (through a source other than the applicable Lender, Funding Agent, the Green Loan Structuring Agent or the Administrative Agent or any Lender Representative associated with such party) generally available to the public, (ii) was rightfully known to the applicable Lender, applicable Funding Agent, the Green Loan Structuring Agent or the Administrative Agent or any Lender Representative or was rightfully in their possession prior to the date of its disclosure pursuant to this Agreement; (iii) becomes available to the applicable Lender, applicable Funding Agent, the Green Loan Structuring Agent or the Administrative Agent or any Lender Representative from a third party unless to their knowledge such third party disclosed such information in breach of an obligation of confidentiality to the applicable Lender, applicable Funding Agent, the Green Loan Structuring Agent or the Administrative Agent or any Lender Representative; (iv) has been approved for release by written authorization of the parties whose information is proposed to be disclosed; or (v) has been independently developed or acquired by any Lender, any Funding Agent, the Green Loan Structuring Agent or the Administrative Agent or any Lender Representative without violating this Agreement. The provisions of this Section 10.16 shall not prohibit any Lender, any Funding Agent, the Green Loan Structuring Agent or the Administrative Agent from filing with or making available to any judicial, governmental or regulatory agency or providing to any Person with standing any information or other documents with respect to the Facility as may be required by applicable Law or requested by such judicial, governmental or regulatory agency.

Section 10.17. Limited Recourse. All amounts payable on or in respect of the Obligations shall constitute limited recourse obligations of the Borrower secured by, and payable solely from and to the extent of, the Collateral; provided, that (A) the foregoing shall not limit in any manner the ability of the Administrative Agent or any other Lender to seek specific performance of any Obligation (other than the payment of a monetary obligation in excess of the amount payable solely from the Collateral), (B) the provisions of this Section 10.17 shall not limit the right of any Person to name the Borrower as party defendant in any action, suit or in the exercise of any other remedy under this Agreement or the other Transaction Documents, and (C) when any portion of the Collateral is transferred in a transfer permitted under Section 5.2(A)(ii), 5.2(A)(iii), 5.2(A)(iv) or 5.2(E), by the Seller pursuant to the Sale and Contribution Agreement, or as otherwise permitted under this Agreement, the security interest in and Lien on such Collateral shall automatically be released, and the Lenders under this Agreement will no longer have any security interest in, lien on, or claim against such Collateral. No recourse shall be sought or had for the obligations of the Borrower against any Affiliate, director, officer, shareholder, manager or agent of the Borrower other than as specified in the Transaction Documents.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 10.18. Customer Identification - USA Patriot Act Notice. The Administrative Agent and each Lender hereby notifies the Borrower and the Manager that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Patriot Act”), and the Administrative Agent’s and each Lender’s policies and practices, the Administrative Agent and the Lenders are required to obtain, verify and record certain information and documentation that identifies the Borrower and the Manager, which information includes the name and address of the Borrower and such other information that will allow the Administrative Agent or such Lender to identify the Borrower in accordance with the Patriot Act.

Section 10.19. Paying Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering, the Paying Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Paying Agent. Accordingly, each of the parties agrees to provide to the Paying Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering.

Section 10.20. Non-Petition. Each party hereto hereby covenants and agrees that it will not institute against or join any other Person in instituting against the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or of any state of the United States or of any other jurisdiction prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Conduit Lender. The agreements set forth in this Section 10.20 and the parties’ respective obligations under this Section 10.20 shall survive the termination of this Agreement.

Section 10.21. No Recourse. (K) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby acknowledge and agree that all transactions with a Conduit Lender hereunder shall be without recourse of any kind to such Conduit Lender. A Conduit Lender shall have no liability or obligation hereunder unless and until such Conduit Lender has received such amounts pursuant to this Agreement. In addition, the parties hereto hereby agree that (i) a Conduit Lender shall have no obligation to pay the parties hereto any amounts constituting fees, reimbursement for expenses or indemnities (collectively, “Expense Claims”) and such Expense Claims shall not constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code or similar laws of another jurisdiction) against such Conduit Lender, unless or until such Conduit Lender has received amounts sufficient to pay such Expense Claims pursuant to this Agreement and such amounts are not required to pay the outstanding indebtedness of such Conduit Lender and (ii) no recourse shall be sought or had for the obligations of a Conduit Lender hereunder against any Affiliate, director, officer, shareholders, manager or agent of such Conduit Lender.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(A) The agreements set forth in this Section 10.21 and the parties’ respective obligations under this Section 10.21 shall survive the termination of this Agreement.

Section 10.22. Retention of Equity Interest. The Seller shall at all times while any Obligation is outstanding, retain (and shall not pledge as collateral) its ownership interest in the Borrower.

Section 10.23. Additional Back-Up Servicer, Paying Agent and Transition Manager Provisions. The parties hereto acknowledge that none of the Paying Agent, the Transition Manager, nor the Back-Up Servicer shall be required to act as a “commodity pool operator” as defined in the Commodity Exchange Act, as amended, or be required to undertake regulatory filings related to this Agreement in connection therewith.

Section 10.24. Third Party Beneficiaries. The parties hereto agree and acknowledge that the Transition Manager and the Back-Up Servicer are express third party beneficiaries of the provisions of Sections 2.5, 2.7, 9.4, 9.5 and this Article X, and shall be entitled to enforce their rights hereunder as if direct parties hereto.

Section 10.25. Second Amendment and Restatement. Each of the parties hereto acknowledge and agree that, upon the satisfaction of the conditions in Section 3.1, on the Second Amendment and Restatement Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect, except to evidence (i) the incurrence by the Borrower of the Existing Obligations under the Existing Credit Agreement (whether or not such obligations are contingent as of the Second Amendment and Restatement Date), (ii) the representations and warranties made by the Borrower prior to the Second Amendment and Restatement Date and (iii) any action or omission performed or required to be performed pursuant to such Existing Credit Agreement prior to the Second Amendment and Restatement Date (including any failure, prior to the Second Amendment and Restatement Date, to comply with the covenants contained in such Existing Credit Agreement). The amendments and restatements set forth herein shall not cure any breach thereof or any “Potential Default” or “Event of Default” under and as defined in the Existing Credit Agreement prior to the Second Amendment and Restatement Date. It is the intention of each of the parties hereto that the Existing Credit Agreement be amended and restated hereunder so as to preserve the perfection and priority of all Liens securing the “Obligations” under the Transaction Documents and that all “Obligations” of the Borrower hereunder shall continue to be secured by Liens evidenced under the Security Agreement, and that this Agreement does not constitute a novation or termination of the Indebtedness and obligations existing under the Existing Credit Agreement. The terms and conditions of this Agreement and the Administrative Agent’s and the Lenders’ rights and remedies under this Agreement and the other Transaction Documents shall apply to all of the obligations incurred under the Existing Credit Agreement. This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver, whether or not similar and, unless specifically amended hereby or by any other Transaction Document, each of the Transaction Documents shall continue in full force and effect and, from and after the Second Amendment and Restatement Date, all references to the “Credit Agreement”

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

contained therein shall be deemed to refer to this Agreement. Additionally, in connection with the foregoing, the Administrative Agent and the Lenders consent to (i) the amendment and restatement of the Original Parent Guaranty and (ii) the amendment and restatement of (a) the second amended and restated limited liability company agreement of the Borrower (as in effect on the date hereof), in form and ~~substantive~~substance reasonably acceptable to the Administrative Agent. Notwithstanding anything contained herein to the contrary, the Original Parent Guaranty (as amended and restated on the Second Amendment and Restatement Date) and the obligations contained therein shall remain in full effect (as amended and restated) as of the Second Amendment and Restatement Date and shall survive the termination of the Transaction Documents in effect immediately prior to the effectiveness of this Agreement.

Section 10.26. Direction. Each of the Administrative Agent and the Borrower hereby authorizes and directs the Paying Agent to execute and deliver this Agreement.

Section 10.27. Acknowledgement Regarding Any Supported QFCs. To the extent that the Transaction Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States.

Section 10.28. Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Advances in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 10.29. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(A) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and

(B) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

For purposes of this Section 10.29:

“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“EEA Financial Institution” shall mean (i) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (ii) any entity established in an EEA Member Country which is a parent of an institution described in clause (i) of this definition, or (iii) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (i) or (ii) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 10.30. FINMA Contractual Stay. The parties “acknowledge” (anerkennen) FINMA’s powers pursuant to Art. 30a of the Banking Act to declare a “suspension of the termination of agreements” (Aufschub der Beendigung von Verträgen) in respect of each Transaction entered into on or after the Compliance Date or outstanding on or after the Compliance Date. For the purposes of this acknowledgment, words and phrases in quotation marks have the meaning of the bracketed German word or phrase immediately following such word or phrase, as interpreted in accordance with Art. 12(2)(bis) of the Banking Ordinance and Art. 56 and 61a of the Bank Insolvency Ordinance.

For purposes of Section 10.30:

“Banking Act” shall mean the Swiss Federal Act on Banks and Saving Banks as of 8 November 1934 (SR 952.0).

“Banking Ordinance” shall mean the Swiss Federal Ordinance on Banks and Saving Banks as of April 30, 2014 (SR 952.02).

“Bank Insolvency Ordinance” shall mean the Ordinance of the Swiss Financial Market Supervisory Authority on the Insolvency of Banks and Securities Dealers of August 30, 2012 (SR 952.05).

“Compliance Date” shall be October 1, 2018.

“FINMA” shall mean the Swiss Financial Market Supervisory Authority.

Section 10.31. Green Loan Provisions. Subject to the Borrower’s alignment with the Core Components as demonstrated by compliance with the terms and provisions set forth in this Section 10.31, this Facility shall be considered a Green Loan (the “Green Loan”):

(A) Green Loan Structuring Agent. Borrower hereby appoints ING Capital LLC to act as the Green Loan Structuring Agent, and the Lenders hereby acknowledge such appointment. The Green Loan Structuring Agent, acting in such capacity, shall have the duties customarily performed by such agents, provided that the Green Loan Structuring Agent shall not have any liabilities under this Agreement or otherwise in relation to the Eligible Green Projects.

(B) Green Use of Proceeds. Proceeds of the Advances shall be used in accordance with Section 2.3 and may be used, in part, to finance or refinance (including reimbursement for costs previously incurred), in whole or in part, Solar Loans and the related Solar Assets, including Eligible Green Projects, and to pay fees and expenses incurred in connection therewith. For the avoidance of doubt, this Section 10.31(B), shall not limit the permitted use of proceeds of the Advances set forth in Section 2.3, and the Borrower shall be able to use the proceeds of any Advance pursuant to Section 2.3. As of the Amendment No. 1 Effective Date, the Eligible Green Projects Ratio is 1.70x.

(C) Process for Project Evaluation and Selection. The Eligible Green Projects are aligned with Borrower’s sustainability and business strategy centered around helping customers electrify all aspects of their lives through solar energy systems, energy storage systems and related products and services. Borrower has internal processes to ensure continued alignment in all material respects with the Core Components and to identify, assess and mitigate environmental and social risks that could reasonably be expected to result in a Material Adverse Effect, and will utilize these processes in all material respects with regards to the Eligible Green Projects.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(D) Management of Proceeds. Proceeds of the Green Loan will be tracked and managed by Borrower on an aggregated basis. Pending the full allocation of the Green Loan’s proceeds to Solar Loans related to Eligible Green Projects, Borrower will hold and/or invest the balance of proceeds not yet allocated at its own discretion as per its liquidity management policy, including hold in cash or cash equivalents, overnight or other short-term financial instruments.

(E) Green Loan Reporting. Borrower will monitor the Eligible Green Projects Ratio on a regular basis and ensure that, as of the date of delivery of each Borrowing Base Certificate and Monthly Servicer Report, the Eligible Green Projects Ratio remains greater than or equal to 1.10x. Concurrently with the delivery of annual financial statements pursuant to Section 5.1(A)(i) until the Maturity Date and within reasonable time in the event of material developments, Borrower shall deliver to the Green Loan Structuring Agent the following reports: (i) an Allocation Reporting Letter and (ii) an Impact Reporting Letter, in each case, signed by an authorized officer of the Borrower and certified as being true and correct in all material respects to the Borrower’s knowledge.

(F) Failure to Align. Without prejudice to any obligation of the Borrower under any provisions of this Agreement, any failure of the Borrower to align with the Core Components as demonstrated by breach of with the terms and provisions set forth in this Section 10.31 shall under no circumstances (i) constitute a Potential Default, an Event of Default, a Potential Amortization Event or an Amortization Event hereunder or under any other Transaction Document, (ii) operate in any matter to limit, restrict or otherwise affect the use of proceeds of the Advances or (iii) otherwise affect Borrower’s right or ability to take any actions otherwise permitted under this Agreement or any other Transaction Document. The only consequence of any such failure is cessation of the Green Loan designation of the Facility, and thereafter the Green Loan Structuring Agent, Administrative Agent, the Lenders, and Borrower shall cease representing in all internal and external communications, marketing or publications that the Facility is a Green Loan. Neither the Administration Agent, the Green Loan Structuring Agent nor any Lender is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement, including, without limitation, the monitoring of and/or verifying compliance with the Green Loan Principles.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNNOVA EZ-OWN PORTFOLIO, LLC

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SUNNOVA SLA MANAGEMENT, LLC,
as Manager

By:
Name:
Title:

SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC,as Seller

By:
Name:
Title:

SUNNOVA SLA MANAGEMENT, LLC,as Servicer

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P.,
as Administrative Agent

By: Atlas Securitized Products Advisors GP, LLC, its general partner

By:
Name:
Title:

ATLAS SECURITIZED PRODUCTS ~~FUNDING~~
~~1~~ADMINISTRATION, L.P.,as ~~a Committed Lender and as a~~the Atlas Funding Agent

By: Atlas Securitized Products Administration BKR
~~1~~GP, ~~L.P.~~LLC, its general partner

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

AGF WHCO 1-A1 LP,
as a Committed Lender

By: AASP Management, LP, its investment manager

By: AASP Management GP, LLC, its general partner

By: Apollo Capital Management, L.P., its sole member

By: ~~Atlas Securitized FundingCo~~Apollo Capital Management GP, LLC, its general partner

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ROYAL BANK OF CANADA,
as a Committed Lender and RBC Funding Agent

By:
Name:
Title:

By:
Name:
Title:

THUNDER BAY FUNDING LLC,
as a Conduit Lender

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ZIONS BANCORPORATION, N.A.,
as a Committed Lender and Zions Funding Agent

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EAST WEST BANK,
as a Committed Lender and EWB Funding Agent

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SMBC NIKKO SECURITIES AMERICA, INC.,
as SMBC Funding Agent

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Lender

By:
Name:
Title:

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Lender

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not
in its individual capacity but solely as Paying Agent

By: Computershare Trust Company, National Association, as agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Custodian

By:
Name:
Title:

Signature Page to Second Amended and Restated Credit Agreement

(Sunnova EZ-Own Portfolio, LLC)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT A

DEFINED TERMS

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“A-1 Custodial Certification” shall have the meaning set forth in Section 4(a) of the Custodial Agreement.

“A-2 Custodial Certification” shall have the meaning set forth in Section 4(b) of the Custodial Agreement.

“A.M. Best” shall mean A. M. Best Company, Inc. and any successor rating agency.

“Additional Lender” shall have the meaning set forth in Section 2.16(B)(i).

“Administrative Agent”shall have the meaning set forth in the introductory paragraph hereof.

“Administrative Agent’s Account” shall mean the Administrative Agent’s bank account designated by the Administrative Agent from time to time by written notice to the Borrower and the Funding Agents.

“Administrative Agent Parties” shall have the meaning set forth in Section 10.3(E).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in a form supplied by or otherwise acceptable to the Administrative Agent.

“Administrative Agent Removal Effective Date” shall have the meaning set forth in Section 7.11.

“Administrative Agent Resignation Effective Date” shall have the meaning set forth in Section 7.11.

“Advance” shall have the meaning set forth in Section 2.2.

“Advance Rate” shall mean, as of any date of determination, with respect to each Eligible Solar Loan, the lesser of (A) (i) if such Eligible Solar Loan is a Substantial Stage Date Solar Loan, the Substantial Stage Date Solar Loan Advance Rate, and (ii) if such Eligible Solar Loan is not a Substantial Stage Date Solar Loan, the applicable percentage determined in accordance with the schedule below; and (B) the amount, expressed as a percentage, determined by dividing (x) [***]% of the purchase price for the related PV System or Independent Energy Storage System (as applicable, in each case as set forth in the related Solar Loan Contract and any installation agreement related thereto and including any Ancillary PV System Components) by (y) the Solar Loan Balance for such Solar Loan; provided however that if the Weighted Average Advance Rate with respect to all Eligible Solar Loans for which the Related Property is located in a state of the United States and which are not Substantial Stage Date Solar Loans would exceed [***]% as of such date, the Advance Rate with respect to all such Eligible Solar Loans for which the Related

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Property is located in a state of the United States and which are not Substantial Stage Date Solar Loans shall be [***]%. In addition, the applicable Advance Rate grid that is used shall be based on the strike rate then in effect under Borrower’s Hedge Agreements (which strike rate shall be the same under all Hedge Agreements then in effect).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ELECTED STRIKE RATE AT [***]%
ORIGINAL TERM TO MATURITY WITH RESPECT TO SUCH ELIGIBLE SOLAR LOAN
TIER	STATED INTEREST RATE WITH RESPECT TO SUCH ELIGIBLE SOLAR LOAN	120 months	180 months	240 months	300 months
I	0.00% or greater but less than 0.99%	[***]%	[***]%	[***]%	[***]%
II	0.99% or greater but less than 1.99%	[***]%	[***]%	[***]%	[***]%
III	1.99% or greater but less than 2.99%	[***]%	[***]%	[***]%	[***]%
IV	2.99% or greater but less than 3.99%i	[***]%	[***]%	[***]%	[***]%
V	3.99% or greater but less than 4.99%	[***]% ii [***]%*	[***]% ii [***]%*	[***]% ii [***]%*	[***]% ii [***]%*
VI	4.99% or greater but less than 5.99%	[***]% iii [***]%*	[***]% iii [***]%*	[***]% iii [***]%*	[***]% iii [***]%*
VII	5.99% or greater but less than 6.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
VIII	6.99% or greater but less than 7.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
IX	7.99% or greater but less than 8.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
X	8.99% or greater	[***]%* [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*

[i]	Advance Rate with respect to Eligible Solar Loans with a stated interest of [***]% shall be determined by linear interpolation between Tier IV and Tier V for the applicable original term to maturity.
ii

Advance Rate with respect to Eligible Solar Loans for which the Related Property is not located in an Approved U.S. Territory and with a stated interest of [***]% shall be determined by linear interpolation between Tier V and Tier VI for the applicable original term to maturity.

iii

Advance Rate with respect to Eligible Solar Loans for which the Related Property is not located in an Approved U.S. Territory and with a stated interest of [***]% shall be determined by linear interpolation between Tier VI and Tier VII for the applicable original term to maturity.

*	Advance Rate with respect to an Eligible Solar Loan for which the Related Property is located in an Approved U.S. Territory.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ELECTED STRIKE RATE AT [***]%
ORIGINAL TERM TO MATURITY WITH RESPECT TO SUCH ELIGIBLE SOLAR LOAN
TIER	STATED INTEREST RATE WITH RESPECT TO SUCH ELIGIBLE SOLAR LOAN	120 months	180 months	240 months	300 months
I	0.00% or greater but less than 0.99%	[***]%	[***]%	[***]%	[***]%
II	0.99% or greater but less than 1.99%	[***]%	[***]%	[***]%	[***]%
III	1.99% or greater but less than 2.99%	[***]%	[***]%	[***]%	[***]%
IV	2.99% or greater but less than 3.99%i	[***]%	[***]%	[***]%	[***]%
V	3.99% or greater but less than 4.99%	[***]% ii [***]%*	[***]% ii [***]%*	[***]% ii [***]%*	[***]% ii [***]%*
VI	4.99% or greater but less than 5.99%	[***]% iii [***]%*	[***]% iii [***]%*	[***]% iii [***]%*	[***]% iii [***]%*
VII	5.99% or greater but less than 6.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
VIII	6.99% or greater but less than 7.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
IX	7.99% or greater but less than 8.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
X	8.99% or greater	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*

[i]	Advance Rate with respect to Eligible Solar Loans with a stated interest of [***]% shall be determined by linear interpolation between Tier IV and Tier V for the applicable original term to maturity.
ii

Advance Rate with respect to Eligible Solar Loans for which the Related Property is not located in an Approved U.S. Territory and with a stated interest of [***]% shall be determined by linear interpolation between Tier V and Tier VI for the applicable original term to maturity.

iii

Advance Rate with respect to Eligible Solar Loans for which the Related Property is not located in an Approved U.S. Territory and with a stated interest of [***]% shall be determined by linear interpolation between Tier VI and Tier VII for the applicable original term to maturity.

*	Advance Rate with respect to an Eligible Solar Loan for which the Related Property is located in an Approved U.S. Territory.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ELECTED STRIKE RATE AT [***]%
ORIGINAL TERM TO MATURITY WITH RESPECT TO SUCH ELIGIBLE SOLAR LOAN
TIER	STATED INTEREST RATE WITH RESPECT TO SUCH ELIGIBLE SOLAR LOAN	120 months	180 months	240 months	300 months
I	0.00% or greater but less than 0.99%	[***]%	[***]%	[***]%	[***]%
II	0.99% or greater but less than 1.99%	[***]%	[***]%	[***]%	[***]%
III	1.99% or greater but less than 2.99%	[***]%	[***]%	[***]%	[***]%
IV	2.99% or greater but less than 3.99%i	[***]%	[***]%	[***]%	[***]%
V	3.99% or greater but less than 4.99%	[***]% ii [***]%*	[***]% ii [***]%*	[***]% ii [***]%*	[***]% ii [***]%*
VI	4.99% or greater but less than 5.99%	[***]% iii [***]%*	[***]% iii [***]%*	[***]% iii [***]%*	[***]% iii [***]%*
VII	5.99% or greater but less than 6.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
VIII	6.99% or greater but less than 7.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
IX	7.99% or greater but less than 8.99%	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*
X	8.99% or greater	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*	[***]% [***]%*

[i]	Advance Rate with respect to Eligible Solar Loans with a stated interest of [***]% shall be determined by linear interpolation between Tier IV and Tier V for the applicable original term to maturity.
ii

Advance Rate with respect to Eligible Solar Loans for which the Related Property is not located in an Approved U.S. Territory and with a stated interest of [***]% shall be determined by linear interpolation between Tier V and Tier VI for the applicable original term to maturity.

iii

Advance Rate with respect to Eligible Solar Loans for which the Related Property is not located in an Approved U.S. Territory and with a stated interest of [***]% shall be determined by linear interpolation between Tier VI and Tier VII for the applicable original term to maturity.

*	Advance Rate with respect to an Eligible Solar Loan for which the Related Property is located in an Approved U.S. Territory.

“Affected Party”shall have the meaning set forth in Section 2.11(B).

“Affiliate” shall mean, with respect to any Person, any other Person that (i) directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, or, (ii) is an officer or director of such Person, and in the case of any Lender that is an investment

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

fund, the investment advisor thereof and any investment fund having the same investment advisor. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, power to (a) vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such other Person, or (b) direct or cause the direction of the management and policies of such other Person whether by contract or otherwise.

“Affiliated Entity”shall mean any of the Parent, the Manager (if the Manager is an Affiliate of the Borrower), the Servicer (if the Servicer is an Affiliate of the Borrower), the Seller, and any of their respective direct or indirect Subsidiaries and/or Affiliates, whether now existing or hereafter created, organized or acquired.

“Aggregate Commitments”shall mean, at any time, the sum of the Commitments then in effect, including, as a consequence of an increase thereof pursuant to the provisions of Section 2.16(B). The Aggregate Commitments in effect as of the Amendment No. 1 Effective Date shall be equal to $875,000,000.

“Aggregate Solar Loan Balance” shall mean, on any date of determination, the sum of the Solar Loan Balances of all Eligible Solar Loans.

“Agreement”shall have the meaning set forth in the introductory paragraph hereof.

“Allocated Excess Spread Reserve Amount”shall mean the sum of (a) the product of (i) [***], multiplied by (ii) the Substantial Stage Date Solar Asset Reserve Amount and (b) the product of (i) 1/6, multiplied by (ii) the Final Stage Date Solar Asset Reserve Amount.

“Allocation Reporting Letter”shall mean a letter, as required under Section 10.31(E), provided by the Borrower for the purpose of reporting on the actual use of proceeds in accordance with the ‘Reporting’ component of the Green Loan Principles, substantially in the form of Exhibit J.

“Amendment No. 1 Effective Date” shall mean October 6, 2023.

“Amortization Event”shall mean the occurrence of any of the following events:

(i) the occurrence of a Manager Termination Event, provided, that, an Amortization Event shall not occur if a Manager Termination Event of the type described in Section 7.1(i) of the Management Agreement occurs unless and until the Administrative Agent provides notice to the Borrower that such occurrence is an Amortization Event;

(ii) the occurrence of a Servicer Termination Event, provided, that, an Amortization Event shall not occur if a Servicer Termination Event of the type described in Section 7.1(i) of the Servicing Agreement occurs unless and until the Administrative Agent provides notice to the Borrower that such occurrence is an Amortization Event;

(iii) the Three Month Rolling Average Delinquency Level is greater than ~~[***]~~ [***]%;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv) an Event of Default occurs;

(v) the three-month average Excess Spread is less than [***]%;

(vi) if Sunnova Management is the Manager or Servicer and the sum of (a) the net cash provided by operating activities of Sunnova Management, as reported in any set of quarterly financial statements delivered pursuant to Section 6(q)(ii) of the Parent Guaranty plus (b) unrestricted cash on hand held by Sunnova Management as of the date of such financial statements, shall be negative (for purposes of this clause (ix), the term “net cash” and “operating activities” shall have the meanings attributable to such terms under GAAP); provided, that if (a) on or prior to the date that is fifteen (15) Business Days after the date on which it is determined that such amount is negative, the Parent’s equity holders, any of their Affiliates and any other Person makes an equity investment to Sunnova Management in cash in an amount not less than such shortfall, and such cash, if so designated by Sunnova Management, be included as unrestricted cash, and (b) any such action described in sub-clause (a) is communicated to the Administrative Agent in writing, then no Amortization Event shall be deemed to have occurred or be continuing;

(vii) Parent breaches any of the Financial Covenants and such breach has not been cured in accordance with Section 5(r) of the Parent Guaranty;

(viii) the Three Month Rolling Average Default Level is greater than ~~[***]~~[***]%;

(ix) SEI, Parent or Seller (A) decides or determines, whether publicly announced or not, that it will no longer originate, acquire or sell Solar Loans, as applicable, (B) incurs any other material change in the scope or nature of its business objectives or plans that is reasonably likely to result in the permanent cessation of the origination, acquisition or sale of Solar Loans, as applicable, (C) ceases to originate, acquire or sell Solar Loans, as applicable, for a period of four (4) consecutive months or (D) originates, acquires or sells Solar Loans, as applicable, having less than $[***] in aggregate per month of Solar Loan Balances for five (5) consecutive months; provided that, with respect to the foregoing clauses (C) and (D), no Amortization Event shall occur pursuant to such clauses if the occurrence of such Amortization Event is a result of a Force Majeure Event while such Force Majeure Event is occurring and so long as SEI, Parent and Seller are working diligently to cure or mitigate (as applicable) such Force Majeure Event;

(x) the occurrence of an event of default under a Sunnova Credit Facility;

provided, that (A) upon the first and second occurrence of an Amortization Event of the type described in clause (iii) above, such Amortization Event shall terminate on the Payment Date on which the Three Month Rolling Average Delinquency Level is equal to or less than ~~[***]~~[***]% for a period of three (3) consecutive calendar months, (B) upon the first and second occurrence of an Amortization Event of a type described in clause (v) above, such Amortization Event shall continue until the next Payment Date that the three-month average Excess Spread is equal to or greater than 0%, (C) upon the first and second occurrence of an Amortization Event of the type described in clause (viii) above, such Amortization Event shall terminate on the Payment Date on

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

which the Three Month Rolling Average Default Level is equal to or less than ~~[***]~~[***]%, (D) upon the first and second occurrence of an Amortization Event of the type described in sub-clause (C) of clause (ix) above, such Amortization Event shall terminate on the Payment Date on which the SEI, Parent or Seller originate, acquire or sell Solar Loans and (E) upon the first and second occurrence of an Amortization Event of the type described in sub-clause (D) of clause (ix) above, such Amortization Event shall terminate on the Payment Date on which the SEI, Parent or Seller originates, acquires or sells Solar Loans having in excess of $[***] in aggregate of Solar Loan Balances. Upon the third occurrence of an Amortization Event of a type described in clauses (iii), (v), (viii), (ix)(C) or (iv)(D) above, an Amortization Event shall exist and continue until the aggregate amount of all Obligations has been reduced to zero.

“Ancillary PV System Components”shall mean main panel upgrades, generators, critter guards, snow guards, electric vehicle chargers, roofing and landscaping materials, automatic transfer switches, load controllers and Energy Efficiency Upgrades.

“Ancillary Solar Agreements”shall mean in respect of each Eligible Solar Loan, all agreements and documents ancillary and associated with such Eligible Solar Loan and the related Solar Assets giving rise to amounts included in the Aggregate Solar Loan Balance, which are entered into with an Obligor or approved channel partner in connection therewith, including any Payment Facilitation Agreement. Notwithstanding the foregoing, in no event shall the term “Ancillary Solar Agreements” include any Services Incentives Agreement or Grid Services Agreement.

“Applicable Law”shall mean all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.

“Approved Form” shall mean (i) the Solar Loan Contracts and Ancillary Solar Agreements used by the Seller and Borrower substantially in the form attached as Exhibit H hereto as modified or supplemented pursuant to Section 5.1(W) and (ii) any other form of installment sale contract, loan agreement, or other financing agreement or promissory note and related solar agreements that are approved by Administrative Agent in writing after the Closing Date.

“Approved Fund”shall mean any Person (other than a natural person) that is administered, advised, serviced or managed (including, for the avoidance of doubt, owners of portfolios managed) by (a) a Lender, (b) a Lender Affiliate or (c) an entity or a Lender Affiliate of an entity that administers, advises, sub-advises, services or manages a Lender or a Lender Affiliate. Without limiting the foregoing, it is understood that any entity administered, advised, sub-advised serviced or managed by Atlas or any of its affiliates or by Apollo Global Management, Inc. or any of its affiliates shall be an “Approved Fund” with respect to Atlas or any of its Lender Affiliates or any Lender within the Atlas Lender Group or any of their Lender Affiliates; provided, however, Apollo Global Management, Inc. and its affiliates (other than Atlas, its subsidiaries and any entity or account administered, advised, sub-advised, serviced or managed by Atlas or its subsidiaries (the “Atlas Entities”)) (the “Apollo Entities”), and any entity that an Apollo Entity administers, advises, sub-advises, services or manages (other than the Atlas Entities) shall be excluded from the definition of “Approved Fund”.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Approved Installer”shall mean an installer approved by the Parent to design, procure and install PV Systems or Independent Energy Storage Systems on the properties of Host Customers and listed on the Parent’s list of approved installers as of the time of installation of an applicable PV System or Independent Energy Storage Systems.

“Approved U.S. Territory”shall mean Puerto Rico, the U.S. Virgin Islands, Guam, the Northern Mariana Islands and any other territory of the United States which the Administrative Agent has, in its sole discretion, approved as an Approved U.S. Territory, by providing a written notice to the Borrower regarding the same.

“Approved Vendor” shall mean a manufacturer of Solar Photovoltaic Panels and Inverters for PV Systems or a manufacturer of battery storage and/or battery management systems for Energy Storage Systems that was approved by the Parent and listed on the Parent’s list of approved vendors as of the time of installation of an applicable PV System or Energy Storage System.

“Assignee” shall have the meaning specified in Section 3.1(G).

“Assignment Agreement” shall mean an assignment in substantially in the form of Exhibit I hereto executed by the Borrower, the Administrative Agent and the related assignee.

“Assignor” shall have the meaning specified in Section 3.1(G).

“Atlas”shall have the meaning set forth in the introductory paragraph hereof.

“Atlas Committed Lender” shall mean ~~Atlas Securitized Products Funding 1, L.P.~~AGF WHCO 1-A1 LP and each other entity acting as a Committed Lender in the Atlas Lender Group identified as such on the applicable Joinder Agreement or Assignment Agreement or that becomes a Committed Lender in the Atlas Lender Group pursuant to Section 10.8.

“Atlas Conduit Lender”shall mean, upon joining this Agreement by execution of a Joinder Agreement, the entity acting as Conduit Lender for the Atlas Lender Group. For the avoidance of doubt, as of the Second Amendment and Restatement Date, no Atlas Conduit Lender has joined as a Conduit Lender hereunder.

“Atlas Entities”shall have the meaning set forth in the definition of Approved Fund.

“Atlas Funding Agent”shall mean Atlas Securitized Products ~~Holdings~~Administration , L.P., in its capacity as Funding Agent for the Atlas Lender Group.

“Atlas Lender Fee Letter” shall mean that certain Second Amended and Restated Lender Fee Letter, dated as of the Second Amendment and Restatement Date, entered into by and among the Administrative Agent, ~~the~~ Atlas ~~Committed Lender~~Securitized Products Funding 1, L.P., the Borrower and the Servicer, as amended, amended and restated, modified or supplemented from time to time.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Atlas Lender Group” shall mean a group consisting of the Atlas Conduit Lender, the Atlas Committed ~~Lender~~Lenders, and the Atlas~~,~~ Funding Agent as ~~a~~ Funding Agent for such Lenders.

“Available Tenor” shall mean, as of any date of determination and with respect to the applicable Benchmark, the tenor for such Benchmark that matches the payment period for interest calculated with reference to such Benchmark and that is or may be used for determining the length of an Interest Accrual Period pursuant to this Agreement as of such date, and not including, for the avoidance of doubt, any tenor for the Benchmark that is then removed from the definition of “Interest Accrual Period” pursuant to Section 2.18(C). As of the Second Amendment and Restatement Date, the Available Tenor is one month.

“Availability Period” shall mean the period from the Closing Date until the earlier to occur of (i) the Commitment Termination Date, and (ii) an Amortization Event; provided, however, that if the first or second occurrence of an Amortization Event has subsequently been cured pursuant to the definition of “Amortization Event”, the Availability Period will continue until the earlier to occur of (i) the Commitment Termination Date and (ii) the next occurrence of an Amortization Event.

“Back-Up Servicer” shall mean Wells Fargo Bank, National Association, a national banking association, in its capacity as Back-Up Servicer under the Servicing Agreement, and/or any other Person or entity performing similar services for the Borrower which has been approved in writing by the Administrative Agent.

“Back-Up Servicing Fee/Transition Manager Fee”shall mean the greater of (i) $[***] and (ii) the product of (A) the aggregate outstanding principal balance of Advances as of the first day of the related Collection Period, (B) [***]% and (C) a fraction of (x) the numerator of which is the number of days in such Collection Period and (y) the denominator of which is 360 for each Collection Period (or, in the case of any partial Collection Period, a pro-rated portion of such amount).

“Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by a Funding Agent with respect to its Lender Group (or the Affiliate of such Lender or Funding Agent, as applicable, that announces such rate) as in effect at its principal office from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by such Person) or, if such Lender, Funding Agent or Affiliate thereof does not publicly announce the prime rate of interest, as quoted in The Wall Street Journal on such day, and (ii) the sum of (a) 0.50% and (b) the Federal Funds Rate. Notwithstanding the foregoing, if the Base Rate as determined herein would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

“Basel III”shall mean Basel III: A global regulatory framework for more resilient banks and banking systems prepared by the Basel Committee on Banking Supervision, and all national implementations thereof.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Benchmark” shall mean Term SOFR; provided that, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.18(B); provided that, if the Benchmark would be less than the Floor, the Benchmark will be deemed to be the Floor.

“Benchmark Replacement” shall mean, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(i) Daily Simple SOFR; or

(ii) the alternate benchmark rate that has been selected by the Administrative Agent (in consultation with the Borrower) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S dollar-denominated syndicated credit facilities substantially similar hereto at such time;

provided that:

(1) if the Benchmark is Daily Simple SOFR and (x) Daily Simple SOFR ceases to be available, (y) the Administrative Agent determines in its sole discretion that the use of Daily Simple SOFR has become operationally, administratively or technically unfeasible, or (z) the Administrative Agent determines in its sole discretion that Daily Simple SOFR has ceased to reflect market conditions, the Benchmark Replacement shall be clause (ii) above; and

(2) the Administrative Agent shall have the right to make any Benchmark Replacement Conforming Change that the Administrative Agent deems appropriate in its reasonable discretion (in consultation with the Borrower).

“Benchmark Replacement Conforming Change” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational change (including any change to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Accrual Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in its reasonable discretion (in consultation with the Borrower), may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides, in its reasonable discretion (in consultation with the Borrower), is reasonably necessary in connection with the administration of this Agreement or any other Transaction Document).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark:

(i) in the case of clause (i) or clause (ii) of the definition of “Benchmark Transition Event,” the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and

(ii) in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, (a) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (b) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (i) or clause (ii) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:

(i) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(ii) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iii) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred for purposes of clauses (i), (ii) and (iii) above with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” shall mean the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (i) or (ii) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.18 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.18.

“Beneficial Ownership Certification”shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“BHC Act Affiliate”shall have the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Borrower”shall have the meaning set forth in the introductory paragraph hereof.

“Borrower’s Account” shall mean (i) the Borrower’s bank account, described on Schedule II attached hereto, for the account of the Borrower or (ii) such other account as may be designated by the Borrower from time to time by at least ten (10) Business Days’ prior written notice to the Administrative Agent and the Lenders, so long as such other account is acceptable to the Administrative Agent in its sole and absolute discretion.

“Borrower’s Portfolio” shall mean the Solar Loans listed on the Schedule of Eligible Solar Loans.

“Borrowing Base”shall mean, as of any date of determination, the product of (a) the Net Aggregate Solar Loan Balance times (b) the Weighted Average Advance Rate applicable on such date.

“Borrowing Base Certificate” shall mean the certificate in the form of Exhibit B-1 attached hereto.

“Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Borrowing Date”shall mean, (i) with respect to any Advance, the date of the making of such Advance and (ii) with respect to any addition of Eligible Solar Loans to Borrower’s Portfolio other than in connection with an Advance and solely for purposes of determining or confirming the eligibility of such Solar Loans, the date such Eligible Solar Loans are transferred to Borrower to cure a Borrowing Base Deficiency pursuant to Section 2.9, which date shall in any case be a Business Day.

“Breakage Costs” shall mean, with respect to a failure by the Borrower, for any reason, to borrow any proposed Advance on the date specified in the applicable Notice of Borrowing (including without limitation, as a result of the Borrower’s failure to satisfy any conditions precedent to such borrowing) after providing such Notice of Borrowing, the resulting loss, cost, or expense incurred by reason of the liquidation or reemployment of deposits, actually sustained by, without duplication, the Administrative Agent, any Lender or any Funding Agent; provided, however, that the Administrative Agent, such Lender or such Funding Agent shall use commercially reasonable efforts to minimize such loss or expense and shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

“Business Day” shall mean any day other than Saturday, Sunday and any other day on which commercial banks in New York, New York, Minnesota or California are authorized or required by law to close.

“Calculation Date”shall mean with respect to a Payment Date, the close of business on the last day of the related Collection Period.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.

“Capitalized Interest Amount” shall mean, for any Solar Loan and on any date of determination, the amount of interest that is to accrue during the ITC Accrual Period on the ITC Payment Amount at the stated interest rate for such Solar Loan, assuming no prepayment occurs on such Solar Loan after such date of determination.

“Capitalized Interest Reserve Release”shall mean, on any Payment Date, the sum of the Monthly Capitalized Interest for all Solar Loans that are subject to reserve requirements under the Capitalized Interest Reserve Required Amount immediately prior to such Payment Date.

“Capitalized Interest Reserve Required Amount”shall mean the sum of the Capitalized Interest Amounts for all Solar Loans owned by the Borrower.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Change in Law” shall mean (i) the adoption or taking effect of any Law after the date of this Agreement, (ii) any change in Law or in the administration, interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement, (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement or (iv) compliance by any Affected Party, by any lending office of such Affected Party or by such Affected Party’s holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Act, (b) Basel III and (c) all requests, rules, guidelines and directives under either of the Dodd-Frank Act or Basel III or issued in connection therewith shall be deemed to be a “Change in Law,” regardless of the date implemented, enacted, adopted or issued.

“Change of Control” shall mean, the occurrence of one or more of the following events:

(i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of SEI or Parent to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (for purposes of this definition, a “Group”), other than, in each case, any such sale, lease, exchange or transfer to a Person or Group that is, prior to such, lease, exchange or transfer, an Affiliate of SEI and is controlled (as that term is used in the definition of Affiliate) by SEI;

(ii) the approval by the holders of Capital Stock of SEI, Parent, Intermediate Holdco, the Seller or the Borrower of any plan or proposal for the liquidation or dissolution of such Person;

(iii) any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of SEI, other than any Person that is a Permitted Investor or Group that is controlled by a Permitted Investor provided that any transfers or issuances of equity of SEI on or after the Closing Date to, among or between a Permitted Investor or any Affiliate thereof, shall not constitute a “Change of Control” for purposes of this clause (iii);

(iv) all of the Capital Stock in Parent shall cease to be owned by SEI;

(v) all of the Capital Stock in Intermediate Holdco shall cease to be owned directly or indirectly by Parent;

(vi) all of the Capital Stock in the Borrower shall cease to be owned by the Seller; or

(vii) all of the Capital Stock in the Borrower shall cease to be directly or indirectly owned by Parent.

“Closing Date”shall mean April 19, 2017.

“Collateral” shall have the meaning set forth in the Security Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Collection Account” shall have the meaning set forth in Section 8.2(A)(ii).

“Collection Period”shall mean, with respect to a Payment Date, the calendar month preceding the month in which such Payment Date occurs; provided, however, that with respect to the first Payment Date, the Collection Period will be the period from and including the Closing Date to the end of the calendar month preceding such Payment Date.

“Collections” shall mean, with respect to any Solar Loan and the related Solar Assets, all Obligor Payments and any other cash proceeds thereof and all Rebates. Without limiting the foregoing, “Collections” shall include any amounts payable to the Borrower (i) with respect to the Solar Loans and related Solar Assets (including, all contractual payments (including, for the avoidance of doubt, principal, interest, and fees), liquidation proceeds, insurance proceeds, distributions and other proceeds payable under or in connection with any such Solar Loan and all proceeds from any sale or disposition of any Related Property or proceeds of indemnities or other rights under any other Solar Asset), (ii) under any Hedge Agreement entered into in connection with this Agreement, (iii) in connection with the sale or disposition of any such Solar Loans or the related Solar Assets, (iv) any indemnities, proceeds or other payments made by a third party with respect to such Solar Loans or the related Solar Assets, and (v) any Capitalized Interest Reserve Release deposited into the Collection Account from the Liquidity Reserve Account. For the avoidance of doubt, “Collections” shall not include Service Incentives, Service Incentives Rebates or Grid Services Revenue, if any, so long as such Service Incentives, Service Incentives Rebates or Grid Services Revenue is not and may not be used to offset the Solar Loan Balance with respect to the related Solar Loan.

“Commercial Paper” shall mean commercial paper, money market notes and other promissory notes and senior indebtedness issued by or on behalf of a Conduit Lender.

“Commitment”shall mean the obligation of a Committed Lender to fund Advances, as set forth on Exhibit D attached hereto, as increased and/or reduced from time to time pursuant to Section 2.6 or Section 2.16(B) and as amended in connection with assignments made by Committed Lenders pursuant to Section 10.8; provided that, with reference to the Commitments of the Atlas Committed ~~Lender~~Lenders, if the outstanding principal balance of all Advances falls below $[***] for three consecutive calendar months, then upon five (5) Business Days advance written notice from the Administrative Agent to the Borrower, the aggregate Commitments of the Atlas Committed ~~Lender~~Lenders shall be reduced to $[***] (such reduction to be allocated by the Atlas Funding Agent) as of the first Payment Date thereafter and provided further that, if the outstanding principal balance of all Advances falls below $[***] for three (3) consecutive calendar months, then upon five (5) Business Days advance written notice from the Administrative Agent to the Borrower, the aggregate Commitments of the Atlas Committed ~~Lender~~Lenders shall be reduced to $[***] (such reduction to be allocated by the Atlas Funding Agent) as of the first Payment Date thereafter. If from time to time any Commitment is increased and/or reduced pursuant to Section 2.6, Section 2.16(B) or Section 2.17(B)(iii), then the Borrower shall deliver to the Administrative Agent an amended Exhibit D setting forth the revised Commitments of the Committed Lenders. If, from time to time, any Lender other than ~~Atlas Securitized Products Funding~~AGF WHCO 1~~, L.P.~~-A1 LP becomes a party to this Agreement as a Committed Lender, then the Administrative Agent shall deliver to the Borrower an amended Exhibit D setting forth the revised Commitments of the Committed Lenders.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Commitment Termination Date”shall mean the earliest to occur of (i) the Scheduled Commitment Termination Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6.2(B) and (iii) the date of any voluntary termination of the facility by the Borrower.

“Committed Lender”shall mean each of the Atlas Committed ~~Lender~~Lenders, EWB, Zions, the RBC Committed Lender, the SMBC Committed Lender, the ING Committed Lender and each other financial institution identified as such on the applicable Joinder Agreement or Assignment Agreement that may become a party hereto.

“Communication Portal” shall have the meaning set forth in Section 10.3(E).

“Communications” shall have the meaning set forth in Section 10.3(E).

“Conduit Lender”shall mean the Atlas Conduit Lender, the RBC Conduit Lender, the SMBC Conduit Lender and each financial institution identified as such that may become a party hereto.

“Confidential Information”shall have the meaning set forth in Section 10.16(A).

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Canadian Autonomous Sanctions List”shall mean the list published by the Government of Canada from time to time at: https://www.international.gc.ca/world-monde/international_relations-relations_internationales/sanctions/consolidated-consolide.aspx?lang=eng”.

“Conveyed Property” shall mean the “Seller Conveyed Property” as defined in Section 2(a) of the Sale and Contribution Agreement.

“Core Components” shall mean core components of the Green Loan Principles, including ‘Use of Proceeds’, ‘Process for Project Evaluation and Selection’, ‘Management of Proceeds’ and ‘Reporting’, each as more specifically described in the Green Loan Principles.

“Corporate Trust Office” With respect to the Paying Agent, the Back-Up Servicer and the Transition Manager, the corporate trust office thereof at which at any particular time its corporate trust business with respect to the Transaction Documents is conducted, which office at the date of the execution of this instrument is located at 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attention: Corporate Trust Services – Asset-Backed Administration, or at such other address as such party may designate from time to time by notice to the other parties to this Agreement.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor or an interest accrual period having approximately the same length (disregarding business day adjustments) as such Available Tenor.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Cost of Funds”shall mean, with respect to any Interest Accrual Period, unless otherwise specified in a Fee Letter with respect to the applicable Lender, interest accrued on the Advances during such Interest Accrual Period at (i) the Benchmark, (ii) as required pursuant to Section 2.18 if the then applicable Benchmark is not available, the Base Rate, or (iii) any other rate as determined in accordance with Section 2.18 which may include another tenor of the Benchmark. For the avoidance of doubt, the Cost of Funds shall not constitute “Confidential Information”.

“Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” shall have the meaning set forth in Section 10.27 hereof.

“Credit Card Receivable”shall mean Obligor Payments that are made via credit card with respect to an Eligible Solar Loan.

“Custodial Agreement” shall mean the Amended and Restated Custodial Agreement, dated as of the Second Amendment and Restatement Date, by and among the Custodian, the Borrower, the Servicer and the Administrative Agent, as amended, amended and restated, modified or supplemented from time to time.

“Custodial Fee” shall mean a fee payable by the Borrower to the Custodian as set forth in the Custodial Fee Letter.

“Custodial Fee Letter” shall mean the Custodial Fee Letter, dated as of June 8, 2022, among the Borrower and the Custodian, as amended, amended and restated, modified or supplemented from time to time.

“Custodian”shall mean U.S. Bank National Association, a national banking association, in its capacity as the provider of services under the Custodial Agreement and/or any other Person or entity performing similar services for the Borrower which has been approved in writing by the Administrative Agent.

“Custodian File”shall have the meaning set forth in the Custodial Agreement.

“Customer Credit and Collection Policy” shall mean the initial Servicer’s internal credit and collection policy attached as Exhibit E to the Servicing Agreement; provided that from and after the appointment of a Successor Servicer pursuant to the Servicing Agreement, the “Customer Credit and Collection Policy” shall mean the collection policy of such Successor Servicer for servicing assets comparable to the Borrower Solar Assets (as defined in the Servicing Agreement).

“Cut-off Date” shall mean, for each Solar Loan, the date specified as such in the related Schedule of Eligible Solar Loans, which is the date after which all subsequent collections related to such Solar Loans are sold by the Seller to the Borrower and pledged by the Borrower to the Secured Parties.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Daily Simple SOFR” shall mean, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in its sole discretion in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole discretion.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default Level”shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of the Solar Loan Balances of all Solar Loans in the Borrower’s Portfolio that became Defaulted Solar Loans during such Collection Period and that did not repay all past due portions of a contractual payment due under the related Solar Loan Contract by the end of the Collection Period, divided by (ii) the sum of the Solar Loan Balances of all Solar Loans in the Borrower’s Portfolio on the first day of such Collection Period.

“Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulted Solar Loan” shall mean a Solar Loan for which (i) the related Obligor is more than one hundred twenty (120) days past due on any portion of a contractual payment due under the related Solar Loan Contract, (ii) an Insolvency Event has occurred with respect to an Obligor, (iii) the related PV System or Independent Energy Storage System has been turned off or repossessed by the Servicer or Manager, or (iv) the Servicer has determined that all or any portion of the Solar Loan has been, in accordance with the Customer Credit and Collection Policy, placed on a “non-accrual” status or is “non-collectible,” a charge-off has been taken or any or all of the principal amount due under such Solar Loan has been reduced or forgiven. For the avoidance of doubt, any past due amounts owed by an original Obligor after reassignment to or execution of a replacement Solar Loan with a new Obligor shall not cause the Solar Loan to be deemed to be a Defaulted Solar Loan so long as the replacement Solar Loan is otherwise an Eligible Solar Loan at such time.

“Defaulting Lender” shall mean, subject to Section 2.17(B)(ii), any Lender that (a) has failed to (i) fund all or any portion of its Advances within three (3) Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, in each case (i) and (ii) that continues undischarged, unstayed uncontroverted, undismissed or is not otherwise cured or terminated within ten (10) Business Days of the occurrence thereof; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(B)(ii)) upon delivery of written notice of such determination to the Borrower and each Lender. No Lender shall be determined to be a Defaulting Lender solely by virtue of an Undisclosed Administration.

“Defective Solar Loan” shall mean a Solar Loan with respect to which it is determined by the Administrative Agent (acting at the written direction of the Majority Lenders) or the Manager, at any time, that the Seller breached as of the Transfer Date for such Solar Loan the representation in Section 6(b) of the Sale and Contribution Agreement, unless such breach has been waived, in writing, by the Administrative Agent, acting at the direction of the Majority Lenders.

“Delayed Amount”shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Date” shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Group” shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Notice” shall have the meaning set forth in Section 2.4(D).

“Delayed Funding Reimbursement Amount” shall have the meaning set forth in Section 2.4(F).

“Delinquency Level”shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of the Solar Loan Balances of all Eligible Solar Loans that became Delinquent Solar Loans during such Collection Period, divided by (ii) the Aggregate Solar Loan Balance on the first day of such Collection Period.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Delinquent Solar Loan” shall mean a Solar Loan for which the related Obligor is more than sixty (60) days past due on any portion of a contractual payment due under the related Solar Loan.

“Disqualified Lender” shall mean any financial institution or other Persons identified in Schedule IV hereto, and any known Affiliate thereof clearly identifiable on the basis of its name (in each case, other than any Affiliate that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which such financial institution or other Person does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity); provided that in no event shall a Lender designated under this Agreement as of the Second Amendment and Restatement Date be designated as a Disqualified Lender. The Borrower may from time to time update the list of Disqualified Lenders identified in Schedule IV hereto by delivering to the Administrative Agent and each Funding Agent an updated Schedule IV to (x) include identified Affiliates of financial institutions or other Persons identified pursuant to the preceding sentence; provided that such updates shall not apply retroactively to disqualify parties that have previously acquired an assignment or participation interest in the Commitment or (y) remove one or more Persons as Disqualified Lenders (in which case such removed Person or Persons shall no longer constitute Disqualified Lenders).

“Distributable Collections” shall have the meaning set forth in Section 2.7(B).

“Dodd-Frank Act” shall mean the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“Dollar,” “Dollars,” “U.S. Dollars”and the symbol “$” shall mean the lawful currency of the United States.

“Eligible Green Project”shall mean a Solar Asset that does not include fossil fuel generators as part of Ancillary PV System Components. For the avoidance of doubt, Eligible Green Project is deemed to be in alignment with the indicative categories of ‘Renewable Energy’ and ‘Energy Efficiency’ under the ‘Use of Proceeds’ component of the Core Components.

“Eligible Green Projects Ratio”shall mean, as of any date of determination, the ratio of (a) the Aggregate Solar Loan Balance with respect to only Solar Loans for Eligible Green Projects to (b) the aggregate outstanding principal balance of all Advances as of such date.

“Eligible Institution”shall mean a commercial bank or trust company having capital and surplus of not less than $[***] in the case of U.S. banks and $[***] (or the U.S. dollar equivalent as of the date of determination) in the case of foreign banks; provided, however, that a commercial bank which does not satisfy the requirements set forth above shall nonetheless be deemed to be an Eligible Institution for purposes of holding any deposit account or any other account so long as such commercial bank is a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b) and such account is maintained as a segregated trust account with the corporate trust department of such bank

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Eligible Letter of Credit Bank”shall mean a financial institution (a) organized in the United States, (b) having total assets in excess of $[***] and with a long term rating of at least “[***]” by S&P or “[***]” by Moody’s and a short term rating of at least “[***]” by S&P or “[***]” by Moody’s, and (c) approved by the Administrative Agent acting on the instructions of the Administrative Agent (such approval not to be unreasonably delayed withheld or delayed).

“Eligible Manager”shall mean Sunnova Management or any other operating entity which, at the time of its appointment as Manager, (i) is legally qualified and has the capacity to service the Solar Assets related to the Eligible Solar Loans, and (ii) prior to such appointment, is approved in writing by the Administrative Agent as having demonstrated the ability to professionally and competently service a portfolio of assets of a nature similar to the Solar Assets related to the Eligible Solar Loans in accordance with high standards of skill and care.

“Eligible Solar Loan”shall mean, on any date of determination, a Solar Loan:

(i) that meets all of the requirements specified on Schedule I-A;

(ii) if such Solar Loan is a PV Solar Loan, that meets all of the requirements specified on Schedule I-B or, if such Solar Loan is an ESS Solar Loan, that meets all of the requirements specified on Schedule I-C;

(iii) for which the legal title to the Obligor Payments related thereto is vested solely in the Borrower; and

(iii) all of the ownership interests in which, together with all of the rights in all Solar Assets relating thereto (a) has been acquired by the Borrower pursuant to the Sale and Contribution Agreement and (b) has not been transferred in connection with a Takeout Transaction or otherwise sold or encumbered by the Borrower except as permitted hereunder.

“Energy Efficiency Upgrades”shall mean energy efficiency upgrades offered to Obligors in connection with Solar Loan Contracts and Ancillary Solar Agreements, including thermostats, LED or other energy efficient light bulbs, showerheads, power strips, faucet aerators, staircase covers, blown attic insulation, water heater insulation and attic baffles.

“Energy Storage System” shall mean an energy storage system to be used in connection with a PV System, including all equipment related thereto (including any battery management system, wiring, conduits and any replacement or additional parts included from time to time).

“eOriginal” shall mean eOriginal, Inc. and its successors and assigns.

“Equipment Replacement Reserve Account” shall have the meaning set forth in Section 8.2(A)(iv).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Equipment Replacement Reserve Deposit” shall mean, after the Commitment Termination Date, the lesser of (i) the sum of (a) the product of (x) 1/12 of $[***] and (y) the aggregate DC nameplate capacity (measured in kW) of all PV Systems related to Solar Loans which are operational (excluding Transferable Solar Loans) and that have related Solar Loans with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System plus (b) the product of (x) 1/12 of $[***] and (y) the aggregate storage capacity (measured in kWh) of the batteries included in Energy Storage Systems (including Independent Energy Storage Systems) related to Solar Loans which are operational (excluding Transferable Solar Loans) with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage System and (ii) the difference of (a) the Equipment Replacement Reserve Required Balance minus (b) the amount on deposit in the Equipment Replacement Reserve Account; provided, that the Equipment Replacement Reserve Deposit shall not be less than $[***].

“Equipment Replacement Reserve Required Balance” shall mean, (i) prior to the Commitment Termination Date, $[***], and (ii) after the Commitment Termination Date, an amount equal to the sum of (a) the product of (x) $[***] and (y) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Borrower which are operational (excluding Transferable Solar Loans) and that have related Solar Loans with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System and (b) the product of (x) $[***] and (y) the aggregate storage capacity (measured in kWh) of the batteries included in Energy Storage Systems (including Independent Energy Storage Systems) related to Solar Loans which are operational (excluding Transferable Solar Loans) with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage System.

“ERISA”shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Second Amendment and Restatement Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate”shall mean each Person (as defined in Section 3(9) of ERISA), which together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.

“ERISA Event” shall mean (i) that a Reportable Event has occurred with respect to any Single-Employer Plan; (ii) the institution of any steps by the Borrower or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single-Employer Plan or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single-Employer Plan; (iii) the institution of any steps by the Borrower or any ERISA Affiliate to withdraw from any Multi-Employer Plan or Multiple Employer Plan or written notification of the Borrower or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code in connection with any Plan; (v) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single-Employer Plan, a failure to satisfy the minimum funding standard

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

under Section 412 of the Internal Revenue Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single-Employer Plan; (viii) a determination that a Single-Employer Plan is or is expected to be in “at-risk” status (within the meaning of Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA); (ix) the insolvency of or commencement of reorganization proceedings with respect to a Multi-Employer Plan or written notification that a Multi-Employer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); or (x) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.

“Erroneous Payment” shall have the meaning set forth in Section 7.27(A).

“Erroneous Payment Subrogation Rights” shall have the meaning set forth in Section 7.27(D).

“ESS Solar Loan” shall mean a Solar Loan used solely to finance the acquisition and installation of an Energy Storage System that is capable of delivering electricity to the location where installed without regard to connection to or operability of the electric grid in such location and, if applicable, of related Ancillary PV System Components.

“eVault”shall mean the electronic “vault” created and maintained by eOriginal in order to store documents in electronic form pursuant to an agreement between the Custodian and eOriginal and subject to control in favor of the Administrative Agent or any other such electronic “vault” maintained by a provider mutually agreed upon by the Borrower, the Administrative Agent and the Custodian, in which the Borrower’s authoritative electronic copies of the Solar Loan Contracts reside and is subject to control in favor of the Administrative Agent.

“Event of Default”shall mean any of the Events of Default described in Section 6.1.

“Event of Loss” shall mean the occurrence of an event with respect to a PV System or Independent Energy Storage System if such PV System or Independent Energy Storage System, as applicable, is damaged or destroyed by fire, theft or other casualty and such PV System or Independent Energy Storage System, as applicable, has become inoperable because of such events.

“EWB”shall mean East West Bank.

“EWB Funding Agent”shall mean East West Bank, in its capacity as Funding Agent for the EWB Lender Group.

“EWB Lender Fee Letter”shall mean that Amended and Restated EWB Lender Fee Letter, dated as of the Second Amendment and Restatement Date, entered into by and among the EWB Lender Group, the Administrative Agent, the Borrower and the Servicer, as amended, amended and restated, modified or supplemented from time to time.

“EWB Lender Group”shall mean a group consisting of EWB and East West Bank, as a Funding Agent for such Lender Group.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Excess Concentration Amount”shall mean, as of any date of determination, without duplication, the sum of the following:

(i) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of less than [***] at the time of origination exceeds [***]% of the Aggregate Solar Loan Balance; plus

(ii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of less than [***] at the time of origination exceeds [***]% of the Aggregate Solar Loan Balance; plus

(iii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor resides in the state or territory in the United States with the highest concentration of Obligors measured by the aggregate Solar Loan Balance in each state and the Aggregate Solar Loan Balance exceeds [***]% of the Aggregate Solar Loan Balance; plus

(iv) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans the related PV System of which is interconnected to the utility with the highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance exceeds [***]% of the Aggregate Solar Loan Balance; plus

(v) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans the related PV System of which is interconnected to any one of the two utilities with the first and second highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance exceeds [***]% of the Aggregate Solar Loan Balance; plus

(vi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the Related Property is located in the U.S. Virgin Islands exceeds [***]% of the Aggregate Solar Loan Balance; plus

(vii) the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor was not a resident of any state of the United States or, with respect to any ESS Solar Loan or any PV Solar Loan for which the Related Property includes an Energy Storage System, an Approved U.S. Territory at the time of origination; plus

(viii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans relating to the approved channel partner (excluding Trinity Solar, Inc.) with the highest originations measured by the Aggregate Solar Loan Balance exceeds [***]% of the Aggregate Solar Loan Balance; plus

(ix) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans relating to any of the three approved channel partners (excluding Trinity Solar, Inc.) with the first, second, and third highest originations measured by the Aggregate Solar Loan Balance exceeds [***]% of the Aggregate Solar Loan Balance; plus

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(x) the aggregate Solar Loan Balance of all Eligible Solar Loans relating to any one Obligor which exceeds the lesser of (i) [***] percent ([***]%) of the Aggregate Commitments and (ii) the U.S. Dollar equivalent of [***] Swiss Francs (calculated at the rate of exchange at which, in accordance with normal banking procedures, the Administrative Agent could purchase with U.S. Dollars, Swiss Francs in New York City, New York, at the close of business on the day prior to such date of determination); plus

(xi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are ESS Solar Loans for which the Related Property is located in a state of the United States or an Approved U.S. Territory exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the Related Property is located in Puerto Rico exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xiii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans the related approved channel partner of which is Trinity Solar, Inc. exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xiv) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are PV Solar Loans for which the Related Property includes an Energy Storage System exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xv) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are Substantial Stage Date Solar Loans exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xvi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are Final Stage Date Solar Loans exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xvii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans that are Substantial Stage Date Solar Loans or Final Stage Date Solar Loans exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xviii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the Related Property is located in the U.S. Virgin Islands, Guam, and Northern Mariana Islands exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xix) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the stated interest rate is [***]% or less exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xx) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the stated interest rate is [***]% exceeds [***]% of the Aggregate Solar Loan Balance; plus

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xxi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of [***] or lower at the time of origination exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xxii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of [***] or lower at the time of origination exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xxiii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the procurement cost attributable to any related Ancillary PV System Components exceeds [***]% of the Solar Loan Balance of such Eligible Solar Loan exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xxiv) the amount by which the procurement cost attributable to Ancillary PV System Components with respect to all Eligible Solar Loans exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xxv) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which a portion of the proceeds are used to finance Ancillary PV System Components exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xxvi) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which a portion of the proceeds are used to finance either (x) a generator, (y) an electric vehicle charger, or (z) a generator and an electric vehicle charger exceeds [***]% of the Aggregate Solar Loan Balance; plus

(xxvii) the amount by which the aggregate Solar Loan Balance of all Eligible Solar Loans for which the original principal balance of such Solar Loan (or, in the case of a Substantial Stage Date Solar Loan or Final Stage Date Solar Loan, the maximum principal balance thereof) is in excess of $[***] exceeds [***] percent ([***]%) of the Aggregate Solar Loan Balance;

provided, that with respect to any Takeout Transaction, for the period commencing on the effective date of such Takeout Transaction and ending ninety (90) days thereafter, clauses (xv), (xvi) and (xvii) above shall not apply.

“Excess Spread” shall mean, for any Collection Period, the ratio (expressed as a percentage) of:

(a) the product of:

(A) the result of

(I) the sum of (x) all Collections (other than principal payments made on the Solar Loans and any indemnities or liquidation proceeds attributable to or in lieu of principal payments; provided that, in determining this clause (x), (i) up to [***]% of principal Collections may be included solely with respect to any Solar Loan with a stated interest rate of [***]%, (ii) up to [***]% of principal Collections may be included solely with respect to any Solar Loan with a stated interest rate greater than [***]% but less than or equal to [***]%, and (iii) up to [***]% of principal Collections may be included solely with respect to any Solar Loan with a stated interest rate greater than [***]% but less than or equal to [***]%) received during such Collection Period, and (y) the Allocated Excess Spread Reserve Amount, minus

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(II) the sum of (x) all scheduled periodic payments paid by the Borrower under all Hedge Agreements during such Collection Period, plus (y) the amounts due and owing for such Collection Period pursuant to clauses (i), (ii) and (iv) of Section 2.7(A) (for this clause (II), excluding such amounts attributable to Advances being prepaid in connection with a Takeout Transaction during such Collection Period, to the extent such Advances are made on Solar Loans which have not had a payment due in such Collection Period), times

(B) 12;

divided by

(b) the Aggregate Solar Loan Balance as of the first day of such Collection Period.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a Law in effect on the date on which (a) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.17(A)) or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.15(G) and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” shall have the meaning set forth in the recitals.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Existing Obligations” shall mean the Obligations (as defined in the Existing Credit Agreement) arising under the Existing Credit Agreement and the transactions contemplated thereby.

“Expense Claim” shall have the meaning set forth in Section 10.21.

“Facility” shall mean this Agreement together with all other Transaction Documents.

“Facility Maturity Date” shall mean the Payment Date occurring in November 2025.

“FATCA”shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreements between the United States and another country which modify the provisions of the foregoing.

“Federal Funds Rate” shall mean, for any day, the greater of (a) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, and (b) 0%.

“Fee Letters” shall mean (i) that certain amended and restated fee letter agreement, dated as of the Second Amendment and Restatement Date, entered into by and an among the Administrative Agent and the Borrower, (ii) the Atlas Lender Fee Letter, (iii) the EWB Lender Fee Letter, (iv) the Zions Lender Fee Letter, (v) the RBC Lender Fee Letter, (vi) the SMBC Lender Fee Letter, (vii) the ING Lender Fee Letter, and (viii) any other fee letter between Borrower and any other Lender.

“Final Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) [***], multiplied by (ii) the sum of (a) the Interest Distribution Amount due and payable on such date and (b) the Net Hedge Payments due and payable on such date, multiplied by (iii) the ratio of (x) the aggregate principal balance of Advances related to all Final Stage Date Solar Loans as of such date divided by (y) the total principal balance of Advances outstanding as of such date; provided, however, that solely for the purpose of determining the Final Stage Date Solar Asset Reserve Amount as of the Second Amendment and Restatement Date, the Final Stage Date Solar Asset Reserve Amount shall be an amount reasonably calculated by the Administrative Agent and provided to the Borrower prior to the Second Amendment and Restatement Date.

“Final Stage Date Solar Loan”shall mean a Solar Loan for which the Related Property is fully installed and has reached the appropriate milestone designation within Parent’s internal system but is not yet placed in service with the applicable utility.

“Financial Covenants” shall have the meaning set forth in the Parent Guaranty.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“First Payment Date Reserve Amount” shall mean, as of any date of determination, the product of (i) the sum of the Interest Distribution Amount, if any, due and payable on the immediately succeeding Payment Date times (ii) the ratio of (x) the aggregate Solar Loan Balance of all Eligible Solar Loans (excluding Final Stage Date Solar Loans and Substantial Stage Date Solar Loans) for which the related Obligor’s first payment under the related Solar Loan has not yet been made as of such date divided by (y) the Aggregate Solar Loan Balance as of such date.

“Floor” shall mean 0.0%.

“Force Majeure Event” shall mean (i) acts of God; (ii) flood, fire, epidemic, earthquake or explosion; (iii) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riots or other civil unrest; (iv) government order or law; (v) actions, embargoes or blockades in effect on or after the date of this Agreement; (vi) action by any governmental authority; (vii) supply chain delays or disruptions; and (viii) strikes, labor stoppages or slowdowns or other industrial disturbances, in each case, that is beyond the reasonable control of the SEI, Parent or Seller, as applicable.

“Funding Agent” shall mean a Person appointed as a Funding Agent for a Lender Group pursuant to Section 7.14.

“GAAP”shall mean generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Borrower’s independent certified public accountants and the Administrative Agent reasonably agree) both as to classification of items and amounts.

“Governmental Authority”shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Green Loan” is defined in Section 10.31.

“Green Loan Principles”shall mean the “Green Loan Principles”, issued in February 2023, by the Loan Market Association (LMA), the Loan Syndications and Trading Association (LSTA) and the Asia Pacific Loan Market Association (APLMA), and the Guidance on Green Loan Principles issued in February 2023 by the LMA, LSTA and APLMA.

“Green Loan Structuring Agent”shall mean ING Capital LLC, together with its successors and assigns in such capacity, appointed by Borrower hereunder to facilitate voluntary alignment by Borrower with the Core Components (as defined in the Green Loan Principles) in connection with this Agreement.

“Grid Services”shall mean any grid services (including, but not limited to, resource adequacy, operating reserves, and load relief), energy services (including, but not limited to, demand reduction, energy injection, and energy consumption) and ancillary services (including, but not limited to, primary and secondary frequency response, frequency regulation, and voltage support).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Grid Services Agreement” shall mean any grid services or similar agreement or addendum providing for Grid Services Revenue entered into by an Obligor.

“Grid Services Revenue” shall mean any payments or revenue received from the sale or provision of Grid Services from an Obligor’s PV System or Energy Storage System to public utilities, independent power producers, retail energy providers, regional transmission organizations, energy trading companies, or other entities from time to time, including, without limitation, pursuant to the Sunnova Connected Solutions program.

“Hedge Agreement” shall mean, collectively, (i) the related ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related Confirmation or (ii) a long form confirmation, in each case in form and substance reasonably acceptable to the Administrative Agent.

“Hedge Counterparty” shall mean the initial counterparty under a Hedge Agreement, and any Qualifying Hedge Counterparty to such Hedge Agreement thereafter.

“Hedge Requirements” shall mean the requirements of the Borrower to, within two (2) Business Days of each Borrowing Date, enter into and maintain according to the provisions hereof (for the avoidance of doubt, including breakage or modification to remain within the required amortizing schedule) one or more interest rate cap agreements for which the strike rate is not more than [***]%, [***]%, or [***]%, so long as all Hedge Agreements then in effect will have the same elected strike rate; provided that if the Borrower elects to reduce the strike rate across its Hedge Agreements, it must elect a rate no less than an amount equal to (i) the then current market rate of the expected amortization schedule minus (ii) [***]%, (x) entered into with a Qualifying Hedge Counterparty and (y) using an amortizing notional balance schedule that is not less than [***]% of the expected amortization schedule of the aggregate outstanding principal balance of the Loan Notes associated with the Advance made on such date (unless the notional amount of such interest rate cap agreements entered into in connection with prior Advances is sufficient to satisfy such notional balance requirement). Notwithstanding the foregoing, a Hedge Agreement may not contain additional termination dates based on the occurrence of a fixed date prior to the Maturity Date. Each interest rate cap agreement entered into in accordance with this definition shall have floating rate payments with a designated maturity of one month, and be on terms and conditions and pursuant to such documentation as shall be reasonably acceptable to the Administrative Agent. Notwithstanding the foregoing, the Borrower may enter into another type of derivative agreement in order to satisfy the Hedge Requirements that the Administrative Agent approves in writing prior to entering into such agreement, provided that such alternative derivative agreement is not materially adverse to the credit position of the Lenders as compared to the credit position of the Lenders under then existing Hedge Requirement.

“Holder Rule” shall mean the Federal Trade Commission Trade Regulation Rule Concerning the Preservation of Consumer’s Claims and Defenses that appears in 16 C.F.R. Part 433.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Impact Reporting Letter”shall mean a letter, as required under Section 10.31(E), provided by the Borrower for the purpose of reporting on the expected impact to be achieved by the use of proceeds in accordance with the ‘Reporting’ component of the Green Loan Principles, substantially in the form of Exhibit K.

“Increased Commitment Date”shall have the meaning set forth in Section 2.16(B)(i).

“Indebtedness” shall mean as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility; (iv) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device (other than in connection with this Agreement); (v) obligations of such Person to pay the deferred purchase price of property or services; (vi) obligations of such Person as lessee under leases which have been or should be in accordance with GAAP recorded as capital leases; (vii) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements, and whether structured as a borrowing, sale and leaseback or a sale of assets for accounting purposes; (viii) any guaranty or endorsement of, or responsibility for, any Indebtedness of the types described in this definition; (ix) liabilities secured by any Lien on property owned or acquired, whether or not such a liability shall have been assumed (other than any Permitted Liens); or (x) unvested pension obligations.

“Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Indemnitees” shall have the meaning set forth in Section 10.5.

“Independent Director” shall have the meaning set forth in Section 5.1(M).

“Independent Energy Storage System” shall mean an Energy Storage System acquired or installed with the proceeds of an ESS Solar Loan.

“ING”shall mean ING Capital LLC.

“ING Committed Lender” shall mean ING.

“ING Funding Agent”shall mean ING Capital LLC, in its capacity as Funding Agent for the ING Lender Group.

“ING Lender Fee Letter”shall mean that certain ING Lender Fee Letter, dated as of the Amendment No. 1 Effective Date, entered into by and among the ING Lender Group, the Administrative Agent, the Borrower and the Servicer, as amended, amended and restated, modified or supplemented from time to time.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“ING Lender Group”shall mean a group consisting of ING and ING Capital LLC, as a Funding Agent for such Lender Group.

“Insolvency Event” shall mean, with respect to any Person:

(i) the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other Debtor Relief Laws in any jurisdiction outside of the United States;

(ii) the commencement of an involuntary case against such Person under the Bankruptcy Code (or other Debtor Relief Laws) and the petition is not controverted or dismissed within sixty (60) days after commencement of the case;

(iii) a custodian (as defined in the Bankruptcy Code) (or equal term under any other Debtor Relief Law) is appointed for, or takes charge of, all or substantially all of the property of such Person;

(iv) such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other Debtor Relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;

(v) such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;

(vi) any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;

(vii) such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or

(viii) such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.

“Insurance Proceeds” shall mean, any funds, moneys or other net proceeds received by the Borrower as the payee in connection with the physical loss or damage to a PV System, including lost revenues through business interruption insurance, or any other incident that will be covered by the insurance coverage paid for and maintained by the Manager on the Borrower’s behalf.

“Interconnection Agreement” shall mean, with respect to a PV System, a contractual obligation between a utility and the Obligor that allows the Obligor to interconnect their PV System to the utility electrical grid.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Intercreditor Agreement”shall mean an intercreditor agreement, by and among the Borrower, the Administrative Agent and the Qualifying Hedge Counterparties party thereto (other than any Lender Affiliate Hedge Counterparty) from time to time, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Interest Accrual Period” shall mean for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date except that the Interest Accrual Period for the initial Payment Date shall be the actual number of days from and including the Closing Date to, but excluding, the initial Payment Date; provided, however, that with respect to any application of Distributable Collections pursuant to Section 2.7(C) on a Business Day other than a Payment Date, the “Interest Accrual Period” shall mean the period from and including the immediately preceding Payment Date to but excluding such Business Day.

“Interest Distribution Amount”shall mean, with respect to the Advances on any date of determination, an amount equal to the sum of (i) the Cost of Funds for the related Interest Accrual Period, as such amount is reported to the Servicer by the Administrative Agent or by the applicable Funding Agent for its Lender Group pursuant to the applicable Fee Letter, (ii) the Usage Fees applicable to each Lender, and (iii) any unpaid Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the rate used to calculate the Cost of Funds plus the Usage Fees applicable to each Lender for such Interest Accrual Period. For the avoidance of doubt, the Interest Distribution Amount shall not constitute “Confidential Information.”

“Interest Proceeds” shall mean, with respect to any Collection Period, without duplication, the sum of:

(a) all payments of interest and other income received by the Borrower during such Collection Period on the Solar Loans (including interest and other income received on Solar Loans that are sold back to Seller during such Collection Period);

(b) all amendment and waiver fees, late payment fees, and other fees and commissions received by the Borrower during such Collection Period; and

(c) any other amounts received by the Borrower that the Servicer has determined in good faith should be treated as Interest Proceeds.

“Intermediate Holdco” shall mean Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.

“Inverter”shall mean, with respect to a PV System, the necessary device required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by an Obligor’s home or property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“ITC Accrual Period”shall mean, for any Solar Loan and on any date of determination, the period starting on such date of determination and ending on the earlier of (a) the date which is 12 months after such date of determination, and (b) the ITC Payment Date for such Solar Loan.

“ITC Payment Amount”shall mean, for any Solar Loan, the scheduled prepayment amount of the Solar Loan associated with an Obligor’s receipt of the investment tax credit, as set forth in the related Solar Loan Contract, as reduced by prepayments in accordance with such Solar Loan Contract.

“ITC Payment Date” shall mean, for any Solar Loan, the scheduled date for the prepayment of the Solar Loan associated with an Obligor’s receipt of the investment tax credit, as set forth in the related Solar Loan Contract.

“Joinder Agreement” shall mean a joinder agreement, substantially in the form attached hereto as Exhibit G.

“Joinder Date”shall mean the date on which any Lender joins the Facility by execution of a Joinder Agreement.

“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.

“Lender Affiliate” shall mean, as applied to any Lender or Administrative Agent, any Approved Fund or Person directly or indirectly controlling (including any member of senior management of such Person), controlled by, or under common control with, such Lender or Administrative Agent. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (a) to vote 20% or more of the Securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise; provided, however, the Apollo Entities (as defined in the definition of “Approved Fund”) and any entity that an Apollo Entity administers, advises, sub-advises, services or manages (other than the Atlas Entities) shall be excluded from the definition of “Lender Affiliate”.

“Lender Affiliate Hedge Counterparty” shall mean any Lender or any Affiliate of any Lender that is a Qualifying Hedge Counterparty and party to a Hedge Agreement with the Borrower; provided that, if a Person ceases to be a Lender or an Affiliate of a Lender, but remains a Qualifying Hedge Counterparty and a party to one or more Hedge Agreements with the Borrower that were entered into prior to such cessation, such Person shall nonetheless remain a Lender Affiliate Hedge Counterparty and a Secured Party, but only with respect to such Hedge Agreements and transactions thereunder that were entered into during or prior to the time such Person ceased to be a Lender or an Affiliate of a Lender.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Lender Group” shall mean a group of Lenders represented by the same Funding Agent.

“Lender Group Advance Percentage” shall mean, for any Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Lender Group, the Advances outstanding of all Lenders in such Lender Group, and the denominator of which is the Maximum Facility Amount for all Lender Groups.

“Lender Group Percentage” shall mean, for any Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Lender Group, the Commitments of all Lenders in such Lender Group, and the denominator of which is the Aggregate Commitments.

“Lender Representative” shall have the meaning set forth in Section 10.16(B).

“Lenders” shall mean each Committed Lender, each Conduit Lender and any other Person that shall have become party hereto pursuant to a Joinder Agreement or an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement.

“Letter of Credit” shall mean any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Borrower to the Administrative Agent in lieu of or in substitution for moneys otherwise required to be deposited in the Liquidity Reserve Account or the Equipment Replacement Reserve Account, as applicable, which Letter of Credit is to be held as an asset of the Liquidity Reserve Account or the Equipment Replacement Reserve Account, as applicable, and which satisfies each of the following criteria: (i) the related account party of which is the Manager or an Affiliate of the Borrower, (ii) is issued for the benefit of the Paying Agent, (iii) has a stated expiration date of at least one hundred eighty (180) days from the date of determination (taking into account any automatic renewal rights), (iv) is payable in Dollars in immediately available funds to the Paying Agent upon the delivery of a draw certificate duly executed by the Paying Agent stating that (A) an Event of Default or Amortization Event has occurred and is continuing or (B) the issuing bank ceased to be an Eligible Letter of Credit Bank and the Letter of Credit has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank within ten (10) Business Days such issuing bank ceasing to be an Eligible Letter of Credit Bank, (v) the funds of any draw request submitted by the Paying Agent in accordance with Sections 8.2(C) and 8.2(D) will be made available in cash no later than two (2) Business Days after the Paying Agent submits the applicable drawing documents to the related Eligible Letter of Credit Bank, and (vi) that has been reviewed by the Administrative Agent and otherwise contains terms and conditions that are acceptable to the Administrative Agent. For purposes of determining the amount on deposit in the Liquidity Reserve Account or the Equipment Replacement Reserve Account, as applicable, the Letter of Credit shall be valued at the amount as of any date then available to be drawn under such Letter of Credit.

“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Liquidation Fee”shall mean for any Interest Accrual Period for which a reduction of the principal balance of the relevant Advance is made for any reason, on any day other than the last day of such Interest Accrual Period, the amount, if any, by which (A) the additional interest (calculated without taking into account any Liquidation Fee or any shortened duration of such Interest Accrual Period) which would have accrued during the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance on the portion of the principal balance so reduced, exceeds (B) the income, if any, received by the Conduit Lender or the Committed Lender which holds such Advance from the investment of the proceeds of such reductions of principal balance for the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance. A statement as to the amount of any Liquidation Fee (including the computation of such amount) shall be submitted by the affected Conduit Lender or Committed Lender to the Borrower and shall be prima facie evidence of the matters to which it relates for the purpose of any litigation or arbitration proceedings, absent manifest error or fraud. Such statement shall be submitted five (5) Business Days prior to such amount being due.

“Liquidity Reserve Account” shall have the meaning set forth in Section 8.2(A)(iii).

“Liquidity Reserve Account Required Balance” shall mean, as of any determination date, an amount equal to the sum of (i) the product of (a) the aggregate outstanding principal balance of all Advances as of such date, times (b) (1) during the Availability Period, 1.00% or (2) after the Availability Period, 0% plus (ii) the Final Stage Date Solar Asset Reserve Amount plus (iii) the Substantial Stage Date Solar Asset Reserve Amount plus (iv) the Capitalized Interest Reserve Required Amount plus (v) the First Payment Date Reserve Amount plus (vi) upon the occurrence and the continuance of a Liquidity Reserve Step-Up Event, the product of (a) the Aggregate Solar Loan Balance as of such date of determination, times (b) [***]%.

“Liquidity Reserve Step-Up Event” shall mean the occurrence of any of the following events:

(i) the Three Month Rolling Average Delinquency Level is greater than [***]%; or

(ii) the Three Month Rolling Average Default Level is greater than [***]%;

provided, that (A) upon the occurrence of a Liquidity Reserve Step-Up Event of the type described in clause (i) above, such Liquidity Reserve Step-Up Event shall terminate on the Payment Date on which the Three Month Rolling Average Delinquency Level is equal to or less than [***]%, and (B) upon the occurrence of a Liquidity Reserve Step-Up Event of the type described in clause (ii) above, such Liquidity Reserve Step-Up Event shall terminate on the Payment Date on which the Three Month Rolling Average Default Level is equal to or less than [***]%.

“Loan Note” shall mean each Loan Note of the Borrower in the form of Exhibit C attached hereto, payable to the order of a Funding Agent for the benefit of the Lenders in such Funding Agent’s Lender Group, in the aggregate face amount of up to such Lender Group’s Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Lenders in such

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Funding Agent’s Lender Group, provided that, for the avoidance of doubt, the issuance of a Loan Note in the form of Exhibit C attached hereto shall be issued at the option and request of each Funding Agent (for the benefit of the Lenders in such Funding Agent’s Lender Group) and not be a requirement to evidence indebtedness of the Borrower owed to such Funding Agent’s Lender Group hereunder.

“Loan Proceeds Account”shall mean the account designated in the Notice of Borrowing as the account into which the proceeds of the Advances are remitted.

“Lockbox Account” shall have the meaning set forth in Section 8.2(A)(i) and shall include any replacement “Lockbox Account” in accordance with the terms hereof.

“Lockbox Agreement” shall mean a Blocked Account Control Agreement, dated as of March 6, 2020, by and among the Borrower, the Lockbox Bank and the Administrative Agent, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, or a replacement agreement among the Borrower, a Lockbox Bank and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

“Lockbox Bank”shall mean JPMorgan Chase Bank, N.A. or another Eligible Institution approved by the Administrative Agent where the Lockbox Account is located.

“Lockbox Bank Withdrawn Amount” shall have the meaning set forth in Section 5.1(T).

“Majority Lenders” shall mean, as of any date of determination, Atlas Funding Agent and Lenders (other than Defaulting Lenders) having Advances (including, for the avoidance of doubt, Advances funded pursuant to Section 2.6(B)) equal to or exceeding fifty percent (50%) of all Advances (other than Advances of Defaulting Lenders); provided further, in all instances, that Atlas Funding Agent shall promptly notify the Lenders of (x) any request for consent of the Majority Lenders received hereunder and (y) the response of the Majority Lenders to such request, and, upon request by any Lender, a written explanation of any grant or denial of such request for consent.

“Management Agreement”shall mean the Amended and Restated Management Agreement, dated as of the Second Amendment and Restatement Date, by and among the Borrower, the Manager, the Transition Manager and the Administrative Agent, as amended, amended and restated, modified or supplemented from time to time.

“Manager” shall have the meaning set forth in the introductory paragraph hereof.

“Manager Extraordinary Expenses” shall mean (a) extraordinary expenses incurred by the Manager in accordance with the Management Standard in connection with (i) its performance of maintenance and operations services on a PV System or Independent Energy Storage System on an emergency basis in order to prevent serious injury, loss or damage to persons or property (including any injury, loss or damage to a PV System or Independent Energy Storage System, as applicable, caused by a Host Customer), (ii) any litigation pursued by the Manager in respect of Manufacturer Warranties, (iii) any litigation pursued by the Manager in respect of a Solar Loan and the related Solar Assets, (iv) the replacement of Inverters or Energy Storage Systems that do

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

not have the benefit of a Manufacturer Warranty, to the extent not reimbursed from the Equipment Replacement Reserve Account, if applicable, or (v) any liquidated damages paid by the Manager to a third party with respect to a Solar Loan and the related Solar Assets to the extent (i) a PV System or Independent Energy Storage System suffers an Event of Loss, (ii) Insurance Proceeds are reduced by any applicable deductible and (iii) the Manager incurs costs related to the repair, restoration, replacement or rebuilding of such PV System or Independent Energy Storage System, as applicable, in excess of the Insurance Proceeds, an amount equal to the lesser of such excess and the applicable deductible.

“Manager Fee”shall have the meaning set forth in Section 2.1(b) of the Management Agreement.

“Manager Termination Event” shall have the meaning set forth in Section 7.1 of the Management Agreement.

“Manufacturer’s Warranty”shall mean any warranty given by a manufacturer of a PV System or Energy Storage System relating to such PV System or Energy Storage System or, in each case, any part or component thereof.

“Margin Stock” shall have the meaning set forth in Regulation U.

“Material Adverse Effect” shall mean, any event or circumstance having a material adverse effect on any of the following: (i) the business, property, operations or financial condition of the Borrower, the Manager, the Servicer, or the Parent, (ii) the ability of the Borrower, the Manager or the Servicer to perform its respective obligations under the Transaction Documents (including the obligation to pay interest that is due and payable), (iii) the validity or enforceability of, or the legal right to collect amounts due under or with respect to, a material portion of the Eligible Solar Loans, or (iv) the priority or enforceability of any liens in favor of the Administrative Agent.

“Maturity Date” shall mean the earliest to occur of (i) the Facility Maturity Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6.2 and (iii) the date of any voluntary termination of the Facility by the Borrower.

“Maximum Facility Amount” or “Maximum Facility Amount for all Lender Groups” shall mean, as of any date of determination, the sum of the Maximum Facility Amounts of each Lender Group set forth in proviso of this definition (such sum being, as of the Amendment No. 1 Effective Date, $1,000,000,000); provided that the Maximum Facility Amount for each Lender Group is set forth on Exhibit D attached hereto.

“Minimum Payoff Amount” shall mean, with respect to Solar Loans subject to a Takeout Transaction (including in connection with a conveyance pursuant to Section 5.2(A)(iii)), an amount of proceeds equal to the sum of (i) the product of the aggregate Solar Loan Balance of such Solar Loans times the Weighted Average Advance Rate then in effect plus (ii) any accrued interest with respect to the amount of principal of Advances being prepaid in connection with such Takeout Transaction, plus (iii) any fees due and payable to any Lender or the Administrative Agent with respect to such Takeout Transaction; provided that if such Takeout Transaction is being undertaken to cure an Event of Default, then the Minimum Payoff Amount shall include such additional proceeds as are necessary to cure such Event of Default, if any.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Monthly Capitalized Interest”shall mean, for any Solar Loan, the product of (a) 1/12, multiplied by (b) the stated interest rate for such Solar Loan, multiplied by (c) such Solar Loan’s ITC Payment Amount.

“Monthly Payment Date” shall mean the Payment Date.

“Monthly Servicer Report” shall have the meaning set forth in the Servicing Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor rating agency.

“Multi-Employer Plan” shall mean a multi-employer plan, as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” shall mean a Single Employer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

“Nationally Recognized Accounting Firm” shall mean (A) PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP and any successors to any such firm and (B) any other public accounting firm designated by the Parent and approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.

“Net Aggregate Solar Loan Balance” shall mean the difference of (x) the Aggregate Solar Loan Balance minus (y) the Excess Concentration Amount.

“Net Hedge Payment” shall mean all amounts due under any Hedge Agreement less all amounts received under any Hedge Agreement, whether the result is positive or negative.

“Non-Consenting Lender” shall mean any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 10.2 and (b) has been approved by the Required Lenders.

“Non-Performing Solar Loan” shall mean a Solar Loan that was classified as a Re-Performing Solar Loan but ceases to be a Re-Performing Solar Loan in accordance with the definition thereof.

“Notice of Borrowing”shall have the meaning set forth in Section 2.4(A).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Obligations” shall mean and include, with respect to the Borrower, all loans, advances, debts, liabilities, obligations, covenants and duties owing by such Person to the Administrative Agent, any Funding Agent, the Paying Agent, the Back-Up Servicer, the Transition Manager, any Secured Hedge Counterparty or any Lender of any kind or nature, present or future, arising under this Agreement, the Loan Notes, the Security Agreement, any of the other Transaction Documents or any other instruments, documents or agreements executed and/or delivered in connection with any of the foregoing, whether or not for the payment of money, whether arising by reason of an extension of credit, the issuance of a letter of credit, a loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising. The term includes the principal amount of all Advances, together with interest, charges, expenses, fees, attorneys’ and paralegals’ fees and expenses, any other sums chargeable to the Borrower under this Agreement or any other Transaction Document pursuant to which it arose.

“Obligor” shall mean an obligor under a Solar Loan.

“Obligor Payments” shall mean with respect to a Solar Loan, all principal, interest, fees and other payments due from an Obligor under or in respect of such Solar Loan.

“OFAC” shall have the meaning set forth in Section 4.1(S).

“Officer’s Certificate” shall mean a certificate signed by an authorized officer of an entity.

“Original Credit Agreement” shall have the meaning set forth in the recitals.

“Original Parent Guaranty” shall mean the Third Amended and Restated Limited Performance Guaranty, dated as of June 27, 2019, by the Parent, for the benefit of the Borrower and the Administrative Agent.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance or Transaction Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment that is not made pursuant to Section 2.17(A).

“Parent” shall mean Sunnova Energy Corporation, a Delaware corporation.

“Parent Guaranty” shall mean the Fourth Amended and Restated Limited Performance Guaranty, dated as of the Second Amendment and Restatement Date, by the Parent for the benefit of the Borrower and the Administrative Agent.

“Participant” shall have the meaning set forth in Section 10.8.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Participant Register” shall have the meaning set forth in Section 10.8.

“Parts”shall mean components of a PV System.

“Patriot Act” shall have the meaning set forth in Section 10.18.

“Paying Agent”shall have the meaning set forth in the introductory paragraph hereof.

“Paying Agent Account”shall have the meaning set forth in Section 8.2(A)(v).

“Paying Agent Fee” shall mean a fee payable by the Borrower to the Paying Agent as set forth in the Paying Agent Fee Letter.

“Paying Agent Fee Letter” shall mean that certain letter agreement, dated as of February 28, 2017, between the Borrower and the Paying Agent, as amended, amended and restated, modified or supplemented from time to time.

“Paying Agent Fee Rate” shall have the meaning set forth in the Paying Agent Fee Letter.

“Payment Date”shall mean the 20th day of each calendar month or, if such 20th day is not a Business Day, the next succeeding Business Day.

“Payment Facilitation Agreement” shall mean each modification, waiver or amendment agreement (including a replacement Solar Loan) entered into by the Servicer in accordance with the Servicing Standard (as defined in the Servicing Agreement) and the Servicing Agreement on behalf of the Borrower relating to a Solar Loan.

“Payment Recipient” shall have the meaning set forth in Section 7.27(A).

“Permits” shall mean, with respect to any PV System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System.

“Permitted Assignee” shall mean (a) any Lender, (b) any Lender Affiliate, (c) any Approved Fund, and (d) any Program Support Provider for any Conduit Lender, an Affiliate of any Program Support Provider, or any commercial paper conduit administered, sponsored or managed by a Lender or to which a non-Conduit Lender provides liquidity support, an Affiliate of a Lender or an Affiliate of an entity that administers or manages a Lender or with respect to which the related Program Support Provider of such commercial paper conduit is a Lender.

“Permitted Indebtedness” shall mean Indebtedness under the Transaction Documents.

“Permitted Investments” shall mean any one or more of the following obligations or securities: (i) (a) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (c) evidence of ownership of a proportionate interest in specified obligations described in (a) and/or (b) above; (ii) demand, time deposits, money market deposit accounts, certificates of deposit of, and federal funds sold by, depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of a relevant Borrower’s investment or contractual commitment to invest therein, a short term unsecured debt rating of “A-1” by S&P; (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a rating of no less than “A-1+” by S&P and a maturity of no more than 365 days; (iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Parent), incorporated under the laws of the United States of America or any state thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of “A-1” by S&P; (v) money market mutual funds, or any other mutual funds registered under the 1940 Act which invest only in other Permitted Investments, having a rating, at the time of such investment, in the highest rating category by S&P; (vi) money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof will be rated “A-1+” by S&P, including proprietary money market funds offered or managed by Wells Fargo Bank, National Association or an Affiliate thereof; (vii) repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to repurchase such obligations at the time have a credit rating of no less than the A-1 by S&P; and (viii) any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than the A-1 by S&P, in each case denominated in or redeemable in Dollars.

“Permitted Investor” shall mean collectively, Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP, Energy Capital Partners-D, LP, Quantum Strategic Partners and each of their Permitted Transferees (as defined in the Investors Agreement, dated as of March 29, 2018, by and among the Parent and the other signatories thereto).

“Permitted Liens” shall mean (i) any lien for taxes, assessments and governmental charges or levies owed by the applicable asset owner and not yet due and payable or which are being contested in good faith, (ii) Liens in favor of the Administrative Agent (or in favor of the Borrower and created pursuant to the Transaction Documents), (iii) solely in the case of Final Stage Date

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Solar Loans and Substantial Stage Date Solar Loans, workmen’s, mechanic’s, or similar statutory Liens securing obligations owing to approved channel partners (or subcontractors of channel partners) which are not yet due or for which reserves in accordance with GAAP have been established; provided that any such Solar Asset shall be classified as a Defective Solar Loan if not resolved within sixty (60) days of such Solar Asset receiving permission to operate from the applicable Governmental Authority, and (iv) to the extent a PV System or Energy Storage System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC fixture filing (or jurisdictional equivalent) so long as any such lien does not adversely affect the rights of the Borrower of the Administrative Agent.

“Person” shall mean any individual, corporation (including a business trust), partnership, limited liability company, joint-stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.

“Plan”shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Borrower or any Affiliate may have any liability.

“Pledge Agreement” shall mean the Amended and Restated Pledge Agreement, dated as of the Second Amendment and Restatement Date, by the Seller in favor of the Administrative Agent, as amended, amended and restated, modified or supplemented from time to time.

“Portal Provider” shall have the meaning set forth in Section 10.3(E).

“Potential Amortization Event”shall mean any event or condition which with notice, passage of time or both would constitute an Amortization Event.

“Potential Default” shall mean any event or condition which with notice, passage of time or both would constitute an Event of Default.

“Program Support Provider”shall mean and includes any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) in support of commercial paper issued, directly or indirectly, by such Conduit Lender in order to fund Advances made by such Conduit Lender hereunder or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such Conduit Lender’s or such related issuer’s commercial paper program, but only to the extent that such letter of credit, surety bond, or other instrument supported either Commercial Paper issued to make Advances hereunder or was dedicated to that Program Support Provider’s support of the Conduit Lender as a whole rather than one particular issuer within such Conduit Lender’s commercial paper program.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“PV Solar Loan”shall mean a Solar Loan used to finance the acquisition and installation of a PV System and, if applicable, any Ancillary PV System Components.

“PV System”shall mean a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, any Energy Storage System installed in connection therewith, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time).

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning set forth in Section 10.27 hereof.

“Qualifying Hedge Counterparty” shall mean a counterparty which at all times satisfies all then applicable counterparty criteria of S&P or Moody’s for eligibility to serve as counterparty under a structured finance transaction rated “[***]”, in the case of S&P or “[***]”, in the case of Moody’s, provided that, for the avoidance of doubt, the parties hereto agree that as of the Second Amendment and Restatement Date, Credit Suisse International meets such requirement and will continue to constitute a Qualifying Hedge Counterparty hereunder so long as it continues to meet such requirement.

“Racking System”shall mean, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the Obligor site where the PV System is located.

“RBC Committed Lender” shall mean Royal Bank of Canada and each other entity acting as Committed Lender in the RBC Lender Group identified as such on the applicable Joinder Agreement or Assignment Agreement or that becomes a Committed Lender in the RBC Lender Group pursuant to Section 10.8.

“RBC Conduit Lender”shall mean Thunder Bay Funding LLC.

“RBC Funding Agent”shall mean Royal Bank of Canada, in its capacity as Funding Agent for the RBC Lender Group.

“RBC Lender Fee Letter” shall mean that certain Amended and Restated Fee Letter, dated as of the Second Amendment and Restatement Date, entered into by and among the Administrative Agent, the RBC Committed Lender, the RBC Funding Agent, the RBC Conduit Lender, the Borrower and the Servicer, as amended, amended and restated, modified or supplemented from time to time.

“RBC Lender Group” shall mean a group consisting of the RBC Conduit Lender, the RBC Committed Lender and RBC Funding Agent, as a Funding Agent for such Lenders.

“Rebate”shall mean any rebate by an electric distribution company, or state or local governmental authority or quasi-governmental agency as an inducement to install or use a PV System, paid upon such PV System being placed in service.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Recipient” shall mean the Administrative Agent, the Lenders or any other recipient of any payment to be made by or on account of any obligation of the Borrower under this Agreement or any other Transaction Document.

“Reference Time” shall mean, with respect to any setting of the then-current Benchmark, (1) if such Benchmark is Term SOFR, the SOFR Determination Time, and (2) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“Refund Price” shall have the meaning set forth in the Sale and Contribution Agreement.

“Register” shall have the meaning set forth in Section 10.8.

“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Related Property” shall mean, with respect to a Solar Loan, the PV System or Energy Storage System, as applicable, Rebates and any other property or other assets of the Obligor and all proceeds thereof pledged as collateral to secure the repayment of such Solar Loan.

“Relevant Governmental Body”shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor of any of the foregoing.

“Re-Performing Solar Loan” shall mean a Solar Loan that is classified as a Defaulted Solar Loan solely pursuant to clause (i) of the definition thereof that, no later than sixty (60) days after the date on which such Solar Loan became a Defaulted Solar Loan, becomes current in accordance with the Customer Credit and Collection Policy so long as such Solar Loan does not become a Defaulted Solar Loan pursuant to any other clause of the definition thereof and the related Obligor continues to make all contractual payments in accordance with terms of the related Solar Loan Contract, including any modified repayment plan thereunder.

“Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.

“Required Lenders” shall mean, as of any date of determination, Lenders (other than Defaulting Lenders) having Advances (including, for the avoidance of doubt, Advances funded pursuant to Section 2.6(B)) equal to or exceeding sixty-six percent (66.0%) of all Advances (other than Advances of Defaulting Lenders); provided further, in all instances, that the Administrative Agent shall promptly notify the Lenders of (x) any request for consent of the Required Lenders received hereunder and (y) the response of the Required Lenders to such request, and, upon request by any Lender, a written explanation of any grant or denial of such request for consent.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Required Lockbox Reserve Amount”shall have the meaning set forth in Section 8.2(E).

“Responsible Officer” shall mean, (x) with respect to the Paying Agent, the Transition Manager and the Back-Up Servicer, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement or the Servicing Agreement or the Management Agreement, as applicable; and (y) with respect to any other party hereto, any corporation, limited liability company or partnership, the chairman of the board, the president, any vice president, the secretary, the treasurer, any assistant secretary, any assistant treasurer, managing member and each other officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the board of directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with the Transaction Documents on behalf of such corporation, limited liability company or partnership, as the case may be, and who is authorized to act therefor.

“S&P”shall mean Standard and Poor’s Rating Group, a division of Standard & Poor’s Financial Services, LLC, or any successor rating agency.

“Sale and Contribution Agreement” shall mean the Amended and Restated Sale and Contribution Agreement, dated as of the Second Amendment and Restatement Date, by and between the Seller and the Borrower, as amended, amended and restated, modified or supplemented from time to time.

“Schedule of Eligible Solar Loans” shall mean, as the context may require, the schedule of Eligible Solar Loans, which schedule may be updated from time to time in accordance with the terms of this Agreement.

“Scheduled Commitment Termination Date” shall mean, unless otherwise extended pursuant to and in accordance with Section 2.14, the Payment Date occurring in May 2025.

“Second Amendment and Restatement Date” shall mean August 2, 2023.

“Second Amendment and Restatement Date Flow of Funds Memorandum”shall mean a flow of funds memorandum in respect of the distribution of the proceeds of the Advance made on the Second Amendment and Restatement Date approved by the Borrower.

“Second Amendment and Restatement Documents” shall have the meaning set forth in Section 3.1(A).

“Secured Hedge Counterparties” means (i) each Lender Affiliate Hedge Counterparty, (ii) each Hedge Counterparty that is a Qualifying Hedge Counterparty and that has become party to an Intercreditor Agreement (or a joinder thereto) and (iii) Credit Suisse International, so long as it has one or more Hedge Agreements in place with the Borrower and continues to meet the requirements to constitute a Qualifying Hedge Counterparty.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Secured Parties”shall mean the Administrative Agent, each Lender and each Secured Hedge Counterparty, provided that, for the avoidance of doubt, a Hedge Counterparty that has ceased to be a Secured Hedge Counterparty shall continue to be a Secured Party hereunder until the effectiveness of the assignment, novation or replacement of its Hedge Agreement pursuant to Section 6.1(M).

“Security Agreement” shall mean the Amended and Restated Security Agreement, dated as of the Second Amendment and Restatement Date, executed and delivered by the Borrower in favor of the Administrative Agent, for the benefit of the Secured Parties, as amended, amended and restated, modified or supplemented from time to time.

“SEI” shall mean Sunnova Energy International Inc., a Delaware corporation.

“Seller”shall have the meaning set forth in the introductory paragraph hereof.

“Service Incentives” shall mean payments paid by a state or local Governmental Authority, a utility or grid operator, a community choice aggregator or any other Person that administers a program or arrangement in respect of any PV System or Energy Storage System, as applicable, in connection with any demand response programs, grid services, or any other program or arrangement utilized for the purpose of maintaining the reliability of the electrical grid to the owner thereof.

“Service Incentives Agreement” shall mean any grid services or similar agreement providing for Service Incentives Rebates entered into by an Obligor.

“Service Incentives Rebates” shall mean any amounts credited to or paid to an Obligor (other than by the Borrower) in exchange for such Obligor permitting the related PV System and/or Energy Storage System to participate in a program or arrangement pursuant to which Service Incentives are generated, as set forth in the related Service Incentives Agreement entered into by such Obligor.

“Servicer”shall have the meaning set forth in the introductory paragraph hereof.

“Servicer Extraordinary Expenses”shall mean extraordinary expenses incurred by the Servicer in accordance with the Servicing Standard in connection with any litigation, arbitration or enforcement proceeding pursued by the Servicer in respect of a Solar Loan.

“Servicer Fee”shall have the meaning set forth in Section 2.1(b) of the Servicing Agreement.

“Servicer Termination Event” shall have the meaning set forth in Section 7.1 of the Servicing Agreement.

“Servicing Agreement”shall mean the Second Amended and Restated Servicing Agreement, dated as of the Second Amendment and Restatement Date, by and among the Borrower, the Servicer, the Back-Up Servicer and the Administrative Agent, as amended, amended and restated, modified or supplemented from time to time.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Single Employer Plan”shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multi-Employer Plan, that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate may have liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“SMBC Committed Lender” shall mean Sumitomo Mitsui Banking Corporation~~.~~ and each other entity acting as Committed Lender in the SMBC Lender Group identified as such on the applicable Joinder Agreement or Assignment Agreement or that becomes a Committed Lender in the SMBC Lender Group pursuant to Section 10.8.

“SMBC Conduit Lender”shall mean Manhattan Asset Funding Company LLC.

“SMBC Funding Agent”shall mean SMBC Nikko Securities America, Inc., in its capacity as Funding Agent for the SMBC Lender Group.

“SMBC Lender Fee Letter” shall mean that certain Amended and Restated Fee Letter, dated as of the Second Amendment and Restatement Date, entered into by and among the Administrative Agent, the SMBC Committed Lender, the SMBC Funding Agent, the SMBC Conduit Lender, the Borrower and the Servicer, as amended, amended and restated, modified or supplemented from time to time.

“SMBC Lender Group” shall mean a group consisting of the SMBC Conduit Lender, the SMBC Committed Lender and SMBC Funding Agent, as a Funding Agent for such Lenders.

“SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website”shall mean the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Business Day”shall mean a day on which banks are open for dealing in foreign currency and exchange in London, New York City and Washington, D.C.

“SOFR Determination Time”shall mean 3:00 P.M. (New York time) on the second U.S. Government Securities Business Day prior to the commencement of the related Interest Accrual Period, at which time Term SOFR is published on the Federal Reserve Bank of New York’s Website.

“Solar Asset”shall mean, with respect to a Solar Loan, the right title and interest in:

(i) the Related Property related to such Solar Loan;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) the Ancillary Solar Agreements related to such Solar Loan, along with any other electronic or paper documents, files and records that the Seller or Servicer has kept or may keep with respect to such Solar Loan in accordance with its usual and customary procedures;

(iii) all Collections received with respect to such Solar Loan on or after the date of sale to the Borrower, including any payments of principal and interest, and other payments from or for the account of the obligors thereon; and

(iv) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

“Solar Loan”shall mean a Solar Loan Contract the proceeds of which are primarily used to finance such Obligor’s purchase and/or installation of a PV System or Independent Energy Storage System which is subsequently acquired by Parent and sold to Seller and then sold to Borrower. For the avoidance of doubt, the proceeds of any Solar Loan may additionally finance Ancillary PV System Components incurred in combination with the installation of the related PV System or Independent Energy Storage System.

“Solar Loan Balance” shall mean, with respect to any Solar Loan, as of any date of determination, the outstanding principal balance under the related Solar Loan, excluding any capitalized interest; provided that, with respect to any Substantial Stage Date Solar Loan for which the Substantial Stage Date Advance Rate is determined by reference to the proviso to the definition of “Substantial Stage Date Advance Rate”, the Solar Loan Balance shall be equal to the amount disbursed to channel partners for services rendered on the applicable Solar Loan Contract.

“Solar Loan Contract”shall mean the loan and security agreement, home improvement agreement, retail installment and security agreement, or other substantially similar agreement extending consumer credit entered into among the Obligor and an approved channel partner or Parent on an Approved Form evidencing a Solar Loan. Notwithstanding the foregoing, in no event shall the term “Solar Loan Contract” include any Grid Services Agreement.

“Solar Loan Servicing Files”shall mean such files, documents, and computer files (including those documents comprising the Custodian File) necessary for the Servicer to perform the services described in the Servicing Agreement.

“Solar Photovoltaic Panel” shall mean, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun’s light.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Solvent” shall mean, with respect the Borrower, that as of the date of determination, both (a)(i) the sum of such entity’s debt (including contingent liabilities) does not exceed the present fair saleable value of such entity’s present assets; (ii) such entity’s capital is not unreasonably small in relation to its business as contemplated on the Amendment No. 1 Effective Date; and (iii) such entity has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such entity is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“SREC”shall mean a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a State’s renewable portfolio standard.

“Subsidiary”shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Person’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.

“Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination the product (i) 11, multiplied by (ii) the sum of (a) the Interest Distribution Amount due and payable on such date and (b) the Net Hedge Payments due and payable on such date, multiplied by (iii) the ratio of (x) the aggregate principal balance of all Advances related to all Substantial Stage Date Solar Loans as of such date divided by (y) the aggregate principal balance of all Advances outstanding as of such date.

“Substantial Stage Date Solar Loan” shall mean a Solar Loan with respect to which the Related Property has not yet been installed but for which the Parent or an Affiliate thereof has issued a “notice to proceed” confirming that the Obligor has signed a Solar Loan Contract and a channel partner has submitted a final design proposal and such proposal has been approved by the Parent or an Affiliate thereof.

“Substantial Stage Date Solar Loan Advance Rate” shall mean, for each Eligible Solar Loan that is a Substantial Stage Date Solar Loan and only for so long as such Eligible Solar Loan is a Substantial Stage Date Solar Loan, the product of [***]% times the applicable percentage determined in

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

accordance with the schedule set forth in the definition of “Advance Rate”; provided that if the product of [***]% times the amount disbursed to channel partners for services rendered on the applicable Solar Loan Contract is less than the product of [***]% times the applicable percentage determined in accordance with the schedule set forth in the definition of “Advance Rate”times the outstanding principal balance under the related Solar Loan, the Substantial Stage Date Solar Loan Advance Rate shall be equal to [***]%.

“Successor Manager” shall mean a successor Manager appointed pursuant to the Management Agreement.

“Successor Servicer”shall have the meaning set forth in the Servicing Agreement.

“Sunnova Credit Facility” shall mean any financing agreement providing extensions of credit to the Parent or its Subsidiaries in which the Administrative Agent or its affiliates is a lender, agent or noteholder thereunder.

“Sunnova Management” shall have the meaning set forth in the preamble.

“Sunnova Tracking System”shall mean the internal Solar Asset tracking system maintained by the Borrower or an Affiliate thereof for the purpose of identifying the amounts payable under a Solar Loan Contract that relate to a PV System, an Energy Storage System (if any) and any Ancillary PV System Components.

“Supported QFC” shall have the meaning set forth in Section 10.27 hereof.

“Takeout Agreements”shall mean agreements, instruments, documents and other records entered into in connection with a Takeout Transaction.

“Takeout Transaction”shall mean (x) any sale, assignment or other transfer of Solar Loans and the related Solar Assets and related Collateral by the Borrower to any of its Affiliates (including a special purpose bankruptcy remote subsidiary of the Seller) or to a third party, in each case, in an arms’ length transaction, which Collateral is used to secure or provide for the payment of amounts owing (or to be owing) or expected as a result of the issuance of equity or debt securities or other Indebtedness by a Person other than the Borrower that are backed by such Collateral (a “Financing Transaction”); provided, that immediately after giving effect to such Financing Transaction, (i) no Event of Default exists (unless such Event of Default would be cured by application of the net proceeds of such Financing Transaction), (ii) an amount equal to the greater of $[***] or the Minimum Payoff Amount for the Solar Loans and related Solar Assets removed from the Borrower in the Financing Transaction shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.7(C), (iii) there are no selection procedures utilized which are materially adverse to the Lenders with respect to those Solar Loans and related Solar Assets assigned by the Borrower in the Financing Transaction (it being understood that this clause (iii) shall not prohibit the consummation of a Financing Transaction that does not include Energy Storage Systems) and (iv) such Financing Transaction is not guaranteed by and has no material recourse to the Borrower (except that such assets are being sold and assigned by it free and clear of all Liens) or to the Seller, (y) a financing arrangement, securitization, sale or other disposition of Solar Loans and related Solar Assets and related Collateral entered into by the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Borrower or any of its Affiliates other than under this Agreement so long as (1) all proceeds of such transaction shall have been deposited into the Takeout Transaction Account and (2) all Obligations shall have been paid down to zero, or (z) any other financing arrangement, securitization, sale or other disposition of Solar Loans and the related Solar Assets and related Collateral (either directly or through the sale or other disposition of the Capital Stock of the Borrower) entered into by the Borrower or any of its Affiliates other than under this Agreement that is not a Financing Transaction and that has been consented to in writing by the Required Lenders.

“Takeout Transaction Account” shall have the meaning set forth in Section 8.2(A)(v).

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” shall mean, for the Corresponding Tenor (and determined as of the applicable SOFR Determination Time) the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. So long as the Available Tenor is one month, Term SOFR for any Interest Accrual Period shall mean the per annum rate equal to the offered rate which appears on the Bloomberg ticker which displays the one month term SOFR as determined by the Term SOFR Administrator (such ticker currently being Bloomberg ticker SR1M) and currently listed on the CME Group website: https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html; provided, however, that if as of any SOFR Determination Time the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then “Term SOFR” will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such SOFR Determination Time.

“Term SOFR Administrator” shall mean CME Group (or such other person that takes over the determination of such rate as recommended by the SOFR Administrator).

“Term SOFR Reference Rate”shall mean the forward-looking term rate based on SOFR.

“Three Month Rolling Average Default Level” shall mean, for any Payment Date, the average of the Default Levels for the last three (3) Collection Periods.

“Three Month Rolling Average Delinquency Level” shall mean, for any Payment Date, the average of the Delinquency Levels for the last three (3) Collection Periods.

“Total Equipment Cost”shall mean for any Solar Loan, the sum of all costs that relate to the equipment for the related PV System and/or Energy Storage System in each case inclusive of any Ancillary PV System Components.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Transaction Documents” shall mean this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement, each Fee Letter, the Paying Agent Fee Letter, the Servicing Agreement, the Management Agreement, the Custodial Agreement, the Sale and Contribution Agreement, the Lockbox Agreement, the Parent Guaranty, each Hedge Agreement, any Intercreditor Agreement and any other agreements, instruments, certificates or documents delivered hereunder or thereunder or in connection herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.

“Transfer Date” shall mean the date set forth in the relevant Transfer Certificate (as defined in the Sale and Contribution Agreement).

“Transferable Solar Loan” shall mean any Solar Loan that constitutes a Defaulted Solar Loan, or Delinquent Solar Loan.

“Transition Manager” shall mean Wells Fargo Bank, National Association, a national banking association, in its capacity as Transition Manager under the Management Agreement and/or any other Person or entity performing similar services for the Borrower which has been approved in writing by the Administrative Agent.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.

“Underwriting and Reassignment Credit Policy”shall mean the Servicer’s internal underwriting and reassignment policy attached as Exhibit D to the Servicing Agreement.

“United States”shall mean the United States of America.

“U.S. Government Securities Business Day” shall mean any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“U.S. Person” shall mean any Person who is a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Special Resolution Regime” shall have the meaning set forth in Section 10.27 hereof.

“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.15(G)(ii)(b)(3).

“Undisclosed Administration” shall mean, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if Applicable Law requires that such appointment not be disclosed.

“Unused Line Fee” shall have the meaning set forth in Section 2.5(A).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Unused Line Fee Percentage”shall mean, with respect to any calendar month, (i) if the average Usage Percentage is less than 50.00% during such calendar month, [***]% per annum, and (ii) if the Usage Percentage is greater than or equal to 50.00% during such calendar month, [***]% per annum.

“Unused Portion of the Commitments” shall mean, with respect to a Lender Group on any day, the excess of (x) the Commitment of the Committed Lender in such Lender Group as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Advances of all of the Lenders in such Lender Group as of 5:00 P.M. (New York City time) on such day.

“Usage Fee” shall mean, with respect to all Advances, the product of (i) the Usage Fee Rate for the applicable Lender, times (ii) the daily average outstanding principal balance of all Advances during the related Interest Accrual Period, times (iii) the actual number of days in such Interest Accrual Period, divided by 360. For the avoidance of doubt, Usage Fees do not constitute “Confidential Information”.

“Usage Fee Rate”shall mean, for each Lender and for each Advance funded by such Lender (without duplication), the meaning set forth in the Fee Letter to which such Lender is a party.

“Usage Percentage” shall mean, as of any date of determination, a percentage equal to (i) the daily average outstanding principal balance of all Advances during the related Interest Accrual Period divided by (ii) the Aggregate Commitments as of such date.

“Weighted Average Advance Rate” shall mean, as of any date of determination with respect to all Eligible Solar Loans, the number obtained by (a) summing the products obtained by multiplying (i) the Advance Rate applicable to each such Eligible Solar Loan times (ii) the portion of the Aggregate Solar Loan Balance attributable to such Eligible Solar Loan and (b) dividing such sum by the Aggregate Solar Loan Balance as of such date of determination.

“Wells Fargo Indemnified Parties” shall have the meaning set forth in Section 9.5 hereof

“Zions”shall mean Zions Bancorporation, N.A.

“Zions Funding Agent”shall mean Zions Bancorporation, N.A., in its capacity as Funding Agent for the Zions Lender Group.

“Zions Lender Fee Letter”shall mean that Amended and Restated Zions Lender Fee Letter, dated as of the Second Amendment and Restatement Date, entered into by and among the Zions Lender Group, the Administrative Agent, the Borrower and the Servicer, as amended, amended and restated, modified or supplemented from time to time.

“Zions Lender Group”shall mean a group consisting of Zions and Zions Bancorporation, N.A., as a Funding Agent for such Lender Group.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT B-1

FORM OF BORROWING BASE CERTIFICATE

BORROWING BASE CERTIFICATE

SUNNOVA EZ-OWN PORTFOLIO, LLC

[     ], 20[_]

In connection with that certain Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the definitions given thereto in the Credit Agreement), by and among Sunnova EZ-Own Portfolio, LLC, as Borrower (the “Borrower”), Sunnova SLA Management, LLC, as Manager and as Servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, Atlas Securitized Products Holdings, L.P., as administrative agent for the Lenders, Wells Fargo Bank, National Association, as Paying Agent, and U.S. Bank National Association, as Custodian, the Borrower hereby certifies that:

1. The sum of all outstanding Advances will not exceed the then Aggregate Commitment [plus any Advances approved in excess of such Aggregate Commitment pursuant to Section 2.16(A) of the Credit Agreement], after giving effect to the Advance requested in the attached Borrowing Notice.

2. The attached Schedule I sets forth the borrowing base calculations reflecting a Borrowing Base that equals or exceeds the sum of the outstanding Advances after giving effect to the Advance requested (the “Borrowing Base Calculations”) and provides all data used, in Excel format, to calculate the foregoing as of the Borrowing Date and the computations reflected in the Borrowing Base Calculations are true, correct and complete.

3. The attached Schedule II set forth the Excess Concentration Amount calculations (the “Excess Concentration Amount Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Excess Concentration Amount Calculation are true, correct and complete.

4. Each Solar Loan included in the Borrowing Base Calculations constitutes an Eligible Solar Loan as of the date hereof and the Excess Concentration Amount Calculation has been computed based on the information known to Borrower or Servicer as of the date hereof.

Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower

By:
Name:
Title:

Exhibit B-1-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE I

Borrowing Base Calculation

1. The Aggregate Solar Loan Balance	$	_____________

2. Excess Concentration Amount (see Line 77 of Schedule II)	$	_____________

3. Line 1 minus Line 2	$	_____________

4. Line 3 times [__]% (the “Borrowing Base”)[1]	$	_____________

5. Maximum Facility Amount	$	[_	]

6. The lesser of Line 4 or Line 5	$	_____________

[1]	Applicable Weighted Average Advance Rate to be inserted.

Exhibit B-1-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE II

Excess Concentration Amount Calculation

1. Aggregate Solar Loan Balance	$	____________
2. The aggregate Solar Loan Balance for Eligible Solar Loans in which the related Obligor had a FICO score of less than [***] at the time of origination	$	_____________
3. Line 1 times [***]%	$	_____________
4. Line 2 minus 3 (enter $0 if less than $0)	$	_____________
5. The aggregate Solar Loan Balance for Eligible Solar Loans in which the related Obligor had a FICO score of less than [***] at the time of origination	$	_____________
6. Line 1 times [***]%	$	_____________
7. Line 5 minus Line 6 (enter $0 if less than $0)	$	_____________
8. The aggregate Solar Loan Balance for Eligible Solar Loans in which the related Obligor resides in the state or territory in the United States with the highest concentration of Obligors measured by the aggregate Solar Loan Balance in each state and the Aggregate Solar Loan Balance	$	_____________
9. Line 1 times [***]%	$	_____________
10. Line 8 minus Line 9 (enter $0 if less than $0)	$	_____________
11. The aggregate Solar Loan Balance for all Eligible Solar Loans the related PV System of which is interconnected to the utility with the highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance	$	_____________
12. Line 1 times [***]%	$	_____________
13. Line 11 minus Line 12 (enter $0 if less than $0)	$	_____________
14. The aggregate Solar Loan Balance for all Eligible Solar Loans the related PV System of which is interconnected to any one of the two utilities with the first and second highest concentration of interconnected PV Systems measured by the Aggregate Solar Loan Balance	$	_____________
15. Line 1 times [***]%	$	_____________
16. Line 14 minus Line 15 (enter $0 if less than $0)	$	_____________
17. The aggregate Solar Loan Balance for all Eligible Solar Loans for which the Related Property is located in the U.S. Virgin Islands	$	_____________
18. Line 1 times [***]%	$	_____________
19. Line 17 minus Line 18 (enter $0 if less than $0)	$	_____________
20. The aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor was not a resident of any state of the United States or, with respect to any ESS Solar Loan or any PV Solar Loan for which the Related Property includes an Energy Storage System, an Approved U.S. Territory at the time of origination;	$	_____________

Exhibit B-1-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

21. The aggregate Solar Loan Balance for all Eligible Solar Loans relating to the approved channel partner (other than Trinity Solar, Inc.) with the highest originations measured by the Aggregate Solar Loan Balance	$	_____________
22. Line 1 times [***]%	$	_____________
23. Line 21 minus Line 22 (enter $0 if less than $0)	$	_____________
24. The aggregate Solar Loan Balance for all Eligible Solar Loans relating to the three approved channel partners (other than Trinity Solar, Inc.) with the first, second, and third highest originations measured by the Aggregate Solar Loan Balance	$	_____________
25. Line 1 times [***]%	$	_____________
26. Line 24 minus Line 25 (enter $0 if less than $0)	$	_____________
27. The aggregate Solar Loan Balance for Eligible Solar Loans relating to any one Obligor which exceeds the lesser of (i) [***] percent ([***]%) of the Aggregate Commitments and (ii) U.S. Dollar equivalent of [***] Swiss Francs (calculated at the rate of exchange at which, in accordance with normal banking procedures, the Administrative Agent could purchase with U.S. Dollars, Swiss Francs in New York City, New York, at the close of business on the day prior to such date of determination	$	_____________
28. The aggregate Solar Loan Balance for all Eligible Solar Loans that are ESS Solar Loans for which the Related Property is located in a state of the United States or an Approved U.S. Territory	$	_____________
29. Line 1 times [***]%	$	_____________
30. Line 28 minus Line 29 (enter $0 if less than $0)	$	_____________
31. The aggregate Solar Loan Balance for all Eligible Solar Loans for which the Related Property is located in Puerto Rico	$	_____________
32. Line 1 times [***]%	$	_____________
33. Line 31 minus Line 32 (enter $0 if less than $0)	$	_____________
34. The aggregate Solar Loan Balance for all Eligible Solar Loans the approved channel partner of which is Trinity Solar, Inc.	$	_____________
35. Line 1 times [***]%	$	_____________
36. Line 34 minus Line 35 (enter $0 if less than $0)	$	_____________
37. The aggregate Solar Loan Balance for all Eligible Solar Loans that are PV Solar Loans for which the Related Property includes an Energy Storage System	$	_____________
38. Line 1 times [***]%	$	_____________
39. Line 37 minus Line 38 (enter $0 if less than $0)	$	_____________

Exhibit B-1-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

40. The aggregate Solar Loan Balance for all Eligible Solar Loans that are Substantial Stage Date Solar Loans	$	_____________
41. Line 1 times [***]%	$	_____________
42. Line 40 minus Line 41 (enter $0 if less than $0)	$	_____________
43. The aggregate Solar Loan Balance for all Eligible Solar Loans that are Final Stage Date Solar Loans	$	_____________
44. Line 1 times [***]%	$	_____________
45. Line 43 minus Line 44 (enter $0 if less than $0)	$	_____________
46. The aggregate Solar Loan Balance of all Eligible Solar Loans that are Substantial Stage Date Solar Loans or Final Stage Date Solar Loans	$	_____________
47. Line 1 times [***]%	$	_____________
48. Line 46 minus Line 47 (enter $0 if less than $0)	$	_____________
49. The aggregate Solar Loan Balance for all Eligible Solar Loans for which the Related Property is located in the U.S. Virgin Islands, Guam and the Northern Mariana Islands	$	_____________
50. Line 1 times [***]%	$	_____________
51. Line 49 minus Line 50 (enter $0 if less than $0)	$	_____________
52. The aggregate Solar Loan Balance of all Eligible Solar Loans for which the stated interest rate is [***]% or less	$	_____________
53. Line 1 times [***]%	$	_____________
54. Line 52 minus Line 53 (enter $0 if less than $0)	$	_____________
55. The aggregate Solar Loan Balance of all Eligible Solar Loans for which the stated interest rate is 0%	$	_____________
56. Line 1 times [***]%	$	_____________
57. Line 55 minus Line 56 (enter $0 if less than $0)	$	_____________
58. The aggregate Solar Loan Balance for Eligible Solar Loans for which the related Obligor had a FICO score of [***] or less at the time of origination	$	_____________
59. Line 1 times [***]%	$	_____________
60. Line 58 minus Line 59 (enter $0 if less than $0)	$	_____________
61. The aggregate Solar Loan Balance of all Eligible Solar Loans for which the related Obligor had a FICO score of [***] or lower at the time of origination	$	_____________
62. Line 1 times [***]%	$	_____________
63. Line 61 minus Line 62 (enter $0 if less than $0)	$	_____________

Exhibit B-1-6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

64. The aggregate Solar Loan Balance for Eligible Solar Loans for which the procurement cost attributable to any related Ancillary PV System Components exceeds [***]% of the Solar Loan Balance of such Eligible Solar Loan	$	_____________
65. Line 1 times [***]%	$	_____________
66. Line 64 minus Line 65 (enter $0 if less than $0)	$	_____________
67. The amount by which the procurement cost attributable to Ancillary PV System Components with respect to all Eligible Solar Loans exceeds [***]% of the Aggregate Solar Loan Balance	$	_____________
68. The aggregate Solar Loan Balance of all Eligible Solar Loans for which a portion of the proceeds are used to finance Ancillary PV System Components	$	_____________
69. Line 1 times [***]%	$	_____________
70. Line 68 minus Line 69 (enter $0 if less than $0)	$	_____________
71. The aggregate Solar Loan Balance of all Eligible Solar Loans for which a portion of the proceeds are used to finance either (x) a generator, (y) an electric vehicle charger, or (z) a generator and an electric vehicle charger	$	_____________
72. Line 1 times [***]%	$	_____________
73. Line 72 minus Line 71 (enter $0 if less than $0)	$	_____________
74. The aggregate Solar Loan Balance of all Eligible Solar Loans for which the original principal balance of such Solar Loan (or, in the case of a Substantial Stage Date Solar Loan or Final Stage Date Solar Loan, the maximum principal balance thereof) is in excess of $[***]	$	_____________
75. Line 1 times [***]%	$	_____________
76. Line 75 minus Line 74 (enter $0 if less than $0)	$	_____________
77. The sum of Line 4 plus Line 7 plus Line 10 plus Line 13 plus Line 16 plus Line 19 plus Line 20 plus Line 23 plus Line 26 plus Line 27 plus Line 30 plus Line 33 plus Line 36 plus Line 39 plus Line 42 plus Line 45 plus Line 48 plus Line 51 plus Line 54 plus Line 57 plus Line 60 plus Line 63 plus Line 66 plus Line 67 plus Line 70 plus Line 73 plus Line 76 (the “Excess Concentration Amount”)	$	_____________

Exhibit B-1-7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT B-2

FORM OF NOTICE OF BORROWING

       , 20__

To:	Atlas Securitized Products Holdings, L.P., as Administrative Agent ~~and as Funding Agent~~

~~11 Madison Avenue, 5th Floor~~

230 Park Avenue, Suite 800

New York, NY 10169

Email: [***]

Atlas Securitized Products Administration, L.P., as Funding Agent

230 Park Avenue, Suite 800

New York, NY ~~10010~~10169

~~Facsimile: [***]~~

Email: [***]

East West Bank, as Funding Agent

555 Montgomery St., 10/F

San Francisco, CA 94111

Attention: Tradon Reid

Email: [***]

Zions Bancorporation, N.A., as Funding Agent

1900 Main Street, Suite 350

Irvine, CA 92614

Attn: Kristine Price

Telephone: [***]

Facsimile: [***]

Email: [***]

with a copy to:

Zions Bancorporation, N.A.,

200 N. Pacific Coast Highway, Suite 1850

El Segundo, CA 90245

Attn: Efrain Soto

Email: [***]

Royal Bank of Canada

Royal Bank Plaza, North Tower

200 Bay Street, 2nd Floor

Toronto Ontario M5J2W7

Attn: Securitization Finance

Telephone: [***]

Email: [***]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

with a copy to:

Royal Bank of Canada

Two Little Falls Center

2751 Centerville Road, Suite 212

Wilmington, DE 19808

Telephone: [***]

Email: [***]

SMBC Nikko Securities America, Inc., as Funding Agent

277 Park Ave, 5th Floor

New York, NY 10172

Attention: Peter Nakhla

Telephone: [***]

E-mail: [***]~~[***]~~

[***]

ING Capital LLC

as Funding Agent and as Committed Lender

1133 Avenue of the Americas

New York, NY 10036

Email: [***]

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova EZ-Own Portfolio, LLC, as Borrower (the “Borrower”), Sunnova SLA Management, LLC, as Manager and as Servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as Seller, Atlas Securitized Products Holdings, L.P., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders, Wells Fargo Bank, National Association, as Paying Agent and U.S. Bank National Association, as Custodian. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

A: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Lenders provide Advances based on the following criteria:

1. Aggregate principal amount of Advances requested: $[     ]

2. Allocated amount of such Advance to be paid by the Lenders in each Lender Group:

Atlas Lender Group	$[___________________]
EWB Lender Group	$[___________________]
Zions Lender Group	$[___________________]

Exhibit B-2-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed

RBC Lender Group	$[___________________]
SMBC Lender Group	$[___________________]
ING Lender Group	$[___________________]

3. Requested Borrowing Date:    , 20__2

4. $      should be transferred to the Liquidity Reserve Account

5. $      should be transferred to the Equipment Replacement Reserve Account

Account(s) to which Funding Agents should wire the balance of the requested funds:

Bank Name: [_________________]

ABA No.: [   ]

Account Name: [   ]

Account No.: [   ]

Reference: [   ]

6. Attached to this notice as Exhibit A is the Borrowing Base Certificate in connection with these Advances.

Very truly yours,

SUNNOVA EZ-OWN PORTFOLIO, LLC

By:
Name:
Title:

[2]	No earlier than two Business Days after the date of delivery of this Notice of Borrowing.

Exhibit B-2-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed

EXHIBIT C

FORM OF LOAN NOTE

LOAN NOTE

Up to $[ ]	[ ], 20[ ] New York, New York

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova EZ-Own Portfolio, LLC (the “Borrower”), Sunnova SLA Management, LLC, as manager, and as servicer, Sunnova Asset Portfolio 7 Holdings, LLC, as seller, Atlas Securitized Products Holdings, L.P., as administrative agent for the Lenders, the Lenders from time to time party thereto, each Funding Agent representing a group of Lenders party thereto, Wells Fargo Bank, National Association, as paying agent, and U.S. Bank National Association as custodian. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

FOR VALUE RECEIVED, the Borrower hereby promises to pay [__], as Funding Agent, for the benefit of the Lenders in its Lender Group (the “Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement (whether or not shown on Schedule I attached hereto (or such electronic counterpart)), in immediately available funds in lawful money of the United States the principal amount of up to [__] or, if less, the aggregate unpaid principal amount of all Advances made by the Lenders in the Loan Note Holder’s Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.

The Borrower also agrees to pay interest in like money to the Loan Note Holder, for the benefit of the Lenders in its Lender Group, on the unpaid principal amount of each such Advance from time to time from the date of each such Advance until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.

This Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral including the Solar Loans and the related Solar Assets.

In the event of any inconsistency between the provisions of this Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.

THIS LOAN NOTE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LOAN NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LOAN NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS LOAN NOTE, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS LOAN NOTE OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LOAN NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS LOAN NOTE.

This Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with any applicable law. This Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.

Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

[Signature page follows.]

Exhibit C-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, this Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.

SUNNOVA EZ-OWN PORTFOLIO, LLC

By:
Name:
Title:

Exhibit C-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE I

INCREASES AND DECREASES

DATE	UNPAID PRINCIPAL AMOUNT	INCREASE	DECREASE	TOTAL	COST OF FUNDS	INTEREST ACCRUAL PERIOD	NOTATION MADE BY:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT D

COMMITMENTS

Lender Group	Commitment			Maximum Facility Amount
~~Atlas Securitized Products Funding~~AGF WHCO 1~~, L.P.~~-A1 LP	$	[***	]	$	[***	]
East West Bank	$	[***	]	$	[***	]
Zions Bancorporation, N.A.	$	[***	]	$	[***	]
Royal Bank of Canada	$	[***	]	$	[***	]
Sumitomo Mitsui Banking Corporation	$	[***	]	$	[***	]
ING Capital LLC	$	[***	]	$	[***	]
Total:		$875,000,000			$1,000,000,000

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT E

FORM OF NOTICE OF DELAYED FUNDING

Sunnova EZ-Own Portfolio, LLC

20 Greenway Plaza, Suite 540

Houston, TX 77046

Re:	Notice of Potential For Delayed Funding

Reference is made to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time), by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company in its capacity as manager, SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company in its capacity as servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, a Delaware limited liability company, ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as administrative agent for the Lenders, the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent and U.S. Bank National Association, as custodian. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

Pursuant to Section 2.4(D) of the Credit Agreement, [       ], as a Funding Agent for the [ ] Lender Group, hereby notifies the Borrower that it has incurred external costs, fees or expenses directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitments under the Credit Agreement and/or its interests in the Loan Notes.

Sincerely,

[________________]

By:
Name:
Title:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT F

FORM OF DELAYED FUNDING NOTICE

Sunnova EZ-Own Portfolio, LLC

20 Greenway Plaza, Suite 540

Houston, TX 77046

Atlas Securitized Products Holdings, L.P., as Administrative Agent

~~11 Madison Avenue, 5th Floor~~

230 Park Avenue, Suite 800

New York, NY ~~10010~~10169

~~Facsimile: [***]~~

Email: [***]

Re:	Notice of Potential For Delayed Funding

Reference is made to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time), by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company (in its capacity as manager, the “Manager”), SUNNOVA SLA MANAGEMENT, LLC, a Delaware limited liability company (in its capacity as servicer, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, a Delaware limited liability company (the “Seller”), ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P. (“Atlas”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) for the financial institutions that may become parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), the Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as paying agent (in such capacity, the “Paying Agent”) and U.S. Bank National Association, as custodian (in such capacity, the “Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

Pursuant to Section 2.4(D) of the Credit Agreement, [      ], as the Funding Agent for the [ ] Lender Group, hereby notifies the Borrower of its intent to fund its amount of the Advance related to the Notice of Borrowing delivered by the Borrower on [ ], on a Business Day that is before [   ]3, rather than on the date specified in such Notice of Borrowing.

[3]	Thirty-five days following the date of delivery by such Committed Lender of this Delayed Funding Notice.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Sincerely,

[________________]

By:
Name:
Title:

Exhibit F-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT G

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto (the “Joinder Agreement”), among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower (the “Borrower”), the Lender set forth in Item 2 of Schedule I hereto, as an additional lender (the “Additional Lender”) and the Funding Agent set forth in Item 2 of Schedule I hereto, as an additional funding agent (the “Additional Funding Agent”), and ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and the Funding Agents under, and as defined in, the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, this Joinder Agreement is being executed and delivered in connection with the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower, SUNNOVA SLA MANAGEMENT, LLC, as Manager and as Servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller, U.S. BANK NATIONAL ASSOCIATION, as Custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, the Lenders and Funding Agents from time to time party thereto and ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as Administrative Agent for the Lenders (as amended, modified, and/or supplemented prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined); and

WHEREAS, the Additional Lender wishes to become a Lender party to the Credit Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon receipt by the Administrative Agent of a counterpart of this Joinder Agreement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Additional Lender, the Additional Funding Agent, the Borrower and the Administrative Agent, the Administrative Agent will transmit to the Borrower, the Servicer, the Manager, the Paying Agent, the Additional Lender and the Additional Funding Agent a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Agreement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Agreement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Additional Lender shall be a Committed Lender party to the Credit Agreement for all purposes thereof having an initial Lender Group Percentage and Commitment, if applicable, as set forth in such Schedule II.

By executing and delivering this Joinder Agreement the Additional Lender confirms to and agrees with the Administrative Agent and the Lender as follows: (i) neither the Administrative Agent nor any other Lender makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement (other than representations or warranties made by such respective parties) or the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, or with respect to the financial condition of Parent, Sunnova Management, Seller, or the Borrower (collectively, the “Sunnova Entities” and each, a “Sunnova Entity”), or the performance or observance by any Sunnova Entity of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant hereto; (ii) the Additional Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (iii) the Additional Lender will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) each Additional Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VIII of the Credit Agreement; (v) each Additional Lender appoints and authorizes the related Additional Funding Agent to take such action as funding agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VII of the Credit Agreement; and (vi) the Additional Lender agrees (for the benefit of the other parties to the Credit Agreement) that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Schedule II hereto sets forth the Commitment and the Commitment Termination Date of the Additional Lender, as well as administrative information with respect to the Additional Lender and the Additional Funding Agent.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

Exhibit G-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE I TO

JOINDER AGREEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER AGREEMENT

Re:

Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, modified, and/or supplemented prior to the date hereof) among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower, SUNNOVA SLA MANAGEMENT, LLC, as Manager and as Servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller, U.S. BANK NATIONAL ASSOCIATION, as Custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, the Lenders and Funding Agents from time to time party thereto and ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as Administrative Agent

Item 1:	Date of Joinder Agreement:

Item 2:	Additional Lender:

Additional Funding Agent:

Item 3:	Type of Lender:	____ Conduit Lender
____ Committed Lender

Item 4:	Complete if Committed Lender: Commitment: $ ______________

Scheduled Commitment Termination Date:

Item 5:	Name of Funding Agent:

Item 6:	Name of Lender Group:

Item 7:	Signatures of Parties to Agreement:

as Additional Lender

By:
Name:
Title:

Exhibit G-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

By:
Name:
Title:

SUNNOVA EZ-OWN PORTFOLIO, LLC,as Borrower

By:
Name:
Title:

ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P.,as Administrative Agent

By: Atlas Securitized Products Advisors GP, LLC, its general partner

By:
Name:
Title:

Exhibit G-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE II TO

JOINDER AGREEMENT

LIST OF INVESTING OFFICES, ADDRESSES

FOR NOTICES AND COMMITMENT

[Additional Lender]
Committed Lender		(Y/N	)
Initial Lender Group Percentage:
(if applicable)		_______	%
Initial Commitment:	$	____________
Office and Address for Notices:
[Additional Funding Agent]
Office and Address for Notices:

Exhibit G-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE III TO

JOINDER AGREEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:	[Names and addresses of Borrower, Servicer, Manager, Paying Agent, Additional Lender and Additional Funding Agent]

The undersigned, as Administrative Agent under the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, modified, and/or supplemented prior to the date hereof) among SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower, SUNNOVA SLA MANAGEMENT, LLC, as Manager and as Servicer, SUNNOVA ASSET PORTFOLIO 7 HOLDINGS, LLC, as Seller, U.S. BANK NATIONAL ASSOCIATION, as Custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Paying Agent, the Lenders and Funding Agents from time to time party thereto and ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as Administrative Agent, acknowledges receipt of the executed counterparts of a completed Joinder Agreement. [Note: attach copies of Schedules I and II from such Joinder Agreement.] Terms defined in such Joinder Agreement are used herein as therein defined.

Pursuant to such Joinder Agreement, you are advised that the Joinder Effective Date will be       ,   .

Very truly yours,

ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P.,as Administrative Agent

By: Atlas Securitized Products Advisors GP, LLC, its general partner

By:
Name:
Title:

Exhibit G-6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT H

APPROVED FORMS

[ON FILE WITH ADMINISTRATIVE AGENT]

Exhibit H-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT I

FORM OF ASSIGNMENT AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment Agreement”) is entered into as of [    ] between [    ] (“Assignor”) and [    ] (“Assignee”). Reference is made to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (which, as the same may from time to time be amended, modified, supplemented, renewed, extended or restated, is hereinafter called the “Credit Agreement”), among SUNNOVA EZ-OWN PORTFOLIO, LLC, (“Borrower”), SUNNOVA SLA MANAGEMENT, LLC, (“Servicer”), SUNNOVA SLA MANAGEMENT, LLC (“Manager”), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), each Funding Agent representing a group of Lenders, ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as paying agent, and U.S. BANK NATIONAL ASSOCIATION, as custodian. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

1. In accordance with the terms and conditions of Section 10.8 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Transaction Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Advances, all to the extent specified on Annex I.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Transaction Documents or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto; and (d) represents and warrants that the amount set forth next to the heading “Purchase Price” on Annex I (the “Purchase Price”) represents the amount owed by Borrower to Assignor with respect to Assignor’s share of the Loans and/or Commitments assigned hereunder, as reflected on Assignor’s books and records.

3. The Assignee (a) confirms that it has received executed copies of the Credit Agreement and the other Transaction Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it

Exhibit I-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

will, independently and without reliance upon Administrative Agent, Assignor, or any other Lender, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Transaction Documents; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender; and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

4. Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to the Administrative Agent for recording by the Administrative Agent. The effective date of this Assignment (the “Settlement Date”) shall be the latest to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, (b) the receipt by Administrative Agent for Administrative Agent’s sole and separate account a processing fee in the amount of $[***] (c) the receipt of any required consent of the Administrative Agent, and (d) the date specified in Annex I.

5. Upon recording by the Administrative Agent, as of the Settlement Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Transaction Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Transaction Documents, provided, however, that nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Article 12 and Article 13 of the Credit Agreement.

6. On the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I). From and after the Settlement Date, Administrative Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date. On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date and has not been taken into account in determining the Purchase Price.

Exhibit I-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

7. This Assignment Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party and may be by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Assignment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

8. THIS ASSIGNMENT AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLGIATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Exhibit I-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers thereunto duly authorized, as of the first date above written.

[NAME OF ASSIGNOR] as Assignor

By:

Name:
Title:

[NAME OF ASSIGNEE] as Assignee

By:

Name:
Title:

ACCEPTED THIS ____ DAY OF _______________

ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P.,as Administrative Agent

By: Atlas Securitized Products Advisors GP, LLC,its general partner

By:
Name:
Title:

Exhibit I-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

[Consented to by Borrower
SUNNOVA EZ-OWN PORTFOLIO, LLC

By:

Name:

Title:	][4]

[4]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

Exhibit I-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ANNEX FOR ASSIGNMENT AND ASSUMPTION

ANNEX I

1.	Borrower: SUNNOVA EZ-OWN PORTFOLIO, LLC

2.	Name and Date of Second Amended and Restated Credit Agreement:

Second Amended and Restated Credit Agreement, dated as of August 2, 2023 by and among SUNNOVA EZ-OWN PORTFOLIO, LLC, (“Borrower”), SUNNOVA SLA MANAGEMENT, LLC, (“Servicer”), SUNNOVA SLA MANAGEMENT, LLC (“Manager”), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), each Funding Agent representing a group of Lenders, ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as paying agent, and U.S. BANK NATIONAL ASSOCIATION, as custodian.

3.	Amounts:

Aggregate Amount of Commitments / Funded Advances of Assignor	Amount of Commitments / Funded Advances Assigned	Percentage Assigned of Commitments / Funded Advances
$[___________] /	$[___________] /	% /
$	$	%

5. Settlement Date:

6. Purchase Price:	$

7. Notice and Payment Instructions, etc.

Assignee:	Assignor:

Annex I

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT J

FORM OF ALLOCATION REPORTING LETTER

To:

ING Capital LLC,

as Green Loan Structuring Agent

1133 Avenue of the Americas

New York, NY 10036

Email: Sandeep.Srinath@ING.COM

From: Sunnova EZ-Own Portfolio, LLC

Date: [DATE]

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SUNNOVA EZ-OWN PORTFOLIO, LLC, (“Borrower”), SUNNOVA SLA MANAGEMENT, LLC, (“Servicer”), SUNNOVA SLA MANAGEMENT, LLC (“Manager”), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), each Funding Agent representing a group of Lenders, ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as paying agent, and U.S. BANK NATIONAL ASSOCIATION, as custodian. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.

Pursuant to Section 10.31 of the Credit Agreement, we hereby provide you with this Allocation Reporting Letter for the purpose of reporting on the actual use of proceeds of the Advances pursuant to the Credit Agreement.

2.	We hereby confirm that all proceeds of the Advances have been applied in a manner that complies with Section 2.3 of the Credit Agreement.

3.	We hereby confirm that the Eligible Green Projects Ratio is [ ]x as of [ date ].

4.

To date, USD [insert amount] of the proceeds of the Advances have been used to finance or refinance Solar Loans related to Eligible Green Projects as shown on the attached Exhibit A. [Attach a list of the Solar Loans related to Eligible Green Projects financed or refinanced including the Solar Loan Balance of each.]

Exhibit J

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

We certify the foregoing as being true and accurate in all material respects as of the date of this Allocation Reporting Letter.

SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower

By:
Name:
Title:

Exhibit J

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT K

FORM OF IMPACT REPORTING LETTER

To:

ING Capital LLC,

as Green Loan Structuring Agent

1133 Avenue of the Americas

New York, NY 10036

Email: Sandeep.Srinath@ING.COM

From: Sunnova EZ-Own Portfolio, LLC

Date: [DATE]

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SUNNOVA EZ-OWN PORTFOLIO, LLC, (“Borrower”), SUNNOVA SLA MANAGEMENT, LLC, (“Servicer”), SUNNOVA SLA MANAGEMENT, LLC (“Manager”), the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), each Funding Agent representing a group of Lenders, ATLAS SECURITIZED PRODUCTS HOLDINGS, L.P., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as paying agent, and U.S. BANK NATIONAL ASSOCIATION, as custodian. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.

Pursuant to Section 10.31 of the Credit Agreement, we hereby provide you with this Impact Reporting Letter for the purpose of reporting on the expected impact of the use of proceeds of the Advances pursuant to the Credit Agreement.

2.	Set forth below are the total expected solar capacity and greenhouse gas emissions avoided with respect to the Eligible Green Projects:

Reference Period	Total Solar capacity in MW	Total Solar Power Generation in MWh	GHG Emissions Avoided in tCO2e
Year[1]
Year[2]
Year[3]
Year[4]
…

Exhibit K

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

We certify that to our knowledge the foregoing is true and accurate in all material respects as of the date of this Impact Reporting Letter.

SUNNOVA EZ-OWN PORTFOLIO, LLC, as Borrower

By:
Name:
Title:

Exhibit K

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE I-A

ELIGIBILITY CRITERIA APPLICABLE TO ALL SOLAR LOANS

“Eligible Solar Loan” shall mean a Solar Loan that meets each of the following criteria as of any date of determination:

(a) each entry with respect to the Solar Loan set forth on the Schedule of Eligible Solar Assets is complete, accurate, true and correct in all material respects and does not omit any necessary information that makes such entry misleading;

(b) is evidenced and governed by form loan documentation in one of the Approved Forms (as such form documentation may be modified after the Closing Date in accordance with Section 5.1(W) of the Agreement);

(c) has not been amended, waived, extended, or modified from its original terms in any manner inconsistent with the Customer Credit and Collection Policies;

(d) is denominated and payable solely in Dollars;

(e) (i) if such Solar Loan has a stated interest greater than [***]%, the FICO score with respect to (A) the related initial Obligor was at least [***] and (B) any subsequent Obligor with respect to the related PV System was at least [***] or such Obligor has provided a security deposit in accordance with the Credit Underwriting and Reassignment Credit Policy, in each case at the time such Solar Loan was originated and (ii) if such Solar Loan has a stated interest rate of [***]% or lower, the FICO score with respect to the related Obligor was at least [***];

(f) after giving effect to the Solar Loan’s inclusion as an Eligible Solar Loan, the weighted average FICO score (determined as of the date of origination of the related Solar Loan Contract) with respect to the related Obligors for all Eligible Solar Loans will be at least [***];

(g) the Obligor with respect to such Solar Loan does not have any statutory or other right under its Ancillary Solar Agreements to cancel such Solar Loan (or such statutory or other cancellation right is no longer be exercisable);

(h) the related Solar Loan Contract, the Ancillary Solar Agreements and the rights with respect to the related Conveyed Property are freely assignable to the Borrower and a security in the Conveyed Property may be granted by the Borrower without the consent of any Person;

(i) such Solar Loan, together with its Ancillary Solar Agreements related thereto, was originated and is as of the related Cut-off Date in compliance in all material respects with all Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, the Holder Rule, credit protection and privacy laws);

(j) the Solar Loan and each other Ancillary Solar Agreement is in full force and effect, is the legal, valid and binding obligation of the related Obligor or other obligor and is enforceable in accordance with its terms, except as such enforcement may be limited in the future by applicable Insolvency Laws and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity);

Schedule I-A-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(k) such Solar Loan is not a Defaulted Solar Loan or a Delinquent Solar Loan; furthermore, the related Obligor associated with such Solar Loan is not an Obligor for any other Solar Loan that would meet the definition of either Defaulted Solar Loan or Delinquent Solar Loan;

(l) no selection procedures reasonably believed by the Borrower to be adverse to the Lenders were utilized in selecting such Solar Loan and the related Conveyed Property from among the Eligible Solar Loans directly owned by the Seller and its Affiliates;

(m) such Solar Loan was originated in the ordinary course of Parent’s business in accordance with the Customer Credit and Collection Policies (including the approval of the related Obligor in accordance with Parent’s credit approval parameters);

(n) other than with respect to Substantial Stage Date Solar Loans until such Solar Loans have become Final Stage Date Solar Loans, the related PV System or Independent Energy Storage System, as applicable, securing such Solar Loan was sold by and has been properly delivered to and designed, procured and installed for the related Obligor by an Approved Installer using Solar Photovoltaic Panels, Inverters, battery storage and battery managements systems, as applicable, manufactured by an Approved Vendor and is in good repair, without defects and is in satisfactory order. Other than with respect to Substantial Stage Date Solar Loans until such Solar Loans have become Final Stage Date Solar Loans, at the time of installation, such Approved Installer was properly licensed and had the required expertise to design, procure and install the related PV System or Independent Energy Storage System, as applicable. Other than with respect to Substantial Stage Date Solar Loans, Final Stage Date Solar Loans, the related Obligor has accepted the PV System or Independent Energy Storage System, as applicable, and has not notified the Borrower, the Manager or any Affiliate thereof of any existing defects therein which is not in the process of being investigated, addressed or repaired by the Approved Installer, Borrower, the Manager or an Affiliate thereof;

(o) the related Solar Loan Contract does not provide the Obligor with any right of set-off;

(p) the related Solar Loan Contract has not been satisfied, subordinated or rescinded;

(q) other than with respect to Substantial Stage Date Solar Loans and Final Stage Date Solar Loans, the related Obligor is required to maintain or, in the case of PV Systems and/or Independent Energy Storage Systems located in the U.S. Virgin Islands, Puerto Rico, Guam or the Northern Mariana Islands, Sunnova maintains liability insurance and property insurance and the coverage limits are sufficient to cover the full replacement and installation cost of the PV System or Independent Energy Storage System, as applicable;

(r) the transfer, assignment and pledge of the Solar Loan and the related Conveyed Property by the Borrower pursuant to the Security Agreement is not subject to and will not result in any Tax payable by Borrower to any federal, state or local government except as paid. No Tax is owed in connection with the sale or contribution to the Borrower except as paid;

Schedule I-A-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(s) the related Solar Loan Contract is governed by the laws of a state or territory of the United States and was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer, pledge or assignment of the related Solar Loan Contract under any of the Transaction Documents, including any exchange for refund in accordance with the Transaction Documents;

(t) other than with respect to Final Stage Date Solar Loans and Substantial Stage Date Solar Loans, there are no unpaid fees owed to third parties relating to the origination of the related Solar Loan and installation of the related PV System;

(u) the agreement that evidences the Solar Loan constitutes “chattel paper” within the meaning of the UCC in all applicable jurisdictions and either (i) the single authoritative electronic copy of such chattel paper has been delivered to the Custodian’s eVault or (ii) if a Solar Loan was signed by the Obligor on tangible paper media, it is validated as a complete and binding agreement and scanned to create a replicated electronic record of the verified paper original agreement; the verified electronic record is submitted to the Custodian’s eVault, becomes the single authoritative electronic copy of such chattel paper and, upon confirmation that the electronic record accurately reflects the original tangible media comprising such Solar Loan, the original paper media has been destroyed (or permanently marked as a copy), whereupon no other Person has or could obtain possession or control thereof in a manner that would enable such Person to claim priority over the lien granted by the Borrower to the Administrative Agent), and in either case the Custodian has confirmed receipt together with the Ancillary Solar Agreements, if any, for such Solar Loan;

(v) as to which a precautionary fixture filing has been submitted for recordation in the applicable county records or real property registry if required under the Servicing Agreement or the Customer Credit and Collection Policy;

(w) which is secured by a valid first priority perfected security interest and lien (subject to Permitted Liens) on the PV System or Independent Energy Storage System, as applicable, securing the Obligor’s obligations under such Solar Loan, subject only to Permitted Liens and the terms of the Solar Loan Contract provide that the parties thereto agree that the related PV System or Independent Energy Storage System, as applicable, is not a fixture under the applicable UCC;

(x) which is an obligation of an Obligor (i) that is an individual that is not deceased and is not a Governmental Authority, a business, a corporation, institution or other legal entity (a “natural person”); provided, that up to [***]% of the Aggregate Solar Loan Balance may relate to Obligors that are a limited liability company, corporation, trust, partnership or other legal entity if (A) Parent has determined that the controlling member of the limited liability company, controlling stockholder of the corporation, trustee of the trust, general partner of the partnership or other equivalent controlling person the legal entity is a natural person and (B) Parent has performed the same underwriting process in connection with such natural person as it applies to Obligors that are natural persons; (ii) that voluntarily entered into such Solar Loan and not as a result of fraud or identity theft, and (iii) who owns the real property on which the PV System is installed; provided that in the case where the Obligor is a natural person, the residence may be owned by a limited liability company, corporation, trust, partnership or other legal entity for which Parent has determined that the Obligor is the controlling member, controlling stockholder, trustee, general partner or other equivalent controlling person);

Schedule I-A-3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(y) the related PV System or Independent Energy Storage System, as applicable, with respect to such Solar Loan is (or, in the case of Substantial Stage Date Solar Loans, will be) installed on (1) a single-family residence, a duplex or a townhouse with less than four units that is owned by the related Obligor (except as permitted under criteria (x) above) or (2) a condominium that is owned by the related Obligor (except as permitted under criteria (x) above) and that complies with all additional requirements applicable to condominiums under the Customer Credit and Collection Policies;

(z) has an original term to maturity of either 120, 144, 180, 240 or 300 months (and in no event more than 300 months);

(aa) (i) the Obligor with respect to the Solar Loan is not a debtor in a bankruptcy case as of the related Transfer Date and (ii) the Obligor has not commenced any litigation or asserted any claim challenging the validity or enforceability of the related Solar Loan Contract;

(bb) Seller had legal title thereto at the time of the sale of such Solar Loan to the Borrower and the Borrower will acquire legal title thereto free and clear of all Liens (other than Permitted Liens and Liens released concurrently with the transfer to the Borrower under the Sale and Contribution Agreement);

(cc) the related Solar Loan Contract and any amendments or modifications have been converted into an electronic form and the related original Solar Loan Contract and any amendments or modifications have been destroyed on or before the related Borrowing Date in compliance with Parent’s document storage copies.

(dd) as between the Seller and the Obligor, the Obligor is responsible for the payment of all expenses in connection with the maintenance, repair, insurance and taxes for the related PV System or Independent Energy Storage System, as applicable, and all payments with respect to such Solar Loan are payable without condition and notwithstanding any casualty, loss or other damage to such PV System or Independent Energy Storage System, as applicable, the Ancillary Solar Agreements or the Solar Loan Contract with respect to such Solar Loan provide for acceleration of payments and repossession of the related PV System or Independent Energy Storage System, as applicable, securing such Solar Loan upon a default by the related Obligor;

(ee) (i) if the Related Property with respect to such Solar Loan is not located in Puerto Rico, Guam, the Northern Mariana Islands or the U.S. Virgin Islands, has a stated interest rate of no less than [***]% and (ii) if the Related Property with respect to such Solar Loan is located in Puerto Rico, Guam, the Northern Mariana Islands or the U.S. Virgin Islands, has a stated interest rate of no less than [***]%;

(ff) [reserved];

Schedule I-A-4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(gg) the underlying documentation of such Solar Loan provides that, upon the sale of the residence connected to the related PV System or Independent Energy Storage System, as applicable, the Obligor of such Solar Loan must pre-pay the Solar Loan unless the purchaser of the residence (i) meets Parent’s (or such approved channel partner’s) underwriting criteria, (ii) executes and delivers to the Servicer a written assumption of the Solar Loan and (iii) begins timely performance of the obligations thereunder;

(hh) is a loan that does not constitute a “security” under, and is not subject to, federal or state securities laws;

(ii) is a term loan that requires scheduled payments that amortize principal plus interest to be paid monthly, no portion of which may be re-borrowed once repaid;

(jj) other than Final Stage Date Solar Loans and Substantial Stage Date Solar Loans, either the first scheduled payment with respect to such Solar Loan has been made or the first scheduled payment with respect to such Solar Loan is not yet due but such payment is due no later than the first full calendar month immediately following the later of (x) the related Transfer Date or (y) the date that the related Solar Asset receives permission to operate;

(kk) if such Solar Loan is a Substantial Stage Date Solar Loan, (i) such Solar Loan has not been a Substantial Stage Date Solar Loan for more than one hundred fifty (150) days, (ii) the related Obligor of which has not canceled the installation of the Related Property notwithstanding receipt of the related “notice to proceed” and (iii) upon funding of the final disbursement under such Substantial Stage Date Solar Loan, the Borrower shall have acquired and the Seller shall have assigned full legal title to such Solar Loan to Borrower and elevated such participation interest therein pursuant to the terms of the Sale and Contribution Agreement; and

(ll) if such Solar Loan is a Final Stage Date Solar Loan, such Solar Loan has not been a Final Stage Date Solar Loan for more than one hundred eighty (180) days.

Schedule I-A-5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE I-B

ELIGIBILITY CRITERIA APPLICABLE TO PV SOLAR LOANS

With respect to each Solar Loan that is a PV Solar Loan, “Eligible Solar Loan” shall mean a PV Solar Loan that meets each of the following criteria as of any date of determination (in addition to the criteria set forth in Schedule I-A):

(a) the Related Property related to such PV Solar Loan is located in a state of the United States or, if such Related Property includes an Energy Storage System, an Approved U.S. Territory;

(b) other than with respect to Substantial Stage Date Solar Loans and Final Stage Date Solar Loans, the related PV System securing such PV Solar Loan has received permission to interconnect and operate from the interconnecting utility and is operating and connected to such interconnecting utility, and, as of the related Borrowing Date, has not been turned off due to an Obligor delinquency;

(c) the proceeds of which are used solely to finance the acquisition and/or installation of a PV System (including, if applicable, an Energy Storage System) on or at a residence, along with the Ancillary PV System Components, in each case so long as the costs relating to Ancillary PV System Components are incurred in combination with the installation of such PV System;

(d) the original principal balance of such PV Solar Loan (or, in the case of a Substantial Stage Date Solar Loan or Final Stage Date Solar Loan, the maximum principal balance thereof) is at least $[***] but does not exceed $[***];

(e) after giving effect to the Solar Loan’s inclusion as an Eligible Solar Loan, the average original principal for all Eligible Solar Loans that are PV Solar Loans will not exceed $[***]; and

(f) If the Related Property includes Ancillary PV System Components:

(i) the Sunnova Tracking System specifically identifies the portion of the amounts payable under the related Solar Loan Contract that relate to such Ancillary PV System Components and the amounts payable that relate to the PV System (without inclusion of such Ancillary PV System Components) and any related Energy Storage System;

(ii) the related Solar Loan Contract does not provide that such Ancillary PV System Components will be replaced by the Parent or any Affiliate thereof, other than replacements for generators, load controllers or electric vehicle chargers financed in connection with the related Solar Loan Contract;

(iii) there is no obligation under the related Solar Loan Contract or other document that requires the Parent or any Affiliate thereof to provide (either directly or indirectly) any operations or maintenance services with respect to such Ancillary PV System Components, except for generators, load controllers and electric vehicle chargers (if any); and

Schedule I-B-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv) to the extent such Ancillary PV System Components include a generator (i) the owner of the related Solar Asset shall have executed an operations and maintenance agreement in form and substance reasonably satisfactory to the Administrative Agent, which operations and maintenance agreement provides for operation and maintenance services for generators, (ii) the Administrative Agent shall have received reasonably satisfactory due diligence from an independent engineer supporting the expected operation and maintenance costs associated with generators included in Ancillary PV System Components and (iii) the Administrative Agent shall have provided its consent to such inclusion (such consent not to be unreasonably withheld or delayed);

(v) none of the Borrower or any of its Affiliates provide any warranties in respect of such Ancillary PV System Components, other than warranties for generators, load controllers or electric vehicle chargers financed in connection with the related Solar Loan Contract; and (vi) the procurement cost attributable to such Ancillary PV System Components does not exceed [***]% of the Total Equipment Cost with respect to such PV Solar Loan.

Schedule I-B-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE I-C

ELIGIBILITY CRITERIA APPLICABLE TO ESS SOLAR LOANS

With respect to each Solar Loan that is an ESS Solar Loan, “Eligible Solar Loan” shall mean an ESS Solar Loan that meets each of the following criteria as of any date of determination (in addition to the criteria set forth in Schedule I-A):

(a) the Related Property related to such ESS Solar Loan is located in a state of the United States or an Approved U.S. Territory;

(b) other than with respect to Substantial Stage Date Solar Loans, installation of the related Energy Storage System securing such ESS Solar Loan has been completed and, other than with respect to Substantial Stage Date Solar Loans and Final Stage Date Solar Loans, such Energy Storage System is connected to an operational PV System; and, as of the related Borrowing Date, such Energy Storage System has not been turned off due to an Obligor delinquency;

(c) the proceeds of which are used solely to finance the acquisition and/or installation of an Energy Storage System on or at a residence, along with Ancillary PV System Components, in each case so long as the costs relating to Ancillary PV System Components are incurred in combination with the installation of such Energy Storage System;

(d) the original principal balance of such ESS Solar Loan (or, in the case of a Substantial Stage Date Solar Loan or Final Stage Date Solar Loan, the maximum principal balance thereof) is at least $[***] but does not exceed $[***];

(e) after giving effect to the ESS Solar Loan’s inclusion as an Eligible Solar Loan, the average original principal for all Eligible Solar Loans that are ESS Solar Loans will not exceed $[***];

(f) has an original term to maturity of either 120, 180 or 300 months (and in no event more than 300 months);

(g) If the Related Property includes Ancillary PV System Components:

(i) the Sunnova Tracking System specifically identifies the portion of the amounts payable under the related Solar Loan Contract that relate to such Ancillary PV System Components and the amounts payable that relate to the Energy Storage System (without inclusion of such Ancillary PV System Components);

(ii) the related Solar Loan Contract does not provide that such Ancillary PV System Components will be replaced by the Parent or any Affiliate thereof, other than replacements for generators, load controllers or electric vehicle chargers financed in connection with the related Solar Loan Contract;

(iii) there is no obligation under the related Solar Loan Contract or other document that requires the Parent or any Affiliate thereof to provide (either directly or indirectly) any operations or maintenance services with respect to such Ancillary PV System Components, except for generators, load controllers and electric vehicle chargers (if any); and

Schedule I-C-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv) to the extent such Ancillary PV System Components include a generator (i) the owner of the related Solar Asset shall have executed an operations and maintenance agreement in form and substance reasonably satisfactory to the Administrative Agent, which operations and maintenance agreement provides for operation and maintenance services for generators, (ii) the Administrative Agent shall have received reasonably satisfactory due diligence from an independent engineer supporting the expected operation and maintenance costs associated with generators included in Ancillary PV System Components and (iii) the Administrative Agent shall have provided its consent to such inclusion (such consent not to be unreasonably withheld or delayed);

(v) none of the Borrower or any of its Affiliates provide any warranties in respect of such Ancillary PV System Components, other than warranties for generators, load controllers or electric vehicle chargers financed in connection with the related Solar Loan Contract; and

(vi) the procurement cost attributable to such Ancillary PV System Components does not exceed [***]% of the Total Equipment Cost with respect to such ESS Solar Loan.

Schedule I-C-2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE II

LOCKBOX BANK, LOCKBOX ACCOUNT, THE COLLECTION ACCOUNT, THE EQUIPMENT REPLACEMENT RESERVE ACCOUNT, THE LIQUIDITY RESERVE ACCOUNT, BORROWER’S ACCOUNT, TAKEOUT TRANSACTION ACCOUNT AND LOAN PROCEEDS ACCOUNT

1.	Lockbox Bank: JPMorgan Chase Bank, N.A.

[***]

a. ZBA 10 Account	#[***]	Lockbox Account
b. Operating Account	#[***]	Borrower’s Account
c. LPA	#[***]	Loan Proceeds Account

2.	Wells Fargo Bank, National Association

[***]

a. Paying Agent	#[***] Collection Account
b. Paying Agent	#[***] Liquidity Reserve Account
c. Paying Agent	#[***] Equipment Replacement Reserve Account
d. Paying Agent	#[***] Takeout Transaction Account

Schedule II-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE III

MATERIAL CONTRACTS AND OTHER COMMITMENTS OF THE BORROWER

None.

Schedule III-1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

SCHEDULE IV

DISQUALIFIED LENDERS

[***]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.